UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-3919

Name of Registrant:	Vanguard STAR Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2004 - April 30, 2005

Item 1:	Reports to Shareholders

Vanguard® STAR® Fund

April 30, 2005

	CONTENTS	SUMMARY
1	CHAIRMAN‘S LETTER	• Vanguard STAR Fund returned 4.0%
5	FUND PROFILE	for the first half of its 2005 fiscal year,
6	GLOSSARY OF INVESTMENT TERMS	outpacing its comparative standards.
7	PERFORMANCE SUMMARY	•The fund benefited from the strong
8	FINANCIAL STATEMENTS	returns achieved by managers of its value-
14	ABOUT YOUR FUND‘S EXPENSES	oriented and international stock funds.
•The fund recently celebrated its 20th
anniversary.

VANGUARD'S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times. o Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
• Communicate candidly not only about the rewards of investing but also about the risks and costs.
• Maintain highly effective controls to safeguard your assets and protect your confidential information. o Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that--informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN'S LETTER

Dear Shareholder,

During the first six months of its 2005 fiscal year, Vanguard STAR Fund navigated choppy markets to deliver a solid 4.0% return. This result surpassed the returns of your fund's comparative standards, as well as the performance of the broad stock and bond markets. The fund's diversified mix of stock and bond funds made the most out of the markets' pockets of strength, notably value-oriented and international stocks, while limiting the damage from weaker segments such as growth stocks. Your fund's per-share distributions and change in net asset value during the period can be found in the table on page 4.

Total Returns	Six Months Ended April 30, 2005

Vanguard STAR Fund	4.0%

STAR Composite Index*	3.1
STAR Composite Average**	2.5

 *The STAR Composite Index is weighted 50% Dow Jones Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, 12.5% Lehman 1–5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index through April 22, 2005; and 50% MSCI US Broad Market Index, 25% Lehman Aggregate Bond Index, 12.5% Lehman 1–5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index thereafter.
**The STAR Composite Average, which is derived from data provided by Lipper Inc., is weighted 50% average general equity fund, 25% average fixed income fund, 12.5% average 1–5 year investment-grade fund, and 12.5% average international fund.

STOCKS STALLED AMID MARKET UNCERTAINTY

U.S. stocks rallied in the final months of 2004, then drifted lower as the New Year began. Although the economy registered respectable growth during the fiscal half-year, concern about the strength and durability of the expansion seemed to dictate the market’s direction.

Segments of corporate America generated unexpectedly robust profits, for example, but every instance of good news seemed to be overshadowed by a high-profile disappointment. Persistently high oil prices and other specters of inflation also cast a pall on the market’s mood.

The broad stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 3.5% for the six months. As has been the case for much of the past five years, value-oriented stocks outpaced their growth-oriented counterparts. In a reversal of recent

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trends, large-capitalization stocks bested the market’s smaller companies. On balance, international stocks generated higher returns than the U.S. market.

THE FED STEPPED TO THE FORE

In the bond market, the Federal Reserve Board commanded the spotlight, signaling that its near-term objective was to short-circuit any surge in inflation. The Fed raised its target for the federal funds rate to 2.75% during the half-year, a full percentage point higher than its level at the start of the period. (In early May, the Fed raised the target to 3.00%.) The steady increase in the yield of the 3-month U.S. Treasury bill paralleled the Fed’s actions. At the close of the period, the bill yielded 2.89%.

Market Barometer	Total Returns Periods Ended April 30, 2005
	Six Months	One Year	Five Years*
Stocks
Russell 1000 Index (Large-caps)	4.0%	7.2%	-2.7%
Russell 2000 Index (Small-caps)	-0.1	4.7	4.1
Dow Jones Wilshire 5000 Index	3.5	7.0	-2.0
(Entire market)
MSCI All Country World Index
ex USA (International)	9.1	16.9	0.6

Bonds
Lehman Aggregate Bond Index	1.0%	5.3%	7.5%
(Broad taxable market)
Lehman Municipal Bond Index	1.9	6.8	7.0
Citigroup 3-Month Treasury Bill Index	1.1	1.7	2.6

CPI
Consumer Price Index	1.9%	3.5%	2.6%

*Annualized

The impact on longer-term securities was less pronounced. The yield of the benchmark 10-year Treasury note rose 18 basis points to 4.20%, while the yields of the longest-term securities declined modestly.

Annualized Expense Ratios: Your fund compared with a benchmark
	Fund Expense Ratio	Average Weighted Expense Ratio*	Composite Benchmark Expense Ratio**

STAR Fund	0.00%	0.36%	1.34%

*For underlying funds.
**Based on the STAR Composite Average, which is weighted 50% average general equity fund, 25% average fixed income fund, 12.5% average 1-5 year investment-grade fund, and 12.5% average international fund. The figure is derived from data provided by Lipper Inc. and captures information through year-end 2004.

STAR’S LONG-TERMVIRTUES
WERE ON DISPLAY

During the first half of the fiscal period, Vanguard STAR Fund’s “fund of funds” approach showcased the virtues of balance and diversification, as well as the potential for talented investment managers to enhance your share of the markets’ returns.

2

The virtues of balance and diversification were apparent in the 3.1% return of the STAR Composite Index, which tracks the market segments that are represented in your fund’s portfolio. Although this return was modestly lower than that of the broad U.S. stock market, the STAR Composite Index achieved this stocklike result with a roughly 40% weighting in fixed income indexes, which can reduce the volatility of an all-stock portfolio.

Vanguard Fund (Investor Shares)	Percentage of STAR's Assets*	Total Returns: 6 Months Ended April 30, 2005

Stock Funds
Windsor(TM)II	16.3%	8.3%
Windsor	8.8	5.0
U.S. Growth	6.9	0.0
Morgan(TM)Growth	6.9	2.4
PRIMECAP	6.9	0.2
International Value	6.2	9.2
International Growth	6.2	8.3
Explorer(TM)	4.2	2.2

Bond Funds
Long-Term
Investment-Grade	12.7%	4.7%
GNMA	12.5	1.4

Short-Term Reserves
Short-Term
Investment-Grade	12.4%	0.3%

Combined	100.0%	4.0%

*As of April 30, 2005

The contributions of the talented advisors who manage STAR’s underlying funds were manifested in your fund’s 4.0% return, which was superior to the 3.1% return of its index. The fund benefited from the strong performance of Vanguard Windsor II Fund—STAR’s largest holding—which made the most of a favorable market for value-oriented stocks. STAR also registered impressive returns from the International Value and Growth Funds. In the fixed income markets, STAR’s emphasis on long-term corporate bonds yielded strong results.

The fund’s weak spots were the same as those of the financial markets as a whole, namely growth stocks and short-term bonds. Short-term bonds bore the brunt of the Fed’s interest rate hikes, while growth-oriented technology stocks struggled amid uncertainty about the prospects for a sustained uptick in corporate spending.

TWO DECADES OF LESSONS FOR INVESTORS

Vanguard created the STAR Fund more than 20 years ago to offer investors a complete portfolio in a single fund, one managed by a roster of world-class investment advisors. The rewards of such a bal anced, diversified approach typically are revealed over a number of years and a variety of market environments. Consider it a happy anomaly that these time-tested, long-term virtues were on such prominent display during the past six months.

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Whether Vanguard STAR Fund is the primary component of your investment program, or just one element, the fund’s strategy can serve as a model for any portfolio. The fund’s emphasis on balance and broad diversification, as well as its disciplined asset allocation through all of market environments, can put you in a good position to reach your long-term financial goals. We enhance the benefits of this approach by keeping your investment costs as low as possible, allowing you to hang on to a greater share of the fund’s returns.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

MAY 12, 2005

Your Fund's Performance at a Glance		October 31, 2004-April 30, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

STAR Fund	$17.92	$18.38	$0.26	$0.00

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As of 4/30/2005

FUND PROFILE   This Profile provides a snapshot of the fund’s characteristics, along with its allocation to various asset classes and to underlying Vanguard funds. Key terms are defined on page 6.

STAR FUND
Total Fund Characteristics
Yield	2.5%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.36%

Total Fund Volatility Measures
	Fund	Broad Index**

R-Squared	0.94	1.00
Beta	0.62	1.00

Allocation to Underlying Vanguard Funds

Stock Funds
Windsor II Fund	16.3%
Windsor Fund	8.8
U.S. Growth Fund	6.9
Morgan Growth Fund	6.9
PRIMECAP Fund	6.9
International Value Fund	6.2
International Growth Fund	6.2
Explorer Fund	4.2

Bond Funds
Long-Term Investment-Grade Fund	12.7%
GNMA Fund	12.5

Short-Term Reserves
Short-Term Investment-Grade Fund	12.4%

Total	100.0%

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

 *For underlying funds, annualized.
**Dow Jones Wilshire 5000 Index.

   Visit our website at Vanguard.com
for regularly updated fund information.

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GLOSSARY OF INVESTMENT TERMS

Average Weighted Expense Ratio. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

6

As of 4/30/2005

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

STAR FUND

Fiscal-Year Total Returns (%) October 31, 1994–April 30, 2005

	STAR Fund			Composite*		STAR Fund			Composite*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1995	15.7%	4.5%	20.2%	17.0%	2001	-6.4%	3.3%	-3.1%	-13.4%
1996	13.1	4.3	17.4	14.3	2002	-9.4	2.9	-6.5	-8.4
1997	17.9	4.1	22.0	19.5	2003	15.7	3.3	19.0	18.1
1998	5.8	3.4	9.2	4.4	2004	7.5	2.6	10.1	7.7
1999	7.3	3.4	10.7	15.7	2005**	2.6	1.4	4.0	2.5
2000	8.6	3.9	12.5	14.0

*The STAR Composite Average, which is derived from data provided by Lipper Inc., is weighted 62.5% average general equity fund, 25% average fixed income fund, and 12.5% average money market fund through December 31, 2002; and 50% average general equity fund, 25% average fixed income fund, 12.5% average 1–5 year investment-grade fund, and 12.5% average international fund thereafter.
**Six months ended April 30, 2005.
Note: See Financial Highlights table on page 12 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

STAR Fund	3/29/1985	6.63%	5.58%	7.22%	3.48%	10.70%

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As of 4/30/2005

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s investments in shares of each Vanguard fund, along with the value of each investment on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

STAR Fund	Shares	Market Value• (000)
INVESTMENT COMPANIES (100%)

U.S. Stock Funds (49.9%)
Vanguard Windsor II Fund Investor Shares	57,792,038	$1,764,970
Vanguard Windsor Fund Investor Shares	55,216,544	958,007
Vanguard U.S. Growth Fund Investor Shares	50,370,197	751,523
Vanguard Morgan Growth Fund Investor Shares	48,658,990	745,942
Vanguard PRIMECAP Fund Investor Shares	12,852,961	745,857
Vanguard Explorer Fund Investor Shares	6,609,099	452,393

		5,418,692

International Stock Funds (12.4%)
Vanguard International Value Fund	22,008,692	670,605
Vanguard International Growth Fund Investor Shares	36,541,474	669,805

		1,340,410

Bond Funds (25.2%)
Vanguard Long-Term Investment-Grade Fund Investor Shares	141,280,768	1,371,836
Vanguard GNMA Fund Investor Shares	131,198,486	1,363,152

		2,734,988

Short-Term Bond Fund (12.4%)
Vanguard Short-Term Investment-Grade Fund Investor Shares	127,237,693	1,344,902

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STAR Fund	Shares	Market Value• (000)

Money Market Fund (0.1%)
Vanguard Market Liquidity Fund, 2.829%*	14,924,537	$14,925

TOTAL INVESTMENT COMPANIES
(Cost $8,657,580)		10,853,917

OTHER ASSETS AND LIABILITIES (0.0%)

Other Assets		24,775
Liabilities		(21,944)

		2,831

NET ASSETS (100%)

Applicable to 590,549,667 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		$10,856,748

NET ASSET VALUE PER SHARE		$18.38

•See Note A in Notes to Financial Statements. *Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

AT APRIL 30, 2005, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share

Paid-in Capital	$8,651,402	$14.64
Undistributed Net Investment Income	58,589.10
Accumulated Net Realized Losses	(49,580)	(.08)
Unrealized Appreciation	2,196,337	3.72

NET ASSETS	$10,856,748	$18.38

See Note C in Notes to Financial Statements for the tax-basis components of net assets

9

STATEMENT OF OPERATIONS

This Statement shows the fund’s Income Distributions Received from the other Vanguard funds in which it invests and any other income earned during the reporting period. This Statement also shows any Capital Gain Distributions Received from the other funds’ realized net gains, Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

STAR Fund Six Months Ended April 30, 2005 (000)

INVESTMENT INCOME
Income
Income Distributions Received	$148,558

NET INVESTMENT INCOME--Note B	148,558

REALIZED NET GAIN (LOSS)
Capital Gain Distributions Received	5,070
Investment Securities Sold	(2,138)

REALIZED NET GAIN (LOSS)	2,932

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES	249,482

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$400,972

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STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	STAR Fund
	Six Months Ended Apr. 30, 2005 (000)	Year Ended Oct. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	148,558	$227,233
Realized Net Gain (Loss)	2,932	3,834
Change in Unrealized Appreciation (Depreciation)	249,482	663,897

Net Increase (Decrease) in Net Assets Resulting from Operations	400,972	894,964

Distributions
Net Investment Income	(147,229)	(225,165)
Realized Capital Gain	--	--

Total Distributions	(147,229)	(225,165)

Capital Share Transactions1
Issued	847,711	1,370,768
Issued in Lieu of Cash Distributions	142,502	218,263
Redeemed	(469,923)	(847,438)
Net Increase (Decrease) from Capital Share Transactions	520,290	741,593

Total Increase (Decrease)	774,033	1,411,392

Net Assets
Beginning of Period	10,082,715	8,671,323

End of Period	$10,856,748	$10,082,715

1Shares Issued (Redeemed)
Issued	45,621	78,441
Issued in Lieu of Cash Distributions	7,629	12,680
Redeemed	(25,307)	(48,613)

Net Increase (Decrease) in Shares Outstanding	27,943	42,508

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FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. The table also presents the Total Return and shows net investment income and expenses as percentages of average net assets. The expense ratio is zero because the fund pays no direct expenses; the fund’s share of the expenses of the other funds in which it invests reduces the income received from them. The data in the table will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; the extent to which the fund tends to distribute capital gains; and the portion of capital gain distributions representing the “pass-through” of capital gain distributions received from other Vanguard funds. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

STAR Fund

	Six Months Ended	Year Ended October 31,			Jan. 1 to	Year Ended December 31,
For a Share Outstanding Throughout Each Period	Apr. 30, 2005	2004	2003	2002	Oct. 31, 2001*	2000	1999

Net Asset Value, Beginning of Period	$17.92	$16.67	$14.41	$15.92	$17.81	$18.21	$17.96

Investment Operations
Net Investment Income	.26	.41	.40	.480	.41	.65	.60
Capital Gain Distributions Received	.01	--	--	.181	--	1.07	1.13
Net Realized and Unrealized Gain (Loss)
on Investments	.45	1.26	2.28	(1.656)	(1.19)	.17	(.47)

Total from Investment Operations	.72	1.67	2.68	(.995)	(.78)	1.89	1.26

Distributions
Dividends from Net Investment Income	(.26)	(.42)	(.42)	(.500)	(.26)	(.64)	(.61)
Distributions from Realized Capital Gains	--	--	--	(.015)	(.85)	(1.65)	(.40)

Total Distributions	(.26)	(.42)	(.42)	(.515)	(1.11)	(2.29)	(1.01)

Net Asset Value, End of Period	$18.38	$17.92	$16.67	$14.41	$15.92	$17.81	$18.21

Total Return	3.99%	10.14%	18.96%	-6.53%	-4.47%	10.96%	7.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,857	$10,083	$8,671	$7,225	$7,850	$8,119	$8,087
Ratio of Total Expenses to
Average Net Assets--Note B	0%**	0%	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.80%†	2.39%	2.60%	3.07%	2.91%†	3.57%	3.21%
Portfolio Turnover Rate	7%†	6%	15%	12%	6%	17%	10%

*The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001. **The average weighted annualized expense ratio of the underlying funds was 0.36%. † Annualized.

        SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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NOTES TO FINANCIAL STATEMENTS

Vanguard STAR Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds. The fund invests 60% to 70% of its net assets in stock funds (predominantly large-capitalization value U.S. stock funds), 20% to 30% in intermediate- to long-term bond funds, and 10% to 20% in a short-term bond fund.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.     Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.      Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the six months ended April 30, 2005, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C.      Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2004, the fund had available realized losses of $54,087,000 to offset future net capital gains of $5,692,000 through October 31, 2010, and $48,395,000 through October 31, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2005; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At April 30, 2005, net unrealized appreciation of investment securities for tax purposes was $2,196,337,000, consisting of unrealized gains of $2,258,448,000 on securities that had risen in value since their purchase and $62,111,000 in unrealized losses on securities that had fallen in value since their purchase.

D.      During the six months ended April 30, 2005, the fund purchased $901,531,000 of investment securities and sold $372,106,000 of investment securities other than temporary cash investments.

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ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A typical fund’s expenses are expressed as a percentage of its average net assets. The STAR Fund has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the fund’s average weighted expense ratio, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs are calculated using the fund’s average weighted expense ratio.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Six Months Ended April 30, 2005
STAR Fund	Beginning Account Value 10/31/2004	Ending Account Value 4/30/2005	Expenses Paid During Period*

Based on
Actual Fund Return	$1,000.00	$1,039.95	$1.82
Based on Hypothetical
5% Yearly Return	$1,000.00	$1,023.01	$1.81

*The calculations are based on expenses incurred in the most recent fiscal period of each underlying fund. STAR Fund’s annualized average weighted expense ratio as of April 30, 2005, was 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

14

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund prospectus.

15

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland) Limited (investment management) (since November 2001), BKF Capital (investment management), The Jeffrey Co. (holding company), and CareGain, Inc. (health care management).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.

John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

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Fund Information
All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless	800-662-7447
otherwise noted.
For More Information
Direct Investor
This report is intended for the fund's shareholders. It may not be distributed to prospec-	Account Services
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receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact
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800-523-1036
You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by
calling Vanguard at 800- 662-2739. They are also available from the SEC's website,	Text Telephone
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addressed to the Public Reference Section, Securities and Exchange Commission,
Washington, DC 20549-0102

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q562 062005

Vanguard® LifeStrategy® Funds

April 30, 2005

CONTENTS
1	CHAIRMAN'S LETTER
6	FUND PROFILE
10	GLOSSARY OF INVESTMENT TERMS
11	PERFORMANCE SUMMARY
14	FINANCIAL STATEMENTS
28	ABOUT YOUR FUND'S EXPENSES
30	ADVANTAGES OF VANGUARD.COM

SUMMARY

• For the fiscal half-year ended April 30, 2005, the returns of the LifeStrategy Funds ranged from 1.5% for the Income Fund to 4.0% for the Growth Fund.

• All four of the LifeStrategy Funds outpaced their composite benchmark indexes and their composite peer-group averages.

• Each fund maintained a 25% weighting in Vanguard Asset Allocation Fund, which was heavily committed to stocks throughout the six-month period.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.

• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

• Communicate candidly not only about the rewards of investing but also about the risks and costs.

• Maintain highly effective controls to safeguard your assets and protect your confidential information.

• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

    Want less clutter in your mailbox? Just register with
 Vanguard.com ®and opt to get fund reports online.

CHAIRMAN’S LETTER

Dear Shareholder,

During the six months ended April 30, 2005, the four Vanguard LifeStrategy Funds produced gains in a stair-step pattern, reflecting each fund’s level of exposure to the domestic and international stock markets. The most aggressive fund, the LifeStrategy Growth Fund, returned 4.0%, while at the other end of the spectrum, the conservative LifeStrategy Income Fund returned 1.5%. During the period, the broad stock market significantly outpaced bonds, and international stocks outperformed domestic equities.

The four funds outpaced their composite benchmark indexes and their composite peer-group averages—a result of the funds’ long-term strategic asset allocations, as well as a modest tactical shift out of bonds and into the better-performing stock market. The adjacent table compares the total returns (capital change plus reinvested distributions) of the funds and their respective indexes, which are weighted to reflect the target asset allocation of each fund. Returns relative to the composite peer-group averages are shown on page 4. The table on page 5 presents the funds’ starting and ending net asset values for the period, distributions, and annualized yields.

Total Returns	Six Months Ended April 30, 2005
Vanguard LifeStrategy Income Fund	1.5%
Income Composite Index*	1.3

Vanguard LifeStrategy Conservative
Growth Fund	2.3%
Conservative Growth Composite Index*	2.1

Vanguard LifeStrategy Moderate
Growth Fund	3.2%
Moderate Growth Composite Index*	3.0

Vanguard LifeStrategy Growth Fund	4.0%
Growth Composite Index*	3.8

*Total returns for the composite indexes are derived by applying the funds’ target allocations to the results of the following benchmarks: for U.S. stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the Morgan Stanley Capital International (MSCI) US Broad Market Index thereafter; for international stocks, the MSCI Europe, Australasia, Far East Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term investments, the Lehman 1–3 Year U.S. Credit Index.

1

STOCKS STALLED AMID UNCERTAINTY

U.S.     stocks rallied in the final months of 2004, then drifted lower as the new year began. Although the economy registered respectable growth during the fiscal half-year, concern about the strength and durability of the expansion seemed to dictate the market’s direction. Segments of corporate America generated unexpectedly robust profits, for example, but every instance of good news seemed to be overshadowed by a high-profile disappointment. Persistently high oil prices and other specters of inflation also cast a pall on the market’s mood.

Market Barometer	Total Returns Periods Ended April 30, 2005
	Six Months	One Year	Five Years*
Stocks
Russell 1000 Index (Large-caps)	4.0%	7.2%	-2.7%
Russell 2000 Index (Small-caps)	-0.1	4.7	4.1
Dow Jones Wilshire 5000 Index	3.5	7.0	-2.0
(Entire market)
MSCI All Country World Index
ex USA (International)	9.1	16.9	0.6

Bonds
Lehman Aggregate Bond Index	1.0%	5.3%	7.5%
(Broad taxable market)
Lehman Municipal Bond Index	1.9	6.8	7.0
Citigroup 3-Month Treasury Bill Index	1.1	1.7	2.6

CPI
Consumer Price Index	1.9%	3.5%	2.6%

*Annualized.

The broad stock market, as measured by the Dow Jones Wilshire 5000 Index, returned 3.5% for the six months. As has been the case for much of the past five years, value-oriented stocks outpaced their growth-oriented counterparts. In a reversal of recent trends, large-capitalization stocks bested the market's smaller companies. On balance, international stocks generated higher returns than the U.S. market.

THE FED STEPPED TO THE FORE

In the bond market, the Federal Reserve Board commanded the spotlight, signaling that its near-term objective was to short-circuit any surge in inflation. The Fed raised its target for the federal funds rate to 2.75% during the half-year, a full percentage point higher than its level at the start of the period. (In early May, the Fed raised its target to 3.00%.) The yield of the 3-month U.S. Treasury bill paralleled the Fed's actions, steadily increasing to close the period at 2.89%.

2

The impact on longer-term securities was less pronounced. The yield of the benchmark 10-year Treasury note rose 18 basis points to 4.20%, while the yields of the longest-term securities declined modestly.

EQUITIES GAVE THE LIFESTRATEGY FUNDS A LIFT

As "funds of funds," the LifeStrategy Funds invest in other Vanguard mutual funds. These underlying funds are primarily index funds that track the broad U.S. and international stock markets and the broad U.S. bond market. During the six-month period, domestic stocks performed reasonably well, while the bond market provided only meager returns. International stocks were the strongest performers for the fiscal half-year.

International stocks outpaced their domestic counterparts during the fiscal half-year and were the period's strongest performers.

Among the underlying funds, the strongest performer was Vanguard Total International Stock Index Fund, which accounts for about 15% of assets in the LifeStrategy Growth Fund, with lower allocations in the LifeStrategy Moderate Growth (about 10% of assets) and Conservative Growth (about 5%) Funds. The LifeStrategy Income Fund does not have an allocation to international stocks.

All four LifeStrategy Funds have exposure-ranging from 5% to 50% of assets-to Vanguard Total Stock Market Index Fund. The funds also hold Vanguard Total Bond Market Index Fund, with allocations ranging from 10% to 50% of assets. While each of the LifeStrategy

Target and Actual Asset Allocations			Percentages as of April 30, 2005

	Stocks*		Bonds		Short-Term Reserves
LifeStrategy Fund	Target	Actual	Target	Actual	Target	Actual

Income	20%	30%	60%	50%	20%	20%
Conservative Growth	40	50	40	30	20	20
Moderate Growth	60	70	40	30	0	0
Growth	80	90	20	10	0	0

*Actual international stock positions for the Income, Conservative Growth, Moderate Growth, and Growth Funds equaled 0%, 5%, 10%, and 15% of assets, respectively.

3

Funds has a target allocation for stocks and bonds, the actual allocation may vary during any given period. These variations are a product of each fund’s roughly 25% weighting in Vanguard Asset Allocation Fund, which can shift among stocks, bonds, and cash investments based on long-term forecasts by the advisor’s quantitative model.

Total Returns		Six Months Ended April 30, 2005
LifeStrategy Fund	Vanguard Fund	Mutual Fund Average*	Difference
Income	1.5%	1.1%	+0.4%
Conservative Growth	2.3	1.7	+0.6
Moderate Growth	3.2	2.3	+0.9
Growth	4.0	3.0	+1.0

*Each average is a blended composite that weights the return of the average comparable mutual fund for each asset class in proportion to the target weighting of the appropriate LifeStrategy Fund. All average returns for funds are derived from data provided by Lipper Inc.

The Asset Allocation Fund’s tactical shifts allow the LifeStrategy Funds to favor an asset class that seems to promise superior risk-adjusted returns. Throughout the six-month period, the Asset Allocation Fund invested most or all of its assets in stocks. Consequently, each Life-Strategy Fund held a stock weighting that was 10% higher than its target allocation for much of the period, and this overweighting helped the funds to outperform their composite benchmarks. See the table on page 3 for each fund’s asset allocation on April 30.

BROAD DIVERSIFICATION AND LOW COSTS

Vanguard LifeStrategy Funds are designed for investors seeking a simple way to achieve a broadly diversified portfolio of stocks and fixed income investments. As an investor in a LifeStrategy Fund, you possess all of the essential elements of successful investing: balance, diversifica-tion, and ongoing maintenance of your portfolio. The funds’ exposure to Vanguard Asset Allocation Fund also incorporates a tactical element that can add value relative to a static mix of assets.

Annualized Expense Ratios:
Your fund compared with its peer group

LifeStrategy Fund	Fund Expense Ratio	Average Weighted Expense Ratio*	Peer-Group Expense Ratio**
Income	0.00%	0.24%	1.05%
Conservative Growth	0.00	0.24	1.17
Moderate Growth	0.00	0.25	1.33
Growth	0.00	0.25	1.45

*For underlying funds.
**Peer groups are (from top to bottom) the Income Composite Average, the Conservative Growth Composite Average, the Moderate Growth Composite Average, and the Growth Composite Average. Each average is a blended composite that weights the expense of the average comparable mutual fund for each asset class in proportion to the target weighting of the appropriate LifeStrategy Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2004.

4

The LifeStrategy Funds offer another advantage: low costs. With average weighted expense ratios of approximately 0.25%, the funds provide an inexpensive way for investors to enter the market.

Investors enhance their ability to meet their long-term goals by sticking with a portfolio balanced among a mix of stock, bond, and money market funds in proportions appropriate to their goals, time horizon, and tolerance for risk. If you continue to adhere to these fundamentals in your investment strategy, you'll be positioned to benefit no matter what might occur in the financial markets.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

MAY 12, 2005

Your Fund's Performance at a Glance			October 31, 2004-April 30, 2005

			Distributions Per Share
LifeStrategy Fund	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains	SEC Yield*
Income	$13.39	$13.35	$0.24	$0.00	3.55%
Conservative Growth	$14.83	$14.94	$0.24	$0.00	3.03
Moderate Growth	$17.17	$17.47	$0.26	$0.00	2.69
Growth	$18.84	$19.35	$0.25	$0.00	2.16

*30-day advertised yield net of expenses at month-end.

5

As of 4/30/2005
FUND PROFILES

These Profiles provide snapshots of each fund's characteristics, along with the fund's allocations to various asset classes and to underlying Vanguard funds. Key terms are defined on page 10.

LIFESTRATEGY INCOME FUND
Total Fund Characteristics

Yield		3.6%
Expense Ratio		0%
Average Weighted Expense Ratio*		0.24%

Total Fund Volatility Measures

		Broad
	Fund	Index**

R-Squared	0.13	1.00
Beta	0.37	1.00

Allocation to Underlying Vanguard Funds

Total Bond Market Index Fund		50.1%
Asset Allocation Fund		25.0
Short-Term Investment-Grade Fund		19.9
Total Stock Market Index Fund		5.0

Total		100.0%

  *For underlying funds; annualized.
**Lehman Aggregate Bond Index.

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

6

LIFESTRATEGY CONSERVATIVE GROWTH FUND
Total Fund Characteristics
Yield		3.0%
Expense Ratio		0%
Average Weighted Expense Ratio*		0.24%

Total Fund Volatility Measures
		Broad
	Fund	Index**

R-Squared	0.92	1.00
Beta	0.45	1.00

Allocation to Underlying Vanguard Funds

Total Bond Market Index Fund		30.1%
Asset Allocation Fund		25.1
Total Stock Market Index Fund		20.0
Short-Term Investment-Grade Fund		19.8
Total International Stock Index Fund		5.0

Total		100.0%

  *For underlying funds; annualized.
**Dow Jones Wilshire 5000 Index.

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

   Visit our website at Vanguard.com
for regularly updated fund information.

7

FUND PROFILES (CONTINUED)

LIFESTRATEGY MODERATE GROWTH FUND
Total Fund Characteristics
Yield		2.7%
Expense Ratio		0%
Average Weighted Expense Ratio*		0.25%

Total Fund Volatility Measures
		Broad
	Fund	Index**

R-Squared	0.97	1.00
Beta	0.66	1.00

Allocation to Underlying Vanguard Fund s

Total Stock Market Index Fund		35.3%
Total Bond Market Index Fund		29.8
Asset Allocation Fund		24.8
Total International Stock Index Fund		10.1

Total		100.0%

  *For underlying funds; annualized.
**Dow Jones Wilshire 5000 Index.

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

8

LIFESTRATEGY GROWTH FUND
Total Fund Characteristics

Yield		2.2%
Expense Ratio		0%
Average Weighted Expense Ratio*		0.25%

Total Fund Volatility Measures
		Broad
	Fund	Index**

R-Squared	0.99	1.00
Beta	0.87	1.00

Allocation to Underlying Vanguard Funds
Total Stock Market Index Fund		50.0%
Asset Allocation Fund		25.1
Total International Stock Index Fund		14.9
Total Bond Market Index Fund		10.0

Total		100.0%

  *For underlying funds; annualized.
**Dow Jones Wilshire 5000 Index.

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

   Visit our website at Vanguard.com
for regularly updated fund information.

9

GLOSSARY OF INVESTMENT TERMS

Average Weighted Expense Ratio. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

10

As of 4/30/2005
PERFORMANCE SUMMARIES

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

LIFESTRATEGY INCOME FUND
Fiscal-Year Total Returns (%) October 31, 1994-April 30, 2005
	LifeStrategy Income Fund					LifeStrategy Income Fund
Fiscal Year	Capital Return	Income Return	Total Return	Income Composite Index* Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Income Composite Index* Total Return
1995	13.9%	5.0%	18.9%	15.6%	2001	-0.7%	5.5%	4.8%	3.7%
1996	4.2	5.5	9.7	8.9	2002	-5.3	4.5	-0.8	1.3
1997	7.6	5.9	13.5	12.5	2003	6.1	3.8	9.9	8.2
1998	6.8	5.4	12.2	10.0	2004	2.8	3.4	6.2	5.9
1999	0.1	5.2	5.3	6.1	2005	-0.3	1.8	1.5	1.3
2000	1.7	5.8	7.5	7.4

  *60% Lehman Aggregate Bond Index, 20% Dow Jones Wilshire 5000 Index, and 20% Citigroup 3-Month Treasury Index through August 31, 2003; 60% Lehman Aggregate Bond Index, 20% Dow Jones Wilshire 5000 Index, and 20% Lehman 1–3 Year Credit Index through April 22, 2005; and 60% Lehman Aggregate Bond Index, 20% MSCI US Broad Market Index, and 20% Lehman1–3 Year Credit Index thereafter.
**Six months ended April 30, 2005.
Note: See Financial Highlights table on page 22 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
LifeStrategy Income Fund	9/30/1994	2.58%	4.91%	3.14%	4.95%	8.09%

11

PERFORMANCE SUMMARIES (CONTINUED)

LIFESTRATEGY CONSERVATIVE GROWTH FUND
Fiscal-Year Total Returns (%) October 31, 1994-April 30, 2005
	LifeStrategy Conservative Growth Fund					LifeStrategy Conservative Growth Fund
Fiscal Year	Capital Return	Income Return	Total Return	Conservative Growth Composite Index* Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Conservative Growth Composite Index* Total Return
1995	14.4%	4.4%	18.8%	16.2%	2001	-7.6%	4.3%	-3.3%	-4.6%
1996	7.2	4.9	12.1	11.4	2002	-7.7	3.6	-4.1	-2.5
1997	11.5	4.9	16.4	15.7	2003	10.6	3.4	14.0	12.2
1998	8.5	4.5	13.0	11.0	2004	4.7	2.8	7.5	7.2
1999	5.5	4.5	10.0	11.0	2005	0.7	1.6	2.3	2.1
2000	2.5	4.8	7.3	7.0

  *40% Lehman Aggregate Bond Index, 35% Dow Jones Wilshire 5000 Index, 20% Citigroup 3-Month Treasury Index, and 5% MSCI EAFE Index through August 31, 2003; 40% Lehman Aggregate Bond Index, 35% Dow Jones Wilshire 5000 Index, 20% Lehman 1–3 Year Credit Index, and 5% MSCI EAFE Index through April 22, 2005; and 40% Lehman Aggregate Bond Index, 35% MSCI US Broad Market Index, 20% Lehman 1–3 Year Credit Index, and 5% MSCI EAFE Index thereafter.
**Six months ended April 30, 2005.
Note: See Financial Highlights table on page 23 for dividend and capital gains information.

LIFESTRATEGY MODERATE GROWTH FUND
Fiscal-Year Total Returns (%) October 31, 1994-April 30, 2005
	LifeStrategy Moderate Growth Fund					LifeStrategy Moderate Growth Fund
Fiscal Year	Capital Return	Income Return	Total Return	Moderate Composite Index* Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Moderatee Growth Composite Index* Total Return
1995	17.5%	3.1%	20.6%	19.0%	2001	-13.7%	3.0%	-10.7%	-10.9%
1996	10.9	3.7	14.6	14.2	2002	-10.1	2.8	-7.3	-5.5
1997	15.7	3.9	19.6	19.6	2003	15.0	3.1	18.1	16.9
1998	10.8	3.5	14.3	12.8	2004	6.9	2.5	9.4	9.1
1999	10.7	3.6	14.3	15.0	2005	1.7	1.5	3.2	3.0
2000	3.8	3.4	7.2	6.9

  *50% Dow Jones Wilshire 5000 Index, 40% Lehman Aggregate Bond Index, and 10% MSCI EAFE Index through April 22, 2005; and 50% MSCI US Broad Market Index, 40% Lehman Aggregate Bond Index, and 10% MSCI EAFE Index thereafter.
**Six months ended April 30, 2005.
Note: See Financial Highlights table on page 24 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
LifeStrategy Conservative Growth Fund	9/30/1994	4.24%	3.31%	4.49%	4.16%	8.65%
LifeStrategy Moderate Growth Fund	9/30/1994	6.02%	1.83%	6.11%	3.23%	9.34%

12

LIFESTRATEGY GROWTH FUND

Fiscal-Year Total Returns (%) October 31, 1994-April 30, 2005
	LifeStrategy Growth Fund					LifeStrategy Growth Fund
Fiscal Year	Capital Return	Income Return	Total Return	Growth Composite Index* Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Growth Composite Index* Total Return
1995	17.5%	2.8%	20.3%	19.6%	2001	-20.1%	1.9%	-18.2%	-18.4%
1996	14.2	2.9	17.1	16.8	2002	-12.7	1.8	-10.9	-9.4
1997	19.5	3.0	22.5	22.7	2003	19.9	2.2	22.1	20.9
1998	12.2	2.6	14.8	13.5	2004	8.8	1.9	10.7	10.4
1999	16.6	2.8	19.4	20.0	2005**	2.7	1.3	4.0 ;	3.8
2000	4.3	2.5	6.8	6.4

*65% Dow Jones Wilshire 5000 Index, 20% Lehman Aggregate Bond Index, and 15% MSCI EAFE Index through April 22, 2005; and 65% MSCI US Broad Market Index, 20% Lehman Aggregate Bond Index, and 15% MSCI EAFE Index thereafter.
**Six months ended April 30, 2005.
Note: See Financial Highlights table on page 25 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
LifeStrategy Growth Fund	9/30/1994	7.64%	-0.07%	7.23%	2.40%	9.63%

13

4/30/2005 FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's investments in shares of each Vanguard fund, along with the value of each investment on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Each fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund's semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund's Forms N-Q on the SEC's website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room (see the back cover of this report for further information).

LifeStrategy Income Fund	Shares	Market Value^ (000)
INVESTMENT COMPANIES (100.8%)

U.S. Stock Fund (5.1%)
Vanguard Total Stock Market Index Fund Investor Shares	3,134,307	$ 85,661

Balanced Fund (25.2%)
Vanguard Asset Allocation Fund Investor Shares	17,920,144	423,990

Bond Fund (50.4%)
Vanguard Total Bond Market Index Fund Investor Shares	83,220,954	849,685

Short-Term Bond Fund (20.0%)
Vanguard Short-Term Investment-Grade Fund Investor Shares	31,940,832	337,615

Money Market Fund (0.1%)
Vanguard Market Liquidity Fund, 2.829%*	1,777,698	1,778

TOTAL INVESTMENT COMPANIES
(Cost $1,626,362)		1,698,729

14

Market Value^ (000)
OTHER ASSETS AND LIABILITIES (-0.8%)

Other Assets	$7,347
Liabilities	(20,957)

(13,610)

NET ASSETS (100%)

Applicable to 126,188,497 outstanding $.001 par value shares of beneficial
interest (unlimited authorization)	$1,685,119

NET ASSET VALUE PER SHARE	$13.35

^See Note A in Notes to Financial Statements. *Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

AT APRIL 30, 2005, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share
Paid-in Capital	$1,608,441	$12.75
Undistributed Net Investment Income	5,322.04
Accumulated Net Realized Losses	(1,011)
	(.01)
Unrealized Appreciation	72,367.57

NET ASSETS	$1,685,119	$13.35

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

15

LifeStrategy Conservative Growth Fund	Shares	Market Value^ (000)
INVESTMENT COMPANIES (99.9%)

U.S. Stock Fund (20.0%)
Vanguard Total Stock Market Index Fund Investor Shares	27,647,126	$ 755,596

International Stock Fund (5.0%)
Vanguard Total International Stock Index Fund	15,186,904	187,255

Balanced Fund (25.0%)
Vanguard Asset Allocation Fund Investor Shares	39,992,629	946,226

Bond Fund (30.1%)
Vanguard Total Bond Market Index Fund Investor Shares	111,575,352	1,139,183

Short-Term Bond Fund (19.8%)
Vanguard Short-Term Investment-Grade Fund Investor Shares	70,789,955	748,250

Money Market Fund (0.0%)
Vanguard Market Liquidity Fund, 2.829%*	1,060,976	1,061

TOTAL INVESTMENT COMPANIES
(Cost $3,473,143)		3,777,571

OTHER ASSETS AND LIABILITIES (0.1%)

Other Assets		15,666
Liabilities		(13,711)

		1,955

NET ASSETS (100%)

Applicable to 252,962,296 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		$3,779,526

NET ASSET VALUE PER SHARE		$14.94

^See Note A in Notes to Financial Statements. *Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

AT APRIL 30, 2005, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share

Paid-in Capital	$3,479,316	$13.76
Undistributed Net Investment Income	8,806.03
Accumulated Net Realized Losses	(13,024)	(.05)
Unrealized Appreciation	304,428	1.20

NET ASSETS	$3,779,526	$14.94

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

16

LifeStrategy Moderate Growth Fund	Shares	Market Value^ (000)
INVESTMENT COMPANIES (101.2%)
U.S. Stock Fund (35.7%)
Vanguard Total Stock Market Index Fund Investor Shares	93,379,665	$2,552,066

International Stock Fund (10.2%)
Vanguard Total International Stock Index Fund	59,154,048	729,370

Balanced Fund (25.0%)
Vanguard Asset Allocation Fund Investor Shares	75,759,641	1,792,473

Bond Fund (30.2%)
Vanguard Total Bond Market Index Fund Investor Shares	212,013,225	2,164,655

Money Market Fund (0.1%)
Vanguard Market Liquidity Fund, 2.829%*	7,172,473	7,172

TOTAL INVESTMENT COMPANIES
(Cost $6,549,434)		7,245,736

OTHER ASSETS AND LIABILITIES (-1.2%)

Other Assets		19,286
Liabilities		(106,402)

		(87,116)

NET ASSETS (100%)

Applicable to 409,847,340 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		$7,158,620

NET ASSET VALUE PER SHARE		$17.47

^See Note A in Notes to Financial Statements. *Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

AT APRIL 30, 2005, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share

Paid-in Capital	$6,450,893	$15.74
Undistributed Net Investment Income	39,450.10
Accumulated Net Realized Losses	(28,025)
	(.07)
Unrealized Appreciation	696,302	1.70

NET ASSETS	$7,158,620	$17.47

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

17

LifeStrategy Growth Fund	Shares	Market Value^ (000)
INVESTMENT COMPANIES (100.0%)
U.S. Stock Fund (50.0%)
Vanguard Total Stock Market Index Fund Investor Shares	111,450,243	$3,045,935

International Stock Fund (14.9%)
Vanguard Total International Stock Index Fund	73,712,926	908,880

Balanced Fund (25.0%)
Vanguard Asset Allocation Fund Investor Shares	64,511,755	1,526,348

Bond Fund (10.0%)
Vanguard Total Bond Market Index Fund Investor Shares	59,913,897	611,721

Money Market Fund (0.1%)
Vanguard Market Liquidity Fund, 2.829%*	4,962,706	4,963

TOTAL INVESTMENT COMPANIES
(Cost $5,459,417)		6,097,847

OTHER ASSETS AND LIABILITIES (0.0%)

Other Assets		14,531
Liabilities		(15,046)

		(515)

NET ASSETS (100%)
Applicable to 315,125,559 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		$6,097,332

NET ASSET VALUE PER SHARE		$19.35

^See Note A in Notes to Financial Statements *Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

AT APRIL 30, 2005, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share

Paid-in Capital	$5,468,967	$17.35
Undistributed Net Investment Income	21,691.07
Accumulated Net Realized Losses	(31,756)	(.10)
Unrealized Appreciation	638,430	2.03

NET ASSETS	$6,097,332	$19.35

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

18

STATEMENT OF OPERATIONS

This Statement shows each fund’s Income Distributions Received from the other Vanguard funds in which it invests and any other income earned during the reporting period. This Statement also shows any Capital Gain Distributions Received from the other funds’ realized net gains, Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

	LifeStrategy Income Fund	LifeStrategy Conservative Growth Fund	LifeStrategy Moderate Growth Fund	LifeStrategy Growth Fund
	Six Months Ended April 30, 2005
	(000)	(000)	(000)	(000)
INVESTMENT INCOME
Income
Income Distributions Received	$29,452	$58,347	$104,948	$78,780

NET INVESTMENT INCOME-Note B	29,452	58,347	104,948	78,780

REALIZED NET GAIN (LOSS)
Capital Gain Distributions Received	649	869	1,654	469
Investment Securities Sold	278	(185)	(3,496)	(1,667)

REALIZED NET GAIN (LOSS)	927	684	(1,842)	(1,198)

CHANGE IN UNREALIZED
APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES	(5,854)	19,937	104,446	137,721

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$24,525	$78,968	$207,552	$215,303

19

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	LifeStrategy Income Fund		LifeStrategy Conservative Growth Fund
	Six Months Ended April 30, 2005 (000)	Year Ended Oct. 31, 2004 (000)	Six Months Ended April 30, 2005 (000)	Year Ended Oct. 31, 2004 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$29,452	$49,358	$58,347	$86,665
Realized Net Gain (Loss)	927	1,058	684	(714)
Change in Unrealized Appreciation (Depreciation)	(5,854)	35,657	19,937	135,477

Net Increase (Decrease) in Net Assets
Resulting from Operations	24,525	86,073	78,968	221,428

Distributions
Net Investment Income	(29,489)	(48,114)	(58,109)	(84,042)
Realized Capital Gain	—	—	—	—

Total Distributions	(29,489)	(48,114)	(58,109)	(84,042)

Capital Share Transactions[1]
Issued	246,013	558,995	559,240	1,029,643
Issued in Lieu of Cash Distributions	27,359	44,512	56,231	81,149
Redeemed	(194,358)	(335,861)	(320,188)	(579,497)
Net Increase (Decrease) from

Capital Share Transactions	79,014	267,646	295,283	531,295

Total Increase (Decrease)	74,050	305,605	316,142	668,681

Net Assets
Beginning of Period	1,611,069	1,305,464	3,463,384	2,794,703

End of Period	$1,685,119	$1,611,069	$3,779,526	$3,463,384

[1]Shares Issued (Redeemed)
Issued	18,251	42,170	36,935	70,443
Issued in Lieu of Cash Distributions	2,042	3,371	3,714	5,579
Redeemed	(14,423)	(25,385)	(21,156)	(39,733)

Net Increase (Decrease) in Shares Outstanding	5,870	20,156	19,493	36,289

20

	LifeStrategy Moderate Growth Fund		LifeStrategy Growth Fund
	Six Months Ended April 30, 2005 (000)	Year Ended Oct. 31, 2004 (000)	Six Months Ended April 30, 2005 (000)	Year Ended Oct. 31, 2004 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$104,948	$142,146	$78,780	$90,745
Realized Net Gain (Loss)	(1,842)	835	(1,198)	90
Change in Unrealized Appreciation (Depreciation)	104,446	376,971	137,721	401,499

Net Increase (Decrease) in Net Assets
Resulting from Operations	207,552	519,952	215,303	492,334

Distributions
Net Investment Income	(101,173)	(134,029)	(74,856)	(87,088)
Realized Capital Gain	—	—	—	—

Total Distributions	(101,173)	(134,029)	(74,856)	(87,088)

Capital Share Transactions[1]
Issued	953,084	1,886,331	772,081	1,421,991
Issued in Lieu of Cash Distributions	99,981	132,469	73,990	86,109
Redeemed	(596,702)	(1,054,426)	(424,311)	(800,576)

Net Increase (Decrease) from
Capital Share Transactions	456,363	964,374	421,760	707,524

Total Increase (Decrease)	562,742	1,350,297	562,207	1,112,770

Net Assets
Beginning of Period	6,595,878	5,245,581	5,535,125	4,422,355

End of Period	$7,158,620	$6,595,878	$6,097,332	$5,535,125

[1]Shares Issued (Redeemed)
Issued	53,797	112,645	39,097	77,593
Issued in Lieu of Cash Distributions	5,592	7,967	3,696	4,731
Redeemed	(33,772)	(63,056)	(21,497)	(43,772)

Net Increase (Decrease) in Shares Outstanding	25,617	57,556	21,296	38,552

21

FINANCIAL HIGHLIGHTS

This table summarizes each fund’s investment results and distributions to shareholders on a per-share basis. The table also presents the Total Return and shows net investment income and expenses as percentages of average net assets. The expense ratio is zero because the fund pays no direct expenses; the fund’s share of the expenses of the other funds in which it invests reduces the income received from them. The data in the table will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; the extent to which the fund tends to distribute capital gains; and the portion of capital gain distributions representing the “pass-through” of capital gain distributions received from other Vanguard funds. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

LifeStrategy Income Fund
For a Share Outstanding	Six Months Ended April 30,	Year Ended October 31,			Jan. 1 to Oct. 31,	Year Ended December 31,
Throughout Each Period	2005	2004	2003	2002	2001*	2000	1999
Net Asset Value, Beginning of Period	$13.39	$13.03	$12.28	$12.97	$13.01	$12.82	$13.22
Investment Operations
Net Investment Income	.24	.43	.44	.57	.52	.74	.69
Capital Gain Distributions Received	.01	.01	—	—	—	.04	.14
Net Realized and Unrealized Gain (Loss)
on Investments	(.05)	.35	.76	(.67)	(.09)	.23	(.47)

Total from Investment Operations	.20	.79	1.20	(.10)	.43	1.01	.36

Distributions
Dividends from Net Investment Income	(.24)	(.43)	(.45)	(.59)	(.45)	(.74)	(.69)
Distributions from Realized Capital Gains	—	—	—	—	(.02)	(.08)	(.07)

Total Distributions	(.24)	(.43)	(.45)	(.59)	(.47)	(.82)	(.76)

Net Asset Value, End of Period	$13.35	$13.39	$13.03	$12.28	$12.97	$13.01	$12.82

Total Return	1.49%	6.15%	9.95%	-0.79%	3.42%	8.06%	2.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,685	$1,611	$1,305	$1,001	$790	$632	$555
Ratio of Total Expenses to
Average Net Assets--Note B	0%**	0%	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	3.50%†	3.31%	3.53%	4.64%	4.87%†	5.84%	5.37%
Portfolio Turnover Rate	6%†	4%	4%	10%	4%	17%	11%

*The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001. **The average weighted expense ratio of the underlying funds was 0.24%. † Annualized.

22

LifeStrategy Conservative Growth Fund
For a Share Outstanding	Six Months Ended April 30,	Year Ended October 31,			Jan. 1 to Oct. 31,	Year Ended December 31,
Throughout Each Period	2005	2004	2003	2002	2001*	2000	1999
Net Asset Value, Beginning of Period	$14.83	$14.17	$12.81	$13.88	$14.71	$15.10	$14.71
Investment Operations
Net Investment Income	.23	.40	.39	.51	.45	.70	.64
Capital Gain Distributions Received	.01	(.02)	—	—	—	.06	.18
Net Realized and Unrealized Gain (Loss)
on Investments	.11	.67	1.37	(1.06)	(.84)	(.29)	.31

Total from Investment Operations	.35	1.05	1.76	(.55)	(.39)	.47	1.13

Distributions
Dividends from Net Investment Income	(.24)	(.39)	(.40)	(.52)	(.40)	(.70)	(.63)
Distributions from Realized Capital Gains	—	—	—	—	(.04)	(.16)	(.11)

Total Distributions	(.24)	(.39)	(.40)	(.52)	(.44)	(.86)	(.74)

Net Asset Value, End of Period	$14.94	$14.83	$14.17	$12.81	$13.88	$14.71	$15.10

Total Return	2.34%	7.49%	13.99%	-4.11%	-2.61%	3.12%	7.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,780	$3,463	$2,795	$2,133	$1,954	$1,897	$1,748
Ratio of Total Expenses to
Average Net Assets-Note B	0%**	0%	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.98%†	2.74%	2.92%	3.79%	3.78%+	4.73%	4.34%
Portfolio Turnover Rate	8%†	5%	5%	12%	14%	9%	5%

*The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001. **The average weighted expense ratio of the underlying funds was 0.24%. † Annualized.

23

FINANCIAL HIGHLIGHTS (CONTINUED)

LifeStrategy Moderate Growth Fund
For a Share Outstanding	Six Months Ended April 30,	Year Ended October 31,			Jan. 1 to Oct. 31,	Year Ended December 31,
Throughout Each Period	2005	2004	2003	2002	2001*	2000	1999
Net Asset Value, Beginning of Period	$17.17	$16.06	$13.96	$15.52	$17.25	$18.18	$16.86
Investment Operations
Net Investment Income	.27	.39	.345	.45	.35	.64	.55
Capital Gain Distributions Received	—	.03	—	.01	—	.08	.24
Net Realized and Unrealized Gain (Loss)
on Investments	.29	1.07	2.130	(1.55)	(1.80)	(.87)	1.21

Total from Investment Operations	.56	1.49	2.475	(1.09)	(1.45)	(.15)	2.00

Distributions
Dividends from Net Investment Income	(.26)	(.38)	(.375)	(.47)	(.22)	(.64)	(.55)
Distributions from Realized Capital Gains	—	—	—	—	(.06)	(.14)	(.13)

Total Distributions	(.26)	(.38)	(.375)	(.47)	(.28)	(.78)	(.68)

Net Asset Value, End of Period	$17.47	$17.17	$16.06	$13.96	$15.52	$17.25	$18.18

Total Return	3.23%	9.37%	18.06%	-7.30%	-8.48%	-0.88%	12.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,159	$6,596	$5,246	$3,897	$4,077	$3,911	$3,441
Ratio of Total Expenses to
Average Net Assets--Note B	0%**	0%	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.67%†	2.36%	2.39%	2.98%	2.69%†	3.59%	3.47%
Portfolio Turnover Rate	8%†	6%	5%	15%	16%	12%	3%

*The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001. **The average weighted expense ratio of the underlying funds was 0.25%. † Annualized.

24

LifeStrategy Growth Fund
For a Share Outstanding	Six Months Ended April 30,	Year Ended October 31,			Jan. 1 to Oct. 31,	Year Ended December 31,
Throughout Each Period	2005	2004	2003	2002	2001*	2000	1999
Net Asset Value, Beginning of Period	$18.84	$17.32	$14.45	$16.56	$19.59	$21.41	$18.79
Investment Operations
Net Investment Income	.26	.32	.28	.34	.23	.51	.45
Capital Gain Distributions Received	—	.16	—	—	—	.10	.29
Net Realized and Unrealized Gain (Loss)
on Investments	.50	1.36	2.87	(2.10)	(3.04)	(1.75)	2.49

Total from Investment Operations	.76	1.84	3.15	(1.76)	(2.81)	(1.14)	3.23

Distributions
Dividends from Net Investment Income	(.25)	(.32)	(.28)	(.35)	(.16)	(.51)	(.45)
Distributions from Realized Capital Gains	—	—	—	—	(.06)	(.17)	(.16)

Total Distributions	(.25)	(.32)	(.28)	(.35)	(.22)	(.68)	(.61)

Net Asset Value, End of Period	$19.35	$18.84	$17.32	$14.45	$16.56	$19.59	$21.41

Total Return	3.99%	10.70%	22.12%	-10.91%	-14.43%	-5.44%	17.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,097	$5,535	$4,422	$3,209	$3,512	$3,738	$3,177
Ratio of Total Expenses to
Average Net Assets-Note B	0%**	0%	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.16%†	1.79%	1.79%	2.12%	1.53%†	2.49%	2.50%
Portfolio Turnover Rate	4%†	5%	2%	7%	7%	6%	1%

*The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001. **The average weighted expense ratio of the underlying funds was 0.25%. † Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

25

NOTES TO FINANCIAL STATEMENTS

Vanguard LifeStrategy Funds comprise the LifeStrategy Income Fund, LifeStrategy Conservative Growth Fund, LifeStrategy Moderate Growth Fund, and LifeStrategy Growth Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1.Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2.Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the funds. The service agreement provides that Vanguard will reimburse the funds’ expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the funds. Accordingly, all expenses incurred by the funds during the six months ended April 30, 2005, were reimbursed by Vanguard. The funds’ trustees and officers are also directors and officers of Vanguard and the funds in which the funds invest.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The funds’ tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2004, the following funds had tax-basis capital losses available to offset future net capital gains:

	Capital Losses
LifeStrategy Fund	Amount (000)	Expiration: Fiscal Years Ending October 31,
Income	$1,840	2011
Conservative Growth	14,005	2009-2012
Moderate Growth	24,006
2009-2011
Growth	29,196
2009-2011

26

The funds will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2005; should the funds realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At April 30, 2005, net unrealized appreciation of investment securities for tax purposes was:

	(000)
LifeStrategy Fund	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
Income	$78,325	$(5,958)	$72,367
Conservative Growth	315,963	(11,535)	304,428
Moderate Growth	696,302	—	696,302
Growth	638,430	—	638,430

D. During the six months ended April 30, 2005, purchases and sales of investment securities other than temporary cash investments were:

	(000)
LifeStrategy Fund	Purchases	Sales

Income	$148,667	$52,536
Conservative Growth	439,676	141,936
Moderate Growth	821,226	268,872
Growth	547,833	114,423

27

ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A typical fund’s expenses are expressed as a percentage of its average net assets. The LifeStrategy Funds have no direct expenses, but each fund bears its proportionate share of the underlying funds in which it invests. These indirect expenses make up the fund’s average weighted expense ratio, also expressed as a percentage of average net assets The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of period shown and held for the entire period. The costs are calculated using each fund’s average weighted expense ratio.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

Six Months Ended April 30, 2005
LifeStrategy Fund	Beginning Account Value 10/31/2004	Ending Account Value 4/30/2005	Expenses Paid During Period*
Based on Actual Fund Return
Income	$1,000.00	$1,014.95	$1.20
Conservative Growth	1,000.00	1,023.44	1.20
Moderate Growth	1,000.00	1,032.27	1.26
Growth	1,000.00	1,039.90	1.26

Based on Hypothetical 5% Yearly Return
Income	$1,000.00	$1,023.60	$1.20
Conservative Growth	1,000.00	1,023.60	1.20
Moderate Growth	1,000.00	1,023.55	1.25
Growth	1,000.00	1,023.55	1.25

*The calculations are based on expenses incurred in the most recent fiscal period of each underlying fund. The LifeStrategy Funds’ annualized average weighted expense ratios as of April 30, 2005, are (in order as listed from top to bottom, above) 0.24%, 0.24%, 0.25%, and 0.25%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to

28

calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. Note that the expenses shown in the table on page 28 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

29

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

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RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Education and Research Funds & Stocks sections to:

• Determine what asset allocation might best suit your needs—by taking our Investor Questionnaire.

• Find out how much to save for retirement and your children’s college education—by using our planning tools.

• Learn how to achieve your goals—by reading our PlainTalk® investment guides.

• Find your next fund—by using the Compare Funds, Compare Fund Costs, and Narrow Your Fund Choices tools.

• Look up fund price, performance history, and distribution information—in a snap.

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Log on to Vanguard.com to:

• See what you own (at Vanguard and elsewhere) and how your investments are doing.

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Find out what Vanguard.com can do for you. Log on today!

30

INVEST WITH VANGUARD FOR YOUR RETIREMENT

Vanguard offers low-cost, high-quality solutions that combine a variety of investment choices to help you achieve your retirement goals.

A Vanguard traditional IRA enables you to make deductible or nondeductible contributions that can grow tax-deferred until you take distributions in retirement, while a Vanguard Roth IRA allows you to make nondeductible contributions with tax-free withdrawals when you take qualified distributions. With either type of Vanguard IRA®, your investment options include:

•Vanguard mutual funds
Select from our comprehensive lineup of more than 70 low-cost mutual funds suitable for retirement investing—all with no sales commissions—to help you reach your retirement goals. We offer a broad selection of stock, bond, balanced, and money market funds.

•Vanguard Target Retirement Funds
Choose a single, all-in-one portfolio that is professionally managed and well diversified. It automatically shifts from a more aggressive to a more conservative asset allocation as your target retirement date approaches, so you can leave the time-consuming details of portfolio management to Vanguard.

•Other investment options
Consolidate and build your portfolio in a single account that provides access to the universe of stocks, bonds, options, certificates of deposit (CDs), exchange-traded funds (ETFs), and non-Vanguard mutual funds through Vanguard Brokerage Services®.

ROLLOVER OPTIONS

When you change jobs or retire, you can take greater control of your investments by rolling over your assets in an employer-sponsored retirement plan to a Vanguard IRA. To initiate a rollover, visit Vanguard.com, where you can complete our easy online application. You can also print out the application and mail it to us—or call a Vanguard retirement specialist at 800-205-6189.

For more information, visit www.vanguard.com, or call 800-662-7447 for Vanguard funds and 800-992-8327 for non-Vanguard funds offered through Vanguard Brokerage Services, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectus; read and consider it carefully before investing.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland) Limited (investment management) (since November 2001), BKF Capital (investment management), The Jeffrey Co. (holding company), and CareGain, Inc. (health care management).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.

John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard Brokerage Services, Vanguard.com, Vanguard IRA, LifeStrategy, PlainTalk , and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the funds’ shareholders. It may not be distributed to prospec tive investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

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800-662-7447

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Services
800-523-1036

Text Telephone
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© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q882 062005

Vanguard® International Stock Index Funds
April 30, 2005

CONTENTS
1	CHAIRMAN'S LETTER
8	FUND PROFILES
16	GLOSSARY OF INVESTMENT TERMS
17	PERFORMANCE SUMMARIES
23	FINANCIAL STATEMENTS
82	ABOUT YOUR FUND'S EXPENSES
84	ADVISORY AGREEMENT
85	ADVANTAGES OF VANGUARD.COM

SUMMARY

•	For the six months ended April 30, 2005, Vanguard’s six international equity index funds provided gains ranging from 6.6% for the Pacific Stock Index Fund to 14.3% for the Emerging Markets Stock Index Fund (both results are for Investor Shares).

•	U.S. investors benefited from the U.S. dollar's net decline relative to foreign currencies. The resulting gains were especially pronounced in emerging markets.

•	Growth was fairly strong globally; the Japanese market’s return was one of the weaker gains among developed markets.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:
•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Want less clutter in your mailbox? Just register with Vanguard.com® and opt to get fund reports online.	European Stock Index Fund Pacific Stock Index Fund Developed Markets Index Fund Institutional Developed Markets Index Fund

CHAIRMAN’S LETTER

Dear Shareholder,

International stocks continued to outperform the U.S. market in the first half of the 2005 fiscal year, with stronger growth rates in many regions boosting returns well beyond those produced in the United States. A net decline in the relative value of the dollar enhanced international returns for investors in the United States—particularly those invested in emerging markets, where currencies have generally benefited from growing trade surpluses with the United States.

For the six months ended April 30, 2005, Vanguard’s international equity index funds provided returns ranging from 6.6% for the Pacific Stock Index Fund to 14.3% for the Emerging Markets Stock Index Fund (both figures are for the Investor Share class). By comparison, the broad U.S. market gained 3.5%, as measured by the Dow Jones Wilshire 5000 Composite Index. The funds successfully tracked their target indexes in the period, although the use of fair-value pricing created some temporary discrepancies in returns.

The table on page 2 presents total returns (capital change plus reinvested distributions) for each fund, along with the results for the funds’ target indexes and average peers. Three of our international index funds began offering exchange-traded VIPER Shares on March 4 of this year. The abbreviated returns for those shares are shown in a separate table on page 4. Information on changes in the funds’ net asset values and on per-share distributions can be found on page 6.

STOCK RETURNS FOLLOWED AN UP-DOWN TRAJECTORY

Stock markets in Europe and the Pacific region followed similar patterns, climbing sharply for the first four months of the fiscal year, then dropping

Total Returns	Six Months Ended April 30, 2005

Vanguard European Stock Index Fund
Investor Shares	10.1%
Admiral Shares	10.1
Institutional Shares	10.2
MSCI Europe Index	9.5
Average European Region Fund*	10.1

Vanguard Pacific Stock Index Fund
Investor Shares	6.6%
Admiral Shares	6.7
Institutional Shares	6.7
MSCI Pacific Index	6.8
Average Japan/Pacific Region Fund*	6.9

Vanguard Emerging Markets Stock
Index Fund
Investor Shares	14.3%
Institutional Shares	14.4
Select Emerging Markets Index**	14.3
Average Emerging Markets Fund*	12.5

Vanguard Total International Stock
Index Fund	9.6%
Total International Composite Index†	9.3
Average International Fund*	7.7

Vanguard Developed Markets
Index Fund	9.0%
MSCI EAFE Index	8.7
Average International Fund*	7.7

Vanguard Institutional Developed
Markets Index Fund	9.1%
MSCI EAFE Index	8.7
Average International Fund*	7.7

*	Derived from data provided by Lipper Inc.
**	Consists of stocks in 18 emerging markets of Europe, Asia, Africa, and Latin America. The index is administered exclusively for Vanguard by Morgan Stanley Capital International (MSCI).
†	Consists of the MSCI Europe Index (63%), the MSCI Pacific Index (26%), and the Select Emerging Markets Index (11%) as of April 30, 2005.

through much of March and April. Investors abroad, like those in the United States, have been trying to gauge the effects of rising oil prices, instability in the Middle East, and the occasional case of corporate malfeasance. In addition, signals that economic growth may become sluggish have made improvement in corporate profits seem less likely.

In the Pacific region, Japan’s slow-growing economy pulled down the overall return, offsetting stellar gains in Australia and Hong Kong. Because of the U.S. dollar’s weakness, U.S.-based investors gained 1 or 2 percentage points over local-currency returns in the European and Pacific developed markets; in emerging markets, the currency boost was close to 6 percentage points, reflecting not only trade surpluses but stronger economies.

In the United States, stocks rallied strongly in the final months of 2004, only to begin sliding as the New Year began. Although the U.S. economy registered respectable growth during the fiscal half-year, concern about the strength and durability of the expansion seemed to dictate the market’s direction. As has been the case for much of the past five years, value-oriented stocks outpaced their growth-oriented counterparts in the United States and abroad.

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Institutional Shares

This class of shares carries even lower expenses and is available for a minimum investment of $10 million.

VIPER® Shares

Traded on the American Stock Exchange, VIPERs(R)(U.S. Pat. No. 6,879,964 B2) are available only through brokers. The table on page 4 shows VIPER returns based on both the AMEX market price and the net asset value for a share.

THE FED STEPPED TO THE FORE

In the U.S. bond market, the Federal Reserve Board commanded the spotlight, signaling its intent to short-circuit any surge in inflation. Over the fiscal half-year, the Fed raised its target for the federal funds rate by a full percentage point, to 2.75%. (In early May, the Fed raised the target to 3.00%.)

The steady increase in the yield of the 3-month U.S. Treasury bill paralleled the Fed’s actions, and the T-bill yield closed the period at 2.89%. The impact on longer-term securities was less pronounced. The yield of the benchmark 10-year Treasury note rose 0.18 percentage point to 4.20%, while the yields of the longest-term securities declined modestly.

STRONG PERFORMANCE CAME FROM SOME HEAVYWEIGHT MARKETS

Each of the MSCI regional indexes tracked by our funds is notably affected by the fate of one or more large markets, which means that performance of a single country’s stocks can wield great influence on the index return. For example, more than a third of the European Stock Index Fund is invested in United Kingdom stocks; the fund therefore received a considerable boost when its U.K. holdings rose 10.2%.

Market Barometer	Total Returns Periods Ended April 30, 2005
	Six Months	One Year	Five Years*

Stocks
MSCI All Country World Index
ex USA (International)	9.1%	16.9%	0.6%
Russell 1000 Index(Large-caps)	4.0	7.2	-2.7
Russell 2000 Index(Small-caps)	-0.1	4.7	4.1
Dow Jones Wilshire 5000 Index	3.5	7.0	-2.0
(Entire market)

Bonds
Lehman Aggregate Bond Index	1.0%	5.3%	7.5%
(Broad taxable market)
Lehman Municipal Bond Index	1.9	6.8	7.0
Citigroup 3-Month Treasury Bill Index	1.1	1.7	2.6

CPI
Consumer Price Index	1.9%	3.5%	2.6%

*Annualized

Nearly one-third of the Emerging Markets Stock Index Fund is invested in South Korea and Brazil, whose markets soared during the period. Japan, whose market advanced only 3.2%, represents nearly three-quarters of Vanguard Pacific Stock Index Fund. (The fund’s return was enhanced, however, by large weightings in Australia and Hong Kong, which logged dollar-based gains of about 11.7% and about 11.8%, respectively.)

Because emerging markets, in aggregate, remain small in assets compared with the developed markets of Europe and the Pacific region, the high returns from emerging markets did not produce a significant difference between the returns of the Total International Stock Index Fund, a “fund of funds” with exposure to all markets, and those of the Developed Markets and Institutional Developed Markets Index Funds.

Total Returns
March 4, 2005*-April 30, 2005

Vanguard European Stock Index Fund
VIPER Shares
Market Price	-5.6%
Net Asset Value	-5.6

Vanguard Pacific Stock Index Fund
VIPER Shares
Market Price	-5.6%
Net Asset Value	-5.6

Vanguard Emerging Markets Stock Index Fund
VIPER Shares
Market Price	-8.9%
Net Asset Value	-9.3

*Inception

Four of Vanguard’s international index funds posted results signifi-cantly above the average returns of their peer groups; two were in line with the average peer fund return. One fund, Vanguard European Stock Index Fund, notably outperformed its target index—by 60 basis points, or 0.6%, for Investor Shares. This outperformance was the result of fair-value pricing, a practice designed to protect investors from discrepancies that can occur because of the time difference between the close of foreign markets and when the price of the fund is determined. Our funds use fair-value pricing to determine the value of international securities on the basis of real-time developments that are not reflected in closing prices abroad. Because international market indexes are based on closing prices in foreign markets, market developments that occur after the close of foreign exchanges—and that are accounted for through fair-value pricing—can lead to differences between the performance of a fund and its target index, as happened on the final day of the fiscal half-year.

DIVERSIFICATION REMAINS KEY TO LONG-TERM SUCCESS

The last several years have provided an object lesson to investors about the enduring value of diversification. Through much of the 1990s, when U.S. stocks were booming, it was difficult to persuade some investors to

Annualized Expense Ratios: Your fund compared with its peer group
Index Fund	Fund Expense Ratio	Average Weighted Expense Ratio*	Peer-Group Expense Ratio**

European Stock
Investor Shares	0.27%	—	1.70%
Admiral Shares	0.17	—	1.70
Institutional Shares	0.11	—	1.70
VIPER Shares	0.18	—	1.70

Pacific Stock
Investor Shares	0.33%	—	1.95%
Admiral Shares	0.20	—	1.95
Institutional Shares	0.14	—	1.95
VIPER Shares	0.18	—	1.95

Emerging Markets Stock
Investor Shares	0.46%	—	2.09%
Institutional Shares	0.27	—	2.09
VIPER Shares	0.30	—	2.09

Total International Stock	0.00%	0.31%	1.73%

Developed Markets	0.00%	0.29%	1.73%

Institutional
Developed Markets	0.00%	0.12%	1.73%

*	For the underlying funds.
**	Peer groups are: for the European Stock Index Fund, the Average European Region Fund; for the Pacific Stock Index Fund, the Average Japan/Pacific Region Fund; for the Emerging Markets Stock Index Fund, the Average Emerging Markets Fund; for the other funds, the Average International Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2004.

diversify their portfolios with either bonds or international stocks. Then domestic stocks tumbled during the 2000–2002 U.S. bear market, and bonds excelled; over the past year, international equities far outpaced their U.S. counterparts. These asynchronous ups and downs suggest that over time, it’s prudent to be well diversified, across both regions and asset classes.

Investors can enhance their ability to meet their long-term goals by sticking with a program balanced among stock, bond, and money market investments in proportions that fit their goals, time horizon, and tolerance for risk. At Vanguard, we believe that staying faithful to such a strategy—rather than listening to the “noise” created by short-term market fluctuations—will give you the best chance of reaching your financial goals. If you continue to adhere to these fundamentals in your investment plan, you’ll be positioned to benefit for the long term.

Thank you for entrusting your hard-earned dollars to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

MAY 13, 2005

Your Fund's Performance at a Glance		October 31, 2004-April 30, 2005
			Distributions Per Share
Index Fund	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

European Stock
Investor Shares	$23.77	$25.57	$0.580	$0.000
Admiral Shares	55.84	60.06	1.407	0.000
Institutional Shares	23.80	25.60	0.611	0.000
VIPER Shares	50.96*	48.09	0.000	0.000

Pacific Stock
Investor Shares	$8.63	$9.04	$0.157	$0.000
Admiral Shares	56.47	59.16	1.072	0.000
Institutional Shares	8.64	9.05	0.170	0.000
VIPER Shares	50.71*	47.88	0.000	0.000

Emerging Markets Stock
Investor Shares	$12.88	$14.46	$0.259	$0.000
Institutional Shares	12.90	14.48	0.276	0.000
VIPER Shares	50.55*	45.83	0.000	0.000

Total International Stock	$11.48	$12.33	$0.255	$0.000

Developed Markets	$8.43	$9.00	$0.190	$0.000

Institutional Developed Markets	$8.35	$8.91	$0.200	$0.000

*Share price at inception, March 4, 2005

Vanguard European Stock Index VIPERs Premium/Discount: March 4, 2005*-April 30, 2005
	Market Price Above or Equal to Net Asset Value		Market Price Below Net Asset Value
Basis Point Differential**	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days

0-24.9	13	32.50%	1	2.50%
25-49.9	11	27.50	1	2.50
50-74.9	9	22.50	0	0.00
75-100.0	2	5.00	0	0.00
>100.0	3	7.50	0	0.00

Total	38	95.00%	2	5.00%

Vanguard Pacific Stock Index VIPERs Premium/Discount: March 4, 2005*-April 30, 2005
	Market Price Above or Equal to Net Asset Value		Market Price Below Net Asset Value
Basis Point Differential**	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days

0-24.9	11	27.50%	2	5.00%
25-49.9	10	25.00	1	2.50
50-74.9	15	37.50	0	0.00
75-100.0	1	2.50	0	0.00
>100.0	0	0.00	0	0.00

Total	37	92.50%	3	7.50%

Vanguard Emerging Markets Stock Index VIPERs Premium/Discount: March 4, 2005*-April 30, 2005
	Market Price Above or Equal to Net Asset Value		Market Price Below Net Asset Value
Basis Point Differential**	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days

0-24.9	13	32.50%	10	25.00%
25-49.9	7	17.50	5	12.50
50-74.9	2	5.00	2	5.00
75-100.0	0	0.00	1	2.50
>100.0	0	0.00	0	0.00

Total	22	55.00%	18	45.00%

*	Inception.
**	One basis point equals 1/100th of 1%.

As of 4/30/2005	FUND PROFILES These Profiles provide snapshots of each fund's characteristics, compared where indicated with the fund's target index and a broad market index. Key terms are defined on page 16.

EUROPEAN STOCK INDEX FUND
Portfolio Characteristics
	Fund	Target Index*	Broad Index**

Number of Stocks	585	564	1,889
Turnover Rate	4%†	—	—
Expense Ratio		—	—
Investor Shares	0.27%†
Admiral Shares	0.17%†
Institutional Shares	0.11%†
VIPER Shares	0.18%†
Short-Term Reserves	0%	—	—

Volatility Measures
	Fund	Target Index*	Fund	Broad Index**

R-Squared	1.00	1.00	0.92	1.00
Beta	1.00	1.00	1.13	1.00

Country Diversification (% of portfolio)
	Fund	Target Index*

United Kingdom	36%	36%
France	13	14
Switzerland	10	10
Germany	10	9
Netherlands	7	7
Italy	6	6
Spain	6	6
Sweden	3	3
Belgium	2	2
Finland	2	2
Austria	1	1
Denmark	1	1
Greece	1	1
Ireland	1	1
Norway	1	1

Total	100%	100%

Country percentages exclude futures and currency contracts held by the fund.

Ten Largest Holdings (% of total net assets)
BP PLC	3.3%
(oil)
HSBC Holdings PLC	2.9
(banking)
Vodafone Group PLC	2.5
(telecommunications)
GlaxoSmithKline PLC	2.4
(pharmaceuticals)
Total SA	2.0
(oil)
Royal Dutch Petroleum Co.	2.0
(oil)
Novartis AG (Registered)	1.9
(pharmaceuticals)
Nestle SA (Registered)	1.7
(food, beverage, and tobacco)
Royal Bank of Scotland Group PLC	1.5
(banking)
Sanofi-Aventis	1.4
(pharmaceuticals)

Top Ten	21.6%

"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

*	MSCI Europe Index.
**	MSCI All Country World Index ex USA.
†	Annualized. Turnover rate excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.
Note: Short-term reserves exclude futures and currency contracts held by the fund.

Sector Diversification (% of portfolio)
	Fund	Target Index*	Broad Index**

Consumer Discretionary	10%	10%	11%
Consumer Staples	9	9	8
Energy	12	12	10
Financials	27	27	27
Health Care	10	10	8
Industrials	8	8	9
Information Technology	4	4	7
Materials	6	6	8
Telecommunication Services	9	9	7
Utilities	5	5	5

Sector percentages exclude futures and currency contracts held by the fund.

*MSCI Europe Index. **MSCI All Country World Index ex USA.	Visit our website at Vanguard.com for regularly updated fund information.

FUND PROFILES (CONTINUED)

PACIFIC STOCK INDEX FUND
Portfolio Characteristics
	Fund	Target Index*	Broad Index**

Number of Stocks	508	504	1,889
Turnover Rate	3%†	—	—
Expense Ratio		—	—
Investor Shares	0.33%†
Admiral Shares	0.20%†
Institutional Shares	0.14%†
VIPER Shares	0.18%†
Short-Term Reserves	0%	—	—

Volatility Measures
	Fund	Target Index*	Fund	Broad Index**

R-Squared	0.99	1.00	0.49	1.00
Beta	1.00	1.00	0.69	1.00

Country Diversification (% of portfolio)
	Fund	Target Index*

Japan	72%	72%
Australia	18	18
Hong Kong	6	6
Singapore	3	3
New Zealand	1	1

Total	100%	100%

Sector Diversification (% of portfolio)
	Fund	Target Index*	Broad Index**

Consumer Discretionary	17%	17%	11%
Consumer Staples	6	6	8
Energy	2	2	10
Financials	27	27	27
Health Care	5	5	8
Industrials	14	14	9
Information Technology	11	11	7
Materials	10	10	8
Telecommunication Services	3	3	7
Utilities	5	5	5

Country and sector percentages exclude futures and currency contracts held by the fund.

Ten Largest Holdings (% of total net assets)
Toyota Motor Corp.	4.1%
(automotive and transport equipment)
BHP Billiton Ltd.	1.8
(metals and mining)
Canon, Inc.	1.7
(computer hardware)
Takeda Chemical Industries Ltd.	1.7
(pharmaceuticals)
Mitsubishi Tokyo Financial Group Inc.	1.5
(banking)
Mizuho Financial Group, Inc.	1.4
(banking)
Commonwealth Bank of Australia	1.4
(banking)
Honda Motor Co., Ltd.	1.4
(automotive and transport equipment)
National Australia Bank Ltd.	1.4
(banking)
Sony Corp.	1.3
(consumer electronics)

Top Ten	17.7%

"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

*	MSCI Pacific Index.
**	MSCI All Country World Index ex USA.
†	Annualized. Turnover rate excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.
Note: Short-term reserves exclude futures and currency contracts held by the fund.

EMERGING MARKETS STOCK INDEX FUND
Portfolio Characteristics
	Fund	Target Index*	Broad Index**

Number of Stocks	695	598	1,889
Turnover Rate	12%†	—	—
Expense Ratio		—	—
Investor Shares	0.46%†
Institutional Shares	0.27%†
VIPER Shares	0.30%†
Short-Term Reserves	0%	—	—

Volatility Measures
	Fund	Target Index*	Fund	Broad Index**

R-Squared	1.00	1.00	0.84	1.00
Beta	0.99	1.00	1.14	1.00

Country Diversification (% of portfolio)
	Fund	Target Index*

South Korea	20%	21%
Taiwan	15	15
South Africa	13	12
Brazil	11	11
China	9	9
Mexico	7	7
India	6	6
Israel	4	4
Thailand	3	2
Chile	2	2
Hungary	2	2
Indonesia	2	2
Poland	2	2
Turkey	2	2
Czech Republic	1	1
Philippines	1	1
Argentina	0	1

Total	100%	100%

Ten Largest Holdings (% of total net assets)
Samsung Electronics Co., Ltd.	5.6%
(electronics)
Petroleo Brasileiro SA	2.6
(energy)
Taiwan Semiconductor
Manufacturing Co., Ltd.	2.1
(electronics)
Teva Pharmaceutical Industries Ltd.	1.9
(pharmaceuticals)
China Mobile (Hong Kong) Ltd.	1.7
(telecommunications)
Sasol Ltd.	1.4
(chemicals)
America Movil SA de CV	1.2
(telecommunications)
Standard Bank Group Ltd.	1.2
(banking)
Kookmin Bank	1.2
(banking)
Cemex SA CPO	1.0
(construction)

Top Ten	19.9%

"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

*	Select Emerging Markets Index.
**	MSCI All Country World Index ex USA.
†	Annualized. Turnover rate excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.

FUND PROFILES (CONTINUED)

Sector Diversification (% of portfolio)
	Fund	Target Index*	Broad Index**

Consumer Discretionary	7%	7%	11%
Consumer Staples	6	6	8
Energy	11	11	10
Financials	20	19	27
Health Care	3	3	8
Industrials	7	7	9
Information Technology	17	18	7
Materials	14	14	8
Telecommunication Services	12	12	7
Utilities	3	3	5

*	Select Emerging Markets Index.
**	MSCI All Country World Index ex USA.

TOTAL INTERNATIONAL STOCK INDEX FUND
Portfolio Characteristics
Fund

Expense Ratio	0.00%
Average Weighted Expense Ratio*	0.31%

Volatility Measures
	Fund	Target Index**	Fund	Broad Index+

R-Squared	1.00	1.00	1.00	1.00
Beta	1.01	1.00	1.02	1.00

Allocation to Underlying Vanguard Funds
European Stock Index Fund Investor Shares	62.7%
Pacific Stock Index Fund Investor Shares	26.1
Emerging Markets Stock Index Fund Investor Shares	11.2

Total	100.0%

Sector Diversification (% of portfolio)
	Fund††	Target Index**	Broad Index†

Consumer Discretionary	11%	11%	11%
Consumer Staples	8	8	8
Energy	9	9	10
Financials	27	26	27
Health Care	8	8	8
Industrials	9	10	9
Information Technology	7	7	7
Materials	8	8	8
Telecommunication Services	8	8	7
Utilities	5	5	5

Country Diversification (% of portfolio)
	Fund††	Target Index**

EUROPE
United Kingdom	23%	23%
France	8	8
Germany	6	6
Switzerland	6	6
Italy	4	4
Netherlands	4	4
Spain	4	4
Sweden	2	2
Belgium	1	1
Denmark	1	1
Finland	1	1
Greece	1	1
Ireland	1	1
Norway	1	1

Subtotal	63	63

PACIFIC
Japan	19%	19%
Australia	5	5
Hong Kong	2	1
Singapore	1	1

Subtotal	27	26

EMERGING
MARKETS
South Korea	2%	2%
Taiwan	2	2
Brazil	1	1
China	1	1
India	1	1
Israel	1	1
Mexico	1	1
South Africa	1	2

Subtotal	10	11

Total	100%	100%

*	For underlying funds; annualized.
**	Total International Composite Index.
†	MSCI All Country World Index ex USA.	Visit our website at Vanguard.com
††	Reflects holdings of underlying funds.	for regularly updated fund information.

FUND PROFILES (CONTINUED)

DEVELOPED MARKETS INDEX FUND
Portfolio Characteristics
Fund

Expense Ratio	0.00%
Average Weighted Expense Ratio*	0.29%

Volatility Measures
	Fund	Target Index**	Fund	Broad Index†

R-Squared	1.00	1.00	0.99	1.00
Beta	1.00	1.00	1.00	1.00

Allocation to Underlying Vanguard Funds
European Stock Index Fund Investor Shares	70.6%
Pacific Stock Index Fund Investor Shares	29.4

Total	100.0%

Sector Diversification (% of portfolio)
	Fund††	Target Index**	Broad Index†

Consumer Discretionary	12%	12%	11%
Consumer Staples	8	8	8
Energy	9	9	10
Financials	27	27	27
Health Care	9	9	8
Industrials	10	10	9
Information Technology	6	6	7
Materials	7	7	8
Telecommunication Services	7	7	7
Utilities	5	5	5

Country Diversification (% of portfolio)
	Fund††	Target Index**

United Kingdom	26%	26%
Japan	21	22
France	9	9
Germany	7	7
Switzerland	7	7
Australia	5	5
Netherlands	5	5
Italy	4	4
Spain	4	4
Finland	2	1
Hong Kong	2	2
Sweden	2	2
Belgium	1	1
Denmark	1	1
Greece	1	1
Ireland	1	1
Norway	1	1
Singapore	1	1

Total	100%	100%

*	For underlying funds; annualized.
**	MSCI EAFE Index.
†	MSCI All Country World Index ex USA.
††	Reflects holdings of underlying funds.

INSTITUTIONAL DEVELOPED MARKETS INDEX FUND
Portfolio Characteristics
Fund

Expense Ratio	0.00%
Average Weighted Expense Ratio*	0.12%

Volatility Measures
	Fund	Target Index**	Fund	Broad Index†

R-Squared	1.00	1.00	0.99	1.00
Beta	1.01	1.00	1.01	1.00

Allocation to Underlying Vanguard Funds
European Stock Index Fund Institutional Shares	70.6%
Pacific Stock Index Fund Institutional Shares	29.4

Total	100.0%

Sector Diversification (% of portfolio)
	Fund††	Target Index**	Broad Index†

Consumer Discretionary	12%	12%	11%
Consumer Staples	8	8	8
Energy	9	9	10
Financials	27	27	27
Health Care	9	9	8
Industrials	10	10	9
Information Technology	6	6	7
Materials	7	7	8
Telecommunication Services	7	7	7
Utilities	5	5	5

Country Diversification (% of portfolio)
	Fund††	Target Index**

United Kingdom	26%	26%
Japan	21	22
France	9	9
Germany	7	7
Switzerland	7	7
Australia	5	5
Netherlands	5	5
Italy	4	4
Spain	4	4
Finland	2	1
Hong Kong	2	2
Sweden	2	2
Belgium	1	1
Denmark	1	1
Greece	1	1
Ireland	1	1
Norway	1	1
Singapore	1	1

Total	100%	100%

*	For underlying funds; annualized.
**	MSCI EAFE Index.
†	MSCI All Country World Index ex USA.	Visit our website at Vanguard.com
††	Reflects holdings of underlying funds.	for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Average Weighted Expense Ratio. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

As of 4/30/2005	PERFORMANCE SUMMARIES
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

EUROPEAN STOCK INDEX FUND

Fiscal-Year Total Returns (%) October 31, 1994–April 30, 2005

*Six months ended April 30, 2005.
Note: See Financial Highlights tables on pages 61 through 64 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
Inception Date		Year	Years	Capital	Income	Total

European Stock Index Fund
Investor Shares*	6/18/1990	20.34%	0.17%	7.98%	2.28%	10.26%
Admiral Shares*	8/13/2001	20.47	8.54 **	—	—	—
Institutional Shares*	5/15/2000	20.52	1.50 **	—	—	—
VIPER Shares	3/4/2005
Market Price		-3.42 **	—	—	—	—
Net Asset Value		-3.73 **	—	—	—	—

*	Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under $10,000.
**	Since inception.

PERFORMANCE SUMMARIES (CONTINUED)

PACIFIC STOCK INDEX FUND

Fiscal-Year Total Returns (%) October 31, 1994–April 30, 2005

*Six months ended April 30, 2005.
Note: See Financial Highlights tables on pages 65 through 68 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
Inception Date		Year	Years	Capital	Income	Total

Pacific Stock Index Fund
Investor Shares*	6/18/1990	3.53%	-4.30%	-1.79%	1.06%	-0.73%
Admiral Shares*	8/13/2001	3.63	6.75 **	—	—	—
Institutional Shares*	5/15/2000	3.67	-2.40 **	—	—	—
VIPER Shares	3/4/2005
Market Price		-3.60 **	—	—	—	—
Net Asset Value		-3.79 **	—	—	—	—

*	Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under $10,000.
**	Since inception.

EMERGING MARKETS STOCK INDEX FUND

Fiscal-Year Total Returns (%) October 31, 1994–April 30, 2005

*	Consists of stocks that can be bought free of restrictions in 18 emerging markets of Europe, Asia, Africa, and Latin America. Through April 30, 2003, this index included a cash component (5%) based on the Lipper Money Market Average. The index is administered exclusively for Vanguard by MSCI.
**	Six months ended April 30, 2005.
Note: See Financial Highlights tables on pages 69 through 71 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
Inception Date		Year	Years	Capital	Income	Total

Emerging Markets Stock Index Fund
Investor Shares*	5/4/1994	18.61%	6.12%	4.43%	2.18%	6.61%
Fee-Adjusted Returns**		17.44	5.92	4.33	2.18	6.51
Institutional Shares*	6/22/2000	18.82	8.58 †	—	—	—
Fee-Adjusted Returns**		17.65	8.37 †	—	—	—
VIPER Shares	3/4/2005
Market Price		-6.54 †	—	—	—	—
Net Asset Value		-6.65 †	—	—	—	—

*	Total returns do not reflect the 0.5% transaction fee on purchases (1.0% prior to April 1, 2000); the 2% fee assessed until March 23, 2005, on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; the 0.5% fee on all other redemptions (1.0% prior to April 1, 2000); or the $10 annual account maintenance fee applied on balances under $10,000.
**	Performance figures are adjusted for the 0.5% transaction fee on purchases and redemptions.
†	Since inception.

PERFORMANCE SUMMARIES (CONTINUED)

TOTAL INTERNATIONAL STOCK INDEX FUND

Fiscal-Year Total Returns (%) April 29, 1996–April 30, 2005

*	Consists of the MSCI Europe Index (63%), the MSCI Pacific Index (26%), and the Select Emerging Markets Index (11%) as of April 30, 2005.
**	Six months ended April 30, 2005.
Note: See Financial Highlights table on page 72 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Since Inception
Inception Date		Year	Years	Capital	Income	Total

Total International Stock Index Fund*	4/29/1996	15.43%	-0.58%	2.42%	1.86%	4.28%

*	Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under $10,000.

DEVELOPED MARKETS INDEX FUND

Fiscal-Year Total Returns (%) May 8, 2000–April 30, 2005

*Six months ended April 30, 2005.
Note: See Financial Highlights table on page 73 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Since Inception
	Inception Date	Year	Capital	Income	Total

Developed Markets Index Fund*	5/8/2000	14.98%	-1.73%	1.89%	0.16%

*	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARIES (CONTINUED)

INSTITUTIONAL DEVELOPED MARKETS INDEX FUND

Fiscal-Year Total Returns (%) June 1, 2000–April 30, 2005

*Six months ended April 30, 2005.
Note: See Financial Highlights table on page 74 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Since Inception
Inception Date		Year	Capital	Income	Total

Institutional Developed Markets Index Fund*	6/1/2000	15.13%	-1.96%	2.07%	0.11%

*	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

As of 4/30/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund’s holdings, including each security’s market value on the last day of the reporting period. European, Pacific, and Emerging Markets Stock Index Fund securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country; the Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds list investments in shares of each Vanguard International Stock Index Fund. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Each fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

European Stock Index Fund	Shares	Market Value^ (000)

COMMON STOCKS (99.1%)(1)

Austria (0.5%)
Telekom Austria AG	698,681	$13,455
Erste Bank der Oesterreichischen
Sparkassen AG	240,754	11,718
OMV AG	32,958	10,183
Bank Austria Creditanstalt	73,406	6,800
* Immofinanz Immobilien
Anlagen AG	639,981	5,837
Wienerberger AG	126,301	5,367
Voestalpine AG	51,852	3,518
Oesterreichische
Elektrizitaetswirtschafts
AG Class A	12,245	3,068
Boehler-Uddeholm AG	15,244	1,974
Flughafen Wien AG	20,657	1,343
Mayr-Melnhof Karton AG	8,369	1,251
* RHI AG	36,893	$1,056
* Immofinanz Immobilien
Anlagen AG Rights
Exp. 5/17/2005	474,189	33

		65,603

Belgium (2.0%)
Fortis Group	2,333,282	65,156
KBC Bankverzekeringsholding	365,739	29,030
Dexia	1,247,787	28,796
Electrabel SA	54,825	25,573
Solvay SA	126,495	14,429
Belgacom SA	325,005	12,486
Groupe Bruxelles Lambert SA	138,209	12,486
InBev	363,564	11,641
Delhaize Group	140,526	9,310
UCB SA	174,586	8,512
Agfa Gevaert NV	193,259	6,330

European Stock Index Fund	Shares	Market Value^ (000)

Colruyt NV	35,062	$5,312
* Mobistar SA	56,691	4,846
Umicore	48,189	4,178
Omega Pharma SA	42,423	2,300
Bekaert NV	28,496	2,203
Barco NV	23,852	1,835
Cofinimmo	10,542	1,786
Euronav SA	41,482	1,407
Compagnie Maritime Belge SA	35,371	1,353
D'Ieteren SA	5,405	1,197
* Cumerio	48,189	653

		250,819

Denmark (1.1%)
Danske Bank A/S	872,633	25,643
Novo Nordisk A/S B Shares	480,836	24,387
AP Moller-Maersk A/S	2,195	19,451
TDC A/S	367,397	15,740
ISS A/S	93,597	7,505
Danisco A/S	102,234	6,822
Novozymes A/S	104,771	5,116
GN Store Nord A/S	438,972	4,614
* Vestas Wind Systems A/S	329,922	4,185
H. Lundbeck A/S	140,457	3,316
* DSV, De Sammensluttede
Vognmaend A/S	42,120	3,223
Carlsberg A/S B Shares	63,953	3,151
Coloplast A/S B Shares	53,114	3,068
* Topdanmark A/S	39,723	2,830
* William Demant A/S	54,027	2,580
Kobenhavns Lufthavne A/S	10,808	2,423
East Asiatic Co. A/S	40,144	2,390
Bang & Olufsen A/S B Shares	22,316	1,416
NKT Holding A/S	34,810	1,229
FLS Industries A/S B Shares	54,735	931

		140,020

Finland (2.1%)
Nokia Oyj	9,313,632	148,972
UPM-Kymmene Oyj	1,045,185	20,876
Stora Enso Oyj R Shares	1,249,323	16,613
Sampo Oyj A Shares	782,386	10,950
Fortum Oyj	681,668	10,373
* Kone Corp. B Shares	76,049	5,798
TietoEnator Oyj B Shares	165,769	5,030
Elisa Oyj Class A	282,340	4,048
* Neste Oil Oyj	178,942	4,010
Metso Oyj	203,349	3,688
Nokian Renkaat Oyj	199,480	3,347
Wartsila Oyj B Shares	118,260	3,131
Kesko Oyj	118,401	2,854
Outokumpu Oyj A Shares	180,443	2,544
Orion-Yhtyma Oyj B Shares	143,498	2,439
Amer Group Ltd.	144,349	$2,395
Uponor Oyj	119,512	2,380
Rautaruuki Oyj	165,815	2,126
Pohjola Group PLC D Shares	121,283	1,563
KCI Konecranes Oyj	27,339	1,078

		254,215

France (13.2%)
Total SA	1,137,139	253,682
Sanofi-Aventis	1,946,293	172,906
BNP Paribas SA	1,590,090	105,268
France Telecom SA	2,956,131	87,187
AXA	2,832,226	70,967
Societe Generale Class A	665,748	66,584
Carrefour SA	1,144,121	55,746
* Vivendi Universal SA	1,762,258	52,895
Groupe Danone	481,790	45,260
Suez SA	1,605,809	44,075
L'Oreal SA	607,550	43,793
L'Air Liquide SA (Registered)	218,031	39,128
Cie. de St. Gobain SA	612,694	34,736
LVMH Louis Vuitton
Moet Hennessy	489,208	34,690
Credit Agricole SA	1,324,196	34,441
Schneider Electric SA	442,409	31,990
Lafarge SA	340,968	31,128
Renault SA	369,867	31,100
* Alcatel SA	2,441,279	26,362
Veolia Environnement	606,065	22,968
Vinci SA	145,423	21,926
PSA Peugeot Citroen	339,846	20,208
Lagardere S.C.A.	253,176	18,368
Accor SA	392,391	18,015
Compagnie Generale des
Etablissements Michelin SA
B Shares	286,125	17,410
STMicroelectronics NV	1,175,806	16,757
Bouygues SA	399,016	15,952
Pernod Ricard SA	98,365	14,956
Essilor International SA	194,702	13,945
European Aeronautic
Defence and Space Co.	484,193	13,839
Pinault-Printemps-Redoute SA	134,336	13,271
Thomson SA	463,088	11,469
Unibail Co.	85,108	10,515
* Vivendi Universal SA ADR	272,160	8,070
* Cap Gemini SA	248,944	7,816
Gecina SA	68,137	7,765
Publicis Groupe SA	254,259	7,299
Autoroutes du Sud de la France	138,730	7,183
Sagem SA	336,224	6,932
* Atos Origin SA	113,884	6,906

	Shares	Market Value^ (000)

* Alstom	8,663,669	$6,744
Societe Television Francaise 1	236,415	6,727
Technip SA	38,496	6,559
Valeo SA	147,519	6,474
Euronext NV	195,052	6,447
Sodexho Alliance SA	190,158	6,378
Thales SA	153,921	6,268
Dassault Systemes SA	113,608	5,338
Etablissements Economiques du
Casino Guichard-Perrachon SA	65,369	4,859
CNP Assurances	69,533	4,733
Imerys SA	63,594	4,558
Klepierre	46,201	4,453
Air France	243,451	3,850
Zodiac SA	75,046	3,663
Hermes International	18,406	3,521
Societe BIC SA	64,120	3,479
* Business Objects SA	133,455	3,478

		1,631,037

Germany (9.4%)
Siemens AG	1,592,305	117,406
E.On AG	1,243,746	105,754
Deutsche Telekom AG	5,448,956	103,301
Deutsche Bank AG	977,481	79,566
Allianz AG	614,634	74,334
BASF AG	1,034,244	67,983
SAP AG	409,427	64,973
DaimlerChrysler AG (Registered)	1,391,901	55,069
RWE AG	836,201	50,090
Bayer AG	1,312,659	43,380
Muenchener
Rueckversicherungs-
Gesellschaft AG (Registered)	366,782	40,457
* Bayerische Hypo-und
Vereinsbank AG	1,274,289	30,415
Deutsche Post AG	1,000,029	23,537
Schering AG	329,649	21,726
* Commerzbank AG	895,452	19,700
Continental AG	261,334	19,326
Volkswagen AG	447,738	18,709
Deutsche Boerse AG	212,355	16,100
Metro AG	290,691	15,390
Adidas-Salomon AG	91,581	14,272
DaimlerChrysler AG	327,337	12,894
Man AG	281,800	11,899
ThyssenKrupp AG	614,793	11,347
Linde AG	166,562	11,060
* Depfa Bank PLC	704,325	10,886
* Hypo Real Estate Holding AG	260,225	10,852
* Infineon Technologies AG	1,253,672	10,406
Henkel KGaA	118,508	10,249
Porsche AG	15,715	10,211
Altana AG	139,950	$8,804
Merck KGaA	101,124	7,750
Puma AG	33,033	7,638
HeidelbergerCement AG	126,259	7,349
TUI AG	302,218	7,316
Volkswagen AG Pfd.	210,311	6,635
* Deutsche Lufthansa AG	457,747	5,923
Fresenius Medical Care AG	69,682	5,618
Celesio AG	67,758	5,392
RWE AG Pfd.	77,512	4,064
Beiersdorf AG	33,432	3,624
* Qiagen NV	262,149	3,444
Fresenius Medical Care AG	52,524	3,026
ProSieben Sat.1 Media AG	162,325	2,798
Douglas Holding AG	65,745	2,235
MLP AG	131,178	2,121
Suedzucker AG	103,672	1,912
* EPCOS AG	95,292	1,093
Karstadt Quelle AG	109,574	1,064
* HeidelbergerCement AG	8,815	504

		1,169,602

Greece (0.8%)
National Bank of Greece SA	522,250	17,611
Alpha Credit Bank SA	457,887	14,810
EFG Eurobank Ergasias	369,888	11,231
Hellenic Telecommunication
Organization SA	487,866	9,145
Greek Organization
of Football Prognostics	316,800	8,331
Coca-Cola Hellenic Bottling Co. SA	211,760	5,742
Bank of Piraeus	334,110	5,684
* Public Power Corp.	207,770	5,572
Cosmote Mobile
Communications SA	229,438	4,358
Titan Cement Co. SA	113,210	3,605
Commercial Bank of Greece SA	104,630	3,224
* Hellenic Petroleum SA	210,230	2,220
Viohalco, Hellenic Copper
& Aluminum Industry SA	218,858	1,647
Germanos SA	47,720	1,508
Hyatt Regency Hotels
and Tourism SA	83,509	1,014
Technical Olympic SA	156,779	919
Intracom SA	174,010	882
Hellenic Technodomiki Tev SA	168,577	823
Folli-Follie SA	28,987	819
Hellenic Duty Free Shops SA	35,790	616
National Bank of Greece SA ADR	24,660	168
Hellenic Telecommunications
Organization SA ADR	7,910	74

		100,003

European Stock Index Fund	Shares	Market Value^ (000)

Ireland (1.1%)
Allied Irish Banks PLC	1,729,528	$35,313
Bank of Ireland	1,929,838	29,424
CRH PLC	1,060,704	26,511
Irish Life & Permanent PLC	538,694	9,051
Kerry Group PLC A Shares	259,192	6,306
* Grafton Group PLC	433,977	4,969
* Elan Corp. PLC	730,132	3,959
DCC PLC	158,421	3,556
Independent News & Media PLC	1,106,935	3,517
Kingspan Group PLC	229,967	2,586
* Ryanair Holdings PLC	333,857	2,427
Eircom Group PLC	965,615	2,340
Fyffes PLC	625,763	1,762
Greencore Group PLC	310,596	1,282
* Ryanair Holdings PLC ADR	8,400	337
* Elan Corp. PLC ADR	45,229	249
* Waterford Wedgwood PLC	4,664,376	217

		133,806

Italy (5.8%)
ENI SpA	5,197,998	131,128
ENEL SpA	7,305,637	69,524
Assicurazioni Generali SpA	1,911,150	58,939
Telecom Italia SpA	16,479,942	56,054
Unicredito Italiano SpA	8,827,844	49,581
Telecom Italia SpA RNC	11,574,588	32,753
San Paolo-IMI SpA	2,170,013	32,236
Banca Intesa SpA	6,497,592	31,127
* Banca Antonveneta SpA	460,951	15,465
Capitalia SpA	2,868,567	15,410
Mediobanca Banca di
Credito Finanziaria SpA	934,142	15,407
Mediaset SpA	1,180,676	15,382
Autostrade SpA	571,581	15,095
Telecom Italia Mobile SpA	2,526,899	14,781
Banche Popolari Unite
Scarl SpA	672,319	14,271
Banco Popolare di Verona e
Novara Scarl SpA	739,003	13,652
Riunione Adriatica di
Sicurta SpA	602,900	13,165
Alleanza Assicurazioni SpA	927,380	11,054
Finmeccanica SpA	11,773,452	10,960
* Banca Nazionale del Lavoro
(BNL) SpA	3,295,329	10,413
Snam Rete Gas SpA	1,759,559	9,914
Banca Intesa SpA
Non Convertible Risp.	1,865,122	8,092
Banca Monte dei Paschi di
Siena SpA	2,191,578	7,711
Banca Popolare di Milano SpA	788,323	7,503
* Fiat SpA	1,038,644	6,906
Pirelli & C. Accomandita per
Azioni SpA	5,191,084	$5,941
Terna SpA	1,990,235	5,461
Luxottica Group SpA	272,150	5,451
* Edison SpA	1,633,460	3,422
Mediolanum SpA	502,768	3,271
* Autogrill SpA	228,708	3,228
* Seat Pagine Gialle SpA	8,113,136	3,145
Banca Fideuram SpA	584,642	3,053
Bulgari SpA	268,090	2,919
FinecoGroup SpA	317,061	2,622
Mondadori (Arnoldo)
Editore SpA	231,621	2,412
Italcementi SpA	142,461	2,321
Gruppo Editoriale
L'Espresso SpA	348,843	2,019
* Telecom Italia Media SpA	2,885,250	1,407
* Tiscali SpA	428,499	1,271
Benetton Group SpA	109,958	1,010
* Parmalat Finanziaria SpA	569,830	—

		715,476

Luxembourg (0.2%)
Arcelor	958,233	19,490
* Stolt Offshore SA	379,444	2,805

		22,295

Netherlands (6.8%)
Royal Dutch Petroleum Co.	4,160,798	243,595
ING Groep NV	3,742,411	103,451
ABN-AMRO Holding NV	3,486,791	84,819
Unilever NV	1,141,450	73,699
Koninklijke (Royal)
Philips Electronics NV	2,628,223	65,406
Koninklijke KPN NV	4,332,208	36,257
Aegon NV	2,617,886	32,925
* Koninklijke Ahold NV	3,104,741	23,570
Akzo Nobel NV	542,294	22,307
TPG NV	767,271	20,897
Reed Elsevier NV	1,403,972	20,276
Heineken NV	489,245	15,587
Verenigde Nederlandse
Uitgeversbedrijven NV	481,001	13,601
* ASML Holding NV	928,736	13,476
* Koninklijke Numico NV	299,092	12,414
DSM NV	151,045	10,150
Wolters Kluwer NV	564,291	10,072
Rodamco Europe NV	89,247	6,754
Vedior NV	330,578	5,101
Corio NV	87,060	4,675
IHC Caland NV	63,658	4,164
Wereldhave NV	41,352	4,096
Randstad Holding NV	91,937	3,746
Getronics NV	1,710,365	2,747

	Shares	Market Value^ (000)

* Hagemeyer NV	1,038,603	$2,354
Oce NV	157,613	2,353
Aegon NV (New York)	172,787	2,170
* ASML Holding (New York)	38,580	559

		841,221

Norway (0.9%)
Norsk Hydro ASA	289,556	23,126
Statoil ASA	1,310,392	23,069
Telenor ASA	1,570,923	13,151
Orkla ASA	380,234	12,773
DnB NOR ASA	1,319,889	12,620
* Yara International ASA	415,161	5,557
Norske Skogindustrier ASA	211,764	3,714
Storebrand ASA	473,850	3,557
Frontline Ltd.	80,713	3,553
Tandberg ASA	265,512	2,726
Schibsted ASA	95,638	2,285
* Petroleum Geo-Services ASA	35,709	2,165
Tomra Systems ASA	357,510	1,316
* Smedvig ASA A Shares	70,783	1,242

		110,854

Portugal (0.5%)
* Portugal Telecom SGPS SA	1,513,062	16,712
Banco Comercial Portugues SA	4,221,949	11,395
Electricidade de Portugal SA	4,015,722	10,908
Brisa-Auto Estradas
de Portugal SA	716,789	5,737
Banco Espirito Santo SA	211,395	3,583
* Sonae SGPS SA	1,810,684	2,894
Banco BPI SA	684,927	2,765
Cimpor-Cimento de Portugal SA	400,702	2,230
* PT Multimedia-Servicos
de Telecomunicacoes e
Multimedia, SGPS, SA	93,519	2,228
Jeronimo Martins & Filho,
SGPS, SA	74,259	1,142

		59,594

Spain (5.6%)
Telefonica SA	8,335,285	142,144
Banco Santander
Central Hispano SA	11,865,476	138,649
Banco Bilbao Vizcaya
Argentaria SA	6,433,029	99,954
Repsol-YPF SA	1,828,569	46,520
Endesa SA	1,902,917	41,713
Iberdrola SA	1,530,352	39,998
Altadis SA	536,738	22,816
Banco Popular Espanol SA	339,815	21,262
Industria de Diseno Textil SA	436,139	12,984
ACS, Actividades de
Contruccion y Servisios, SA	528,573	12,930
Union Fenosa SA	426,176	$12,820
Abertis Infraestructuras SA	462,082	10,186
Telefonica SA ADR	190,681	9,725
Gas Natural SDG SA	312,177	8,921
Grupo Ferrovial, SA	126,137	7,206
Amadeus Global Travel
Distribution SA	645,452	6,062
Acerinox SA	367,886	5,499
Acciona SA	57,158	4,940
Fomento de Construc y Contra SA	90,890	4,924
Metrovacesa SA	85,126	4,618
Indra Sistemas, SA	250,254	4,345
Cintra Concesiones de
Infraestructuras de
Transporte SA	391,955	4,223
Sacyr Vallehermoso SA	211,370	3,566
Corporacion Mapfre SA	215,136	3,210
Antena 3 Television	155,172	3,122
Telefonica Publicidad e
Informacion, SA	333,663	3,069
Promotora de Informaciones SA	153,426	2,936
Iberia (Linea Aerea Espana)	929,186	2,885
Gamesa Corporacion
Tecnologica, SA	220,215	2,858
* Sogecable SA	75,456	2,828
Zeltia SA	302,722	2,522
Sociedad General de
Aguas de Barcelona SA	117,023	2,400
NH Hoteles SA	153,401	1,864

		693,699

Sweden (3.4%)
Telefonaktiebolaget LM
Ericsson AB Class B	29,602,930	87,819
Nordea Bank AB	4,245,475	40,460
Hennes & Mauritz AB B Shares	948,038	32,844
Svenska Handelsbanken
AB A Shares	1,038,417	23,446
TeliaSonera AB	4,201,393	22,186
Volvo AB B Shares	452,914	18,382
Skandinaviska Enskilda
Banken AB A Shares	942,309	16,686
Sandvik AB	421,045	16,516
Svenska Cellulosa AB B Shares	388,689	13,586
Electrolux AB Series B	566,042	11,493
Atlas Copco AB A Shares	223,493	10,185
Skandia Forsakrings AB	2,045,426	9,712
Securitas AB B Shares	589,266	9,488
Skanska AB B Shares	738,784	8,906
SKF AB B Shares	186,806	7,893
Assa Abloy AB	588,079	7,630
Volvo AB A Shares	193,803	7,580

European Stock Index Fund	Shares	Market Value^ (000)

Swedish Match AB	638,414	$7,545
Scania AB Class B	188,665	7,335
Tele2 AB B Shares	197,735	6,286
Atlas Copco AB B Shares	138,841	5,780
Gambro AB A Shares	347,396	4,705
Getinge AB B Shares	318,400	4,584
* Wihlborgs Fastigheter AB	164,559	4,030
Eniro AB	314,000	3,577
* Modern Times Group AB	101,133	3,133
Castellum AB	80,720	2,991
Holmen AB	105,511	2,823
Svenskt Stal AB A Shares	118,752	2,745
Gambro AB B Shares	188,097	2,553
* Lundin Petroleum AB	326,390	2,452
* Capio AB	149,800	2,323
Alfa Laval AB	165,390	2,318
Trelleborg AB B Shares	156,056	2,306
* Elekta AB B Shares	58,200	2,046
* OMX AB	151,081	1,763
WM-Data AB Class B	622,140	1,582
Axfood AB	58,501	1,515
Billerud Aktiebolag	107,300	1,457
Hoganas AB B Shares	53,600	1,419
* SAS AB	147,488	1,313
* Oriflame Cosmetics SA	58,451	1,254
Svenskt Stal AB	51,619	1,151
D. Carnegie & Co. AB	85,199	884
SSAB Swedish Steel Series A
Redemption Rights
Exp. 5/23/2005	118,752	77
SSAB Swedish Steel Series B
Redemption Rights
Exp. 5/23/2005	51,619	37

		426,796

Switzerland (9.8%)
Novartis AG (Registered)	4,714,230	230,380
Nestle SA (Registered)	805,839	212,918
Roche Holdings AG	1,403,034	170,433
UBS AG (Registered)	2,099,708	168,575
Credit Suisse Group
(Registered)	2,270,736	95,941
Zurich Financial Services AG	287,585	48,838
Swiss Re (Registered)	643,157	42,881
Cie. Financiere Richemont AG	1,042,446	31,262
* ABB Ltd.	3,716,940	23,339
Syngenta AG	213,554	22,213
Holcim Ltd. (Registered)	321,613	19,611
Swisscom AG	52,834	18,315
Adecco SA (Registered)	261,409	12,695
Synthes, Inc.	91,871	10,450
Nobel Biocare Holding AG	45,653	9,814
* Givaudan SA	14,054	$8,889
Swatch Group AG (Bearer)	66,918	8,633
CIBA Specialty Chemicals AG
(Registered)	134,706	8,475
Serono SA Class B	12,914	8,269
* Clariant AG	458,661	7,229
SGS Societe Generale de
Surveillance Holding SA
(Registered)	8,577	5,830
* Logitech International SA	86,122	4,958
Geberit AG	7,023	4,719
Lonza AG (Registered)	75,897	4,586
Schindler Holding AG (Ptg. Ctf.)	10,264	3,770
Straumann Holding AG	15,472	3,352
Unaxis Holding AG	22,616	3,255
Swatch Group AG (Registered)	122,369	3,225
Phonak Holding AG	85,410	2,991
Sulzer AG (Registered)	7,226	2,946
UBS AG	35,370	2,840
Rieter Holding AG.	8,925	2,515
* Micronas Semiconductor
Holding AG	63,802	2,329
Kuoni Reisen Holding AG
(Registered)	5,686	2,238
* Kudelski SA	64,865	2,148
Valora Holding AG	7,173	1,571

		1,212,433

United Kingdom (35.9%)
BP PLC	39,555,505	403,665
HSBC Holdings PLC	22,326,584	357,437
Vodafone Group PLC	119,715,549	313,331
GlaxoSmithKline PLC	11,735,299	296,797
Royal Bank of
Scotland Group PLC	6,334,588	191,492
Shell Transport &
Trading Co. PLC	19,221,147	172,877
AstraZeneca Group PLC	3,296,985	144,416
Barclays PLC	12,839,719	132,601
HBOS PLC	7,833,181	116,294
Lloyds TSB Group PLC	11,175,054	96,121
Tesco PLC	15,466,553	91,441
Diageo PLC	6,026,788	89,427
BT Group PLC	17,047,165	65,274
Rio Tinto PLC	2,132,541	64,489
Anglo American PLC	2,833,984	63,125
National Grid Transco PLC	6,167,285	60,720
BHP Billiton PLC	4,928,947	60,421
British American Tobacco PLC	3,210,762	60,268
BG Group PLC	7,057,985	54,811
Unilever PLC	5,523,537	52,608
Aviva PLC	4,547,534	51,444

	Shares	Market Value^ (000)

Prudential PLC	4,712,769	$42,531
Imperial Tobacco Group PLC	1,456,231	41,778
Cadbury Schweppes PLC	4,136,328	41,649
Reckitt Benckiser PLC	1,230,255	40,010
BP PLC ADR	575,360	35,039
Centrica PLC	7,638,171	32,533
GUS PLC	2,029,984	32,519
BAE Systems PLC	6,410,628	31,441
Scottish & Southern
Energy PLC	1,712,621	30,810
Vodafone Group PLC ADR	1,177,400	30,777
Legal & General Group PLC	12,993,612	26,019
British Sky
Broadcasting Group PLC	2,500,147	25,976
ScottishPower PLC	3,104,369	25,153
Reed Elsevier PLC	2,544,531	24,968
SABMiller PLC	1,602,165	23,786
Land Securities Group PLC	932,574	23,767
BAA PLC	2,138,884	23,756
Wolseley PLC	1,168,773	23,522
Kingfisher PLC	4,677,744	22,103
WPP Group PLC	1,974,973	21,496
Marks & Spencer Group PLC	3,284,532	21,203
Reuters Group PLC	2,863,294	21,141
Pearson PLC	1,602,771	19,523
Smith & Nephew PLC	1,874,208	19,341
Compass Group PLC	4,304,274	19,303
ITV PLC	8,173,758	19,005
BOC Group PLC	996,527	18,559
Smiths Group PLC	1,120,692	18,426
Carnival PLC	339,630	17,504
Boots Group PLC	1,479,409	17,023
Hilton Group PLC	3,169,006	16,624
British Land Co., PLC	1,036,367	16,242
InterContinental Hotels
Group PLC	1,258,548	15,028
3i Group PLC	1,224,293	15,001
Next PLC	522,339	14,811
J. Sainsbury PLC	2,713,549	14,680
Scottish & Newcastle PLC	1,606,337	13,976
Rolls-Royce Group PLC	3,061,411	13,933
United Utilities PLC	1,113,785	13,549
Hanson Building Materials PLC	1,459,318	13,497
Man Group PLC	553,934	12,913
Severn Trent PLC	691,543	12,858
Friends Provident PLC	3,784,308	11,656
Imperial Chemical
Industries PLC	2,382,533	11,557
Cable and Wireless PLC	4,715,850	10,857
Rentokil Initial PLC	3,609,811	10,829
Yell Group PLC	1,397,032	10,750
Dixons Group PLC	3,840,113	$10,473
* International Power PLC	2,939,499	10,264
Enterprise Inns PLC	697,863	9,745
Rexam PLC	1,099,379	9,713
Whitbread PLC	594,961	9,692
The Sage Group PLC	2,559,766	9,618
Capita Group PLC	1,320,917	9,541
Exel PLC	595,784	9,405
Kelda Group PLC	750,680	9,076
Hammerson PLC	554,579	9,035
Liberty International PLC	481,587	8,700
BPB PLC	992,317	8,646
Hays PLC	3,425,255	8,571
Bunzl PLC	874,631	8,525
Amvescap PLC	1,457,398	8,495
Royal & Sun Alliance
Insurance Group PLC	5,817,556	8,471
William Hill PLC	789,706	8,172
Brambles Industries PLC	1,449,590	8,094
Emap PLC	514,097	7,840
Johnson Matthey PLC	441,583	7,750
Daily Mail and General Trust	603,557	7,715
Slough Estates PLC	837,128	7,691
Alliance Unichem PLC	502,015	7,675
The Peninsular & Oriental
Steam Navigation Co.	1,475,783	7,592
Tate & Lyle PLC	818,839	7,300
Tomkins PLC	1,547,232	7,277
EMI Group PLC	1,581,349	7,225
Trinity Mirror PLC	588,328	7,180
Persimmon PLC	548,206	7,106
Signet Group PLC	3,457,331	6,699
* Corus Group PLC	7,965,310	6,627
Provident Financial PLC	509,281	6,508
GKN PLC	1,437,729	6,361
United Business Media PLC	669,929	6,333
Taylor Woodrow PLC	1,134,370	6,232
Punch Taverns PLC	499,372	6,070
Mitchells & Butlers PLC	1,042,049	5,981
Rank Group PLC	1,198,307	5,968
George Wimpey PLC	781,093	5,843
* Group 4 Securicor PLC	2,271,050	5,725
Cobham PLC	222,042	5,508
Barratt Developments PLC	481,152	5,498
Associated British
Ports Holdings PLC	618,110	5,455
IMI PLC	706,314	5,384
Kesa Electricals PLC	1,054,848	5,356
United Utilities PLC Class A	616,436	5,346
Inchape PLC	150,386	5,106
ScottishPower PLC ADR	154,280	5,006

European Stock Index Fund	Shares	Market Value^ (000)

* British Airways PLC	1,085,703	$4,971
ARM Holdings PLC	2,693,680	4,920
Balfour Beatty PLC	841,499	4,918
ICAP PLC	967,639	4,873
FirstGroup PLC	797,987	4,864
BBA Group PLC	900,084	4,788
LogicaCMG PLC	1,502,204	4,734
Intertek Testing Services PLC	310,078	4,508
London Stock Exchange PLC	509,377	4,494
National Express Group PLC	278,820	4,484
Serco Group PLC	938,145	4,288
Pilkington PLC	2,065,157	4,282
WPP Group PLC ADR	78,406	4,243
Meggitt PLC	857,292	4,230
Aegis Group PLC	2,231,438	4,125
Amec PLC	661,522	4,096
Misys PLC	1,043,678	4,062
Cattles PLC	659,074	3,830
Electrocomponents PLC	867,167	3,823
Arriva PLC	388,043	3,752
HMV Group PLC	772,346	3,354
The Davis Service Group PLC	404,522	3,323
Close Brothers Group PLC	243,808	3,304
Bellway PLC	223,091	3,260
Schroders PLC	246,833	3,199
* The Berkeley Group Holdings	215,412	3,197
Stagecoach Group PLC	1,588,377	3,127
* Invensys PLC	11,395,580	2,797
* Cookson Group PLC	3,796,498	2,591
De La Rue Group PLC	364,903	2,580
MFI Furniture Group PLC	1,228,243	2,393
FKI PLC	1,164,312	2,085
* Marconi Corp. PLC	416,207	2,084
Premier Farnell PLC	725,996	2,056
SSL International PLC	375,316	1,974
Aggreko PLC	501,021	1,758
Great Portland Estates PLC	245,361	1,548
Kidde PLC	16,971	53

		4,449,042

TOTAL COMMON STOCKS
(Cost $9,718,847)		12,276,515

TEMPORARY CASH INVESTMENTS (7.1%)(1)

Money Market Fund (7.1%)
Vanguard Market Liquidity Fund,
2.829	37,423,373	$37,423
Vanguard Market Liquidity Fund,
2.829%**—Note F	840,181,083	840,181

		877,604

	Face Amount
	(000)

U.S. Agency Obligations (0.0%)
Federal Home Loan Mortgage Corp.+
(2) 3.002%, 7/19/2005	$3,000	2,981
Federal National Mortgage Assn.+
(2) 3.033%, 7/27/2005	2,000	1,986

		4,967

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $882,571)		882,571

TOTAL INVESTMENTS (106.2%)
(Cost $10,601,418)		13,159,086

OTHER ASSETS AND LIABILITIES (-6.2%)

Other Assets—Note B		177,950
Security Lending Collateral Payable
to Brokers—Note F		(840,181)
Other Liabilities		(105,464)

		(767,695)

NET ASSETS (100%)		$12,391,391

^	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
**	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
†	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.
(1)	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 6.3%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2)	Securities with a value of $4,967,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
(Ptg. Ctf.)—Participating Certificate.

Amount (000)

AT APRIL 30, 2005, NET ASSETS CONSISTED OF

Paid-in Capital	$10,022,754
Undistributed Net Investment Income	134,591
Accumulated Net Realized Losses	(319,695)
Unrealized Appreciation (Depreciation)
Investment Securities	2,557,668
Futures Contracts	(1,800)
Foreign Currencies and
Forward Currency Contracts	(2,127)

NET ASSETS	$12,391,391

Investor Shares—Net Assets
Applicable to 392,824,712 outstanding $.00
par value shares of beneficial interes
(unlimited authorization)	$10,045,718

NET ASSET VALUE PER SHARE—
INVESTOR SHARES	$25.57

Admiral Shares—Net Assets
Applicable to 13,511,718 outstanding $.001
par value shares of beneficial interes
(unlimited authorization)	$811,495

NET ASSET VALUE PER SHARE—
ADMIRAL SHARES	$60.06

Institutional Shares—Net Assets
Applicable to 57,082,438 outstanding $.001
par value shares of beneficial interes
(unlimited authorization)	$1,461,188

NET ASSET VALUE PER SHARE—
INSTITUTIONAL SHARES	$25.60

VIPER Shares—Net Assets
Applicable to 1,517,809 outstanding $.001
par value shares of beneficial interes
(unlimited authorization)	$72,990

NET ASSET VALUE PER SHARE—
VIPER SHARES	$48.09

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Pacific Stock Index Fund	Shares	Market Value^ (000)

COMMON STOCKS (99.9%)(1)

Australia (17.8%)
BHP Billiton Ltd.	7,785,740	$98,487
Commonwealth
Bank of Australia	2,769,651	78,769
National Australia Bank Ltd.	3,372,945	77,101
Australia & New Zealand
Bank Group Ltd.	3,958,633	66,824
Westpac Banking Corp., Ltd.	3,877,134	59,241
Westfield Group	3,110,623	39,522
Woolworths Ltd.	2,268,887	27,197
Wesfarmers Ltd.	818,710	23,053
Rio Tinto Ltd.	677,040	22,021
AMP Ltd.	4,044,562	21,329
QBE Insurance Group Ltd.	1,618,654	18,929
Woodside Petroleum Ltd.	1,014,695	18,733
Rinker Group Ltd.	2,047,742	18,308
Suncorp-Metway Ltd.	1,178,462	18,190
Foster's Group Ltd.	4,352,625	17,480
Telstra Corp. Ltd.	4,600,401	17,412
Macquarie Bank Ltd.	482,873	17,304
Coles Myer Ltd.	2,548,319	17,106
Insurance Australia Group Ltd.	3,457,421	16,453
WMC Resources Ltd.	2,535,755	15,783
Tabcorp Holdings Ltd.	1,131,562	13,749
Brambles Industries Ltd.	2,104,126	12,925
General Property Trust	4,390,849	12,652
Stockland	2,663,686	12,172
Macquarie Infrastucture Group	4,200,094	11,964
Alumina Ltd.	2,517,774	11,380
Australian Gas Light Co., Ltd.	991,637	11,118
CSL Ltd.	429,253	10,629
BlueScope Steel Ltd.	1,619,515	9,738
Amcor Ltd.	1,912,838	9,703
Origin Energy Ltd.	1,691,953	9,290
Santos Ltd.	1,269,005	9,219
Macquarie Goodman Group	2,728,522	8,415
Newcrest Mining Ltd.	717,177	8,358
Coca-Cola Amatil Ltd.	1,130,147	7,323
Lend Lease Corp.	780,226	7,291
Orica Ltd.	590,673	7,280
Transurban Group	1,167,391	6,791
Centro Properties Group	1,659,070	6,671
John Fairfax Holdings Ltd.	1,998,176	5,940
Mirvac Group	1,808,577	5,939
Boral Ltd.	1,259,283	5,707
DB RREEF Trust	5,317,080	5,453
Patrick Corp. Ltd.	1,229,866	5,253
Toll Holdings Ltd.	526,847	5,236
Aristocrat Leisure Ltd.	673,744	5,133
AXA Asia Pacific Holdings Ltd.	1,516,040	5,068
Investa Property Group	3,140,811	$5,065
Qantas Airways Ltd.	1,991,986	5,025
Sonic Healthcare Ltd.	528,766	4,897
Southcorp Ltd.	1,381,191	4,580
James Hardie Industries NV	996,495	4,369
CFS Gandel Retail Trust	3,218,370	3,992
Mayne Group Ltd.	1,392,236	3,801
CSR Ltd.	1,980,982	3,703
Lion Nathan Ltd.	635,467	3,636
Australian Stock Exchange Ltd.	222,139	3,466
Computershare Ltd.	860,092	3,410
Perpetual Trustees Australia Ltd.	83,691	3,381
Publishing & Broadcasting Ltd.	285,100	3,189
Commonwealth
Property Office Fund	2,896,417	2,866
Cochlear Ltd.	118,299	2,846
ING Industrial Fund	1,489,828	2,398
Iluka Resources Ltd.	502,025	2,298
Leighton Holdings Ltd.	294,547	2,279
Ansell Ltd.	308,138	2,254
Harvey Norman Holdings Ltd.	1,152,806	2,228
Paperlinx Ltd.	973,355	2,161
OneSteel Ltd.	1,211,527	2,074
Pacific Brands Ltd.	1,101,467	1,894
Futuris Corp., Ltd.	1,152,409	1,705
* Stockland New	83,598	377

		997,533

Hong Kong (5.9%)
Hutchison Whampoa Ltd.	4,634,600	41,386
Cheung Kong Holdings Ltd.	3,273,100	30,938
Sun Hung Kai Properties Ltd.	2,870,800	27,491
Hang Seng Bank Ltd.	1,664,046	22,789
CLP Holdings Ltd.	3,930,399	22,281
Swire Pacific Ltd. A Shares	2,025,900	16,885
Hong Kong &
China Gas Co., Ltd.	7,935,651	16,202
Boc Hong Kong Holdings Ltd.	8,046,000	15,258
Esprit Holdings Ltd.	1,946,000	14,496
Hong Kong
Electric Holdings Ltd.	3,016,900	13,787
Wharf Holdings Ltd.	2,654,714	8,865
Bank of East Asia Ltd.	2,891,873	8,482
Henderson Land
Development Co. Ltd.	1,580,000	7,356
Li & Fung Ltd.	3,475,500	6,666
Hang Lung Properties Ltd.	3,985,500	6,127
Hong Kong
Exchanges & Clearing Ltd.	2,299,000	5,605
New World
Development Co., Ltd.	4,895,646	5,266
PCCW Ltd.	8,067,569	4,760

	Shares	Market Value^ (000)

MTR Corp.	2,921,500	$4,652
Techtronic Industries Co., Ltd.	1,897,500	4,220
Cathay Pacific Airways Ltd.	2,200,000	4,187
Shangri-La Asia Ltd.	2,298,962	3,501
Hopewell Holdings Ltd.	1,345,000	3,275
Television Broadcasts Ltd.	620,000	3,120
Cheung Kong Infrastructure
Holdings Ltd.	975,000	3,080
Kingboard Chemical
Holdings Ltd.	1,025,500	3,057
Yue Yuen Industrial
(Holdings) Ltd.	1,054,500	2,987
Johnson Electric Holdings Ltd.	3,180,600	2,839
Hysan Development Co., Ltd.	1,358,211	2,809
* Hutchison Telecommunications
International Ltd.	2,912,000	2,776
Orient Overseas
International Ltd.	476,500	2,305
Kerry Properties Ltd.	1,038,727	2,273
Sino Land Co.	2,335,600	2,196
Giordano International Ltd.	3,153,108	2,191
ASM Pacific Technology Ltd.	381,000	1,551
Texwinca Holdings Ltd.	1,278,000	1,067
SCMP Group Ltd.	2,064,546	973
SmarTone
Telecommunications Ltd.	630,000	692

		328,391

Japan (72.5%)
Toyota Motor Corp.	6,262,600	227,101
Canon, Inc.	1,829,300	95,089
Takeda Chemical Industries Ltd.	1,928,400	93,787
Mitsubishi Tokyo
Financial Group Inc.	9,896	85,483
Mizuho Financial Group, Inc.	16,832	78,973
Honda Motor Co., Ltd.	1,629,500	78,372
Sony Corp.	2,008,938	74,123
Matsushita Electric
Industrial Co., Ltd.	4,787,945	69,992
NTT DoCoMo, Inc.	43,526	67,356
Sumitomo Mitsui
Financial Group, Inc.	9,421	60,771
Tokyo Electric Power Co.	2,493,600	59,817
Nissan Motor Co., Ltd.	5,391,700	53,026
Nomura Holdings Inc.	4,050,000	51,493
Nippon Telegraph and
Telephone Corp.	11,264	47,159
* UFJ Holdings Inc.	8,358	43,900
Astellas Pharma Inc.	1,168,498	42,284
Millea Holdings, Inc.	3,096	42,168
Hitachi Ltd.	6,939,000	40,694
East Japan Railway Co.	7,373	38,341
Chubu Electric Power Co.	1,438,100	34,440
Nippon Steel Corp.	13,285,000	$33,637
Fuji Photo Film Co., Ltd.	1,004,400	33,112
Mitsubishi Corp.	2,379,000	32,578
Sharp Corp.	2,047,000	31,862
JFE Holdings, Inc.	1,146,100	31,781
Kansai Electric Power Co., Inc.	1,565,700	31,462
Shin-Etsu Chemical Co., Ltd.	786,000	28,960
Denso Corp.	1,150,300	27,206
Bridgestone Corp.	1,404,500	26,919
Mitsui & Co., Ltd.	2,749,000	26,073
Kao Corp.	1,121,000	25,918
Kyocera Corp.	352,700	25,698
Toshiba Corp.	6,284,000	25,687
Mitsui Sumitomo Insurance Co.	2,790,530	25,329
Japan Tobacco, Inc.	1,952	25,123
Ito-Yokado Co., Ltd.	726,600	25,012
Nintendo Co.	215,100	24,388
Hoya Corp.	231,600	24,166
Murata Manufacturing Co., Ltd.	482,900	23,922
Orix Corp.	174,000	23,607
Ricoh Co.	1,454,000	23,121
Mitsubishi Estate Co., Ltd.	2,115,000	22,733
Seven Eleven Japan Co. Ltd.	803,700	22,632
Dai-Nippon Printing Co., Ltd.	1,384,000	22,169
Tokyo Gas Co., Ltd.	5,490,000	22,029
Rohm Co., Ltd.	232,000	21,804
Fujitsu Ltd.	3,820,000	20,959
Softbank Corp.	495,400	19,880
Mitsubishi Electric Corp.	3,725,000	19,689
Nippon Oil Corp.	2,791,600	19,687
Aeon Co., Ltd.	1,260,100	19,516
NEC Corp.	3,552,000	19,514
Nitto Denko Corp.	357,500	19,484
T & D Holdings, Inc.	392,500	19,361
Tokyo Electron Ltd.	371,630	19,080
Kyushu Electric Power Co., Inc.	874,000	18,730
* Resona Holdings Inc.	9,867,000	18,607
Fanuc Co., Ltd.	311,600	18,327
Asahi Glass Co., Ltd.	1,655,000	18,323
Eisai Co., Ltd.	546,600	18,201
Secom Co., Ltd.	455,000	18,121
TDK Corp.	259,900	18,092
Central Japan Railway Co.	2,186	17,962
Tohoku Electric Power Co.	926,900	17,876
Mitsui Fudosan Co., Ltd.	1,518,000	16,930
Sumitomo Trust &
Banking Co., Ltd.	2,708,000	16,879
Sankyo Co., Ltd.	810,100	16,869
Sumitomo Corp.	1,960,000	16,599
Mitsubishi Heavy
Industries Ltd.	6,218,000	16,506
Daiwa Securities Group Inc.	2,599,000	16,443

Pacific Stock Index Fund	Shares	Market Value^ (000)

Nikko Securities Co., Ltd.	3,380,000	$15,756
Sompo Japan Insurance Inc.	1,606,000	15,559
Sumitomo Electric
Industries Ltd.	1,480,000	15,385
Keyence Corp.	69,380	15,297
Ajinomoto Co., Inc.	1,269,000	15,222
Takefuji Corp.	239,910	15,188
Bank of Yokohama Ltd.	2,618,000	14,961
Sumitomo Chemical Co.	2,872,000	14,640
Komatsu Ltd.	2,060,000	14,496
Kirin Brewery Co., Ltd.	1,495,000	14,474
Itochu Corp.	2,921,000	14,383
Sumitomo Metal Industries Ltd.	7,804,000	13,818
Osaka Gas Co., Ltd.	4,367,000	13,731
West Japan Railway Co.	3,690	13,711
Toppan Printing Co., Ltd.	1,212,000	13,204
Asahi Kasei Corp.	2,659,000	12,791
Mitsui Osk Lines Ltd.	1,962,000	12,350
SMC Corp.	117,100	12,293
Promise Co., Ltd.	190,350	12,277
Daiichi Pharmaceutical Co., Ltd.	528,300	12,218
Daiwa House Industry Co., Ltd.	1,074,000	12,036
Nippon Yusen
Kabushiki Kaisha Co.	2,004,000	11,886
Toyoda Automatic
Loom Works Ltd.	424,500	11,772
Nidec Corp.	99,700	11,697
Shizuoka Bank Ltd.	1,250,000	11,595
Mitsui Trust Holding Inc.	1,163,400	11,533
Toray Industries, Inc.	2,586,000	11,519
Yamato Transport Co., Ltd.	864,000	11,385
Sekisui House Ltd.	1,076,000	11,353
Kubota Corp.	2,184,000	11,255
Mitsubishi Chemical Corp.	3,546,000	11,241
Shinsei Bank, Ltd.	2,060,764	11,166
Terumo Corp.	365,400	10,830
Daikin Industries Ltd.	428,800	10,700
Advantest Corp.	151,600	10,624
Asahi Breweries Ltd.	834,300	10,574
Kinki Nippon Railway Co.	3,318,150	10,293
Credit Saison Co., Ltd.	299,400	10,199
Nippon Mining Holdings Inc.	1,659,000	10,031
Omron Corp.	459,300	10,030
Acom Co., Ltd.	155,690	10,002
Olympus Corp.	488,000	9,855
JS Group Corp.	541,908	9,757
Chiba Bank Ltd.	1,559,000	9,583
Tokyu Corp.	1,957,000	9,466
Yahoo Japan Corp.	4,209	9,424
Sanyo Electric Co., Ltd.	3,249,000	9,408
Sumitomo Realty &
Development Co.	826,000	9,392
Kobe Steel Ltd.	5,173,095	$9,359
Shiseido Co., Ltd.	735,000	9,353
Chugai Pharmaceutical Co., Ltd.	597,900	9,331
OJI Paper Co., Ltd.	1,735,000	9,253
Electric Power
Development Co., Ltd.	302,400	9,152
Marubeni Corp.	2,761,000	8,994
Shionogi & Co., Ltd.	647,000	8,986
* Yahoo! Japan Corp.	3,971	8,895
Konica Minolta Holdings, Inc.	923,000	8,859
Marui Co., Ltd.	681,300	8,709
Sega Sammy Holdings Inc.	148,416	8,691
Rakuten, Inc.	10,218	8,568
Dentsu Inc.	3,324	8,482
NTT Data Corp.	2,741	8,405
Nippon Express Co., Ltd.	1,724,000	8,345
Odakyu Electric Railway Co.	1,439,000	8,295
Nippon Paper Group, Inc.	1,913	8,212
Taisho Pharmaceutical Co.	369,000	7,894
Sumitomo Metal Mining Co.	1,115,000	7,846
JSR Corp.	387,600	7,827
Yamada Denki Co., Ltd.	162,100	7,742
Teijin Ltd.	1,712,000	7,735
Hokkaido Electric
Power Co., Ltd.	381,907	7,659
Aisin Seiki Co., Ltd.	350,638	7,584
Joyo Bank Ltd.	1,496,000	7,497
Daito Trust
Construction Co., Ltd.	186,600	7,447
Trend Micro Inc.	204,500	7,385
Kajima Corp.	1,945,000	7,380
Seiko Epson Corp.	212,500	7,355
Ohbayashi Corp.	1,249,000	7,285
Kuraray Co., Ltd.	789,000	7,282
Mitsui Chemicals, Inc.	1,282,000	7,255
Bank of Fukuoka, Ltd.	1,173,000	7,105
Aiful Corp.	93,600	6,960
ToneGeneral Sekiyu K.K.	645,000	6,889
Oriental Land Co., Ltd.	108,600	6,817
Fast Retailing Co., Ltd.	115,300	6,808
Taisei Corp.	1,941,000	6,784
Kawasaki Kisen Kaisha Ltd.	1,031,000	6,710
Keio Electric Railway Co., Ltd.	1,185,000	6,678
Hirose Electric Co., Ltd.	64,900	6,631
Kaneka Corp.	582,000	6,334
Yamaha Motor Co., Ltd.	362,200	6,322
Sekisui Chemical Co.	875,000	6,319
Nikon Corp.	603,000	6,315
Tobu Railway Co., Ltd.	1,669,000	6,248
Yokogawa Electric Corp.	470,000	6,107
NGK Insulators Ltd.	580,000	5,945
Hokuhoku Financial Group, Inc.	2,088,000	5,932

	Shares	Market Value^ (000)

Office Building Fund of
Japan Inc.	633	$5,671
Pioneer Corp.	333,100	5,666
Casio Computer Co.	409,100	5,580
Toyo Seikan Kaisha Ltd.	305,000	5,580
Kyowa Hakko Kogyo Co.	752,000	5,561
Alps Electric Co., Ltd.	354,000	5,528
Toto Ltd.	643,000	5,475
NOK Corp.	205,900	5,367
CSK Corp.	141,000	5,366
Matsushita Electric Works, Ltd.	637,000	5,352
* Furukawa Electric Co.	1,212,000	5,343
Showa Denko K.K.	2,099,000	5,312
Stanley Electric Co.	325,600	5,280
Yamaha Corp.	356,700	5,254
Shimizu Corp.	1,106,000	5,248
Citizen Watch Co., Ltd.	576,500	5,247
Sankyo Co., Ltd.	105,500	5,200
Keihin Electric
Express Railway Co., Ltd.	851,000	5,172
Kawasaki Heavy Industries Ltd.	2,666,000	5,146
Mitsui Mining &
Smelting Co., Ltd.	1,183,000	5,076
Takashimaya Co.	571,000	5,065
Yakult Honsha Co., Ltd.	247,000	4,889
Taiheiyo Cement Corp.	1,749,000	4,884
Lawson Inc.	124,600	4,829
Shimano, Inc.	144,200	4,788
NTN Corp.	902,000	4,776
77 Bank Ltd.	705,000	4,771
Nissin Food Products Co., Ltd.	179,600	4,761
NSK Ltd.	952,000	4,700
Ushio Inc.	243,000	4,686
Nomura Research Institute, Ltd.	49,000	4,663
INPEX Corp.	835	4,594
Tosoh Corp.	977,000	4,585
Mitsubishi Materials Corp.	1,973,000	4,565
Toho Co., Ltd.	287,700	4,546
Makita Corp.	240,000	4,530
Sumitomo Heavy Industries Ltd.	1,116,000	4,507
Benesse Corp.	138,200	4,477
Gunma Bank Ltd.	782,000	4,433
Amada Co., Ltd.	705,000	4,354
Nippon Meat Packers, Inc.	345,000	4,339
JGC Corp.	423,000	4,317
Isetan Co.	360,700	4,295
FamilyMart Co., Ltd.	137,900	4,274
Konami Corp.	197,400	4,218
Oki Electric Industry Co. Ltd.	1,126,000	4,194
Japan Airlines System Co.	1,470,000	4,173
Kamigumi Co., Ltd.	533,000	4,163
Nisshin Steel Co.	1,613,000	$4,146
Japan Retail Fund
Investment Corp.	508	4,125
Aeon Credit Service Co. Ltd.	62,430	4,122
Uny Co., Ltd.	347,000	4,015
The Suruga Bank, Ltd.	460,000	4,007
USS Co., Ltd.	50,500	4,007
Mitsubishi Rayon Co., Ltd.	1,063,000	4,003
Uni-Charm Corp.	89,400	3,993
Japan Real Estate
Investment Corp.	483	3,982
Leopalace21 Corp.	260,900	3,981
THK Co., Inc.	208,700	3,906
NGK Spark Plug Co.	373,000	3,899
* Ishikawajima-Harima
Heavy Industries Co.	2,383,000	3,895
Dowa Mining Co. Ltd.	595,000	3,890
Onward Kashiyama Co., Ltd.	300,000	3,850
Daimaru, Inc.	438,000	3,848
Hitachi Chemical Co., Ltd.	223,800	3,814
Dai-Nippon Ink &
Chemicals, Inc.	1,368,000	3,713
Mitsukoshi, Ltd.	785,000	3,689
Nisshin Seifun Group Inc.	355,000	3,689
Mabuchi Motor Co.	61,500	3,688
Ube Industries Ltd.	1,832,000	3,667
All Nippon Airways Co., Ltd.	1,131,000	3,659
Bandai Co., Ltd.	159,400	3,632
NEC Electronics Corp.	80,400	3,628
Mitsubishi Gas Chemical Co.	735,000	3,585
* Aiful Corp.	44,900	3,351
Kurita Water Industries Ltd.	214,400	3,325
Shimamura Co., Ltd.	39,900	3,293
JAFCO CO., Ltd.	57,200	3,282
Showa Shell Sekiyu K.K.	324,500	3,261
Nippon Sanso Corp.	568,000	3,215
Denki Kagaku Kogyo K.K.	913,000	3,139
Fuji Electric Holdings Co., Ltd.	1,049,000	3,136
Nippon Sheet Glass Co., Ltd.	765,000	3,126
Mitsui Engineering &
Shipbuilding Co., Ltd.	1,443,000	3,116
Teikoku Oil Co., Ltd.	431,000	3,099
Kikkoman Corp.	322,000	3,095
Fujikura Ltd.	709,000	3,065
Aoyama Trading Co., Ltd.	116,100	3,036
Oracle Corp. Japan	69,000	3,006
Koyo Seiko Co., Ltd.	222,000	3,006
Meiji Seika Kaisha Ltd.	627,000	3,006
Hino Motors, Ltd.	500,000	2,999
Nissan Chemical Industries, Ltd.	344,000	2,976
Daicel Chemical Industries Ltd.	552,000	2,962

Pacific Stock Index Fund	Shares	Market Value^ (000)

Sanken Electric Co., Ltd.	216,000	$2,920
Ito En, Ltd.	59,200	2,900
Tokyu Land Corp.	696,000	2,872
TIS Inc.	79,200	2,864
Dai-Nippon Screen
Manufacturing Co., Ltd.	424,000	2,863
Toyobo Ltd.	1,213,000	2,850
Toyo Suisan Kaisha, Ltd.	181,000	2,844
Seino Transportation Co., Ltd.	299,000	2,831
Ryohin Keikaku Co., Ltd.	55,200	2,778
Susuken Co., Ltd.	101,320	2,752
Net One Systems Co., Ltd.	1,085	2,745
Minebea Co., Ltd.	689,000	2,734
Central Glass Co., Ltd.	394,000	2,706
Hitachi Construction
Machinery Co.	210,600	2,706
Shimachu Co.	105,500	2,698
Sapparo Holdings Ltd.	577,000	2,693
ZEON Corp.	339,527	2,687
Meiji Dairies Corp.	482,000	2,674
Kansai Paint Co., Ltd.	440,000	2,635
Nisshinbo Industries, Inc.	338,000	2,631
World Co., Ltd.	78,800	2,610
Uniden Corp.	130,000	2,607
MEDICEO Holdings Co., Ltd.	205,782	2,580
Meitec Corp.	77,000	2,547
Skylark Co., Ltd.	152,900	2,537
Obic Co., Ltd.	13,900	2,532
Wacoal Corp.	201,000	2,522
Nitori Co., Ltd.	36,709	2,473
Okumura Corp.	399,000	2,471
Nippon Shokubai Co., Ltd.	273,000	2,449
Mitsubishi Logistics Corp.	235,000	2,429
Taiyo Yuden Co., Ltd.	234,000	2,414
Kinden Corp.	287,000	2,389
Yamazaki Baking Co., Ltd.	261,000	2,314
Matsumotokiyoshi Co., Ltd.	81,900	2,313
Fuji Television Network, Inc.	1,094	2,306
Toyoda Gosei Co., Ltd.	126,400	2,303
Alfresa Holdings Corp.	50,800	2,296
Nippon Light Metal Co.	885,000	2,255
Sumitomo Bakelite Co. Ltd.	362,000	2,252
Circle K Sunkus Co., Ltd.	93,700	2,252
Takara Holdings Inc.	351,000	2,243
House Foods Industry Corp.	155,900	2,231
Hitachi Capital Corp.	117,500	2,225
Ebara Corp.	549,000	2,202
Itochu Techno-Science Corp.	67,000	2,143
Q.P. Corp.	235,900	2,122
Asatsu-DK Inc.	67,400	2,097
Namco Ltd.	155,300	2,080
Toda Corp.	418,000	$2,055
* Sojitz Holdings Corp.	422,000	2,045
Coca-Cola West Japan Co. Ltd.	88,900	2,042
Comsys Holdings Corp.	238,000	2,041
Nichirei Corp.	545,000	2,010
Sanwa Shutter Corp.	371,000	2,006
Rinnai Corp.	77,900	1,996
Sumitomo Osaka
Cement Co., Ltd.	790,000	1,995
Kokuyo Co., Ltd.	152,700	1,970
Fuji Soft ABC Inc.	65,600	1,926
Nishimatsu Construction Co.	510,000	1,906
Autobacs Seven Co., Ltd.	57,900	1,882
Hankyu Department Stores, Inc.	266,000	1,879
Gunze Ltd.	417,000	1,868
Komori Corp.	113,000	1,739
Tokyo Style Co.	157,000	1,723
Aderans Co. Ltd.	71,900	1,722
Nippon Kayaku Co., Ltd.	298,000	1,676
The Goodwill Group, Inc.	823	1,640
Hitachi Cable Ltd.	367,000	1,567
Amano Corp.	143,000	1,567
Mitsumi Electric Co., Ltd.	143,000	1,564
Tokyo Broadcasting System, Inc.	78,900	1,499
Ishihara Sangyo Kaisha Ltd.	627,000	1,403
Nichii Gakkan Co.	48,140	1,377
* Katokichi Co., Ltd.	174,000	1,300
Kaken Pharmaceutical Co.	177,000	1,270
Anritsu Corp.	191,000	1,142
Takuma Co., Ltd.	141,000	1,141
Sanden Corp.	240,000	1,134
Hitachi Software
Engineering Co., Ltd.	61,700	1,090
Ariake Japan Co., Ltd.	43,644	1,083
Capcom Co., Ltd.	90,400	945
* Snow Brand Milk Products Co.	295,000	920
Saizeriya Co., Ltd.	63,050	846
Katokichi Co., Ltd.	94,600	707
* Kanebo Ltd.	95,200	647

		4,045,885

New Zealand (0.8%)
Telecom Corp. of
New Zealand Ltd.	4,225,831	18,819
Fletcher Building Ltd.	1,008,477	4,594
Contact Energy Ltd.	628,290	3,282
Auckland International
Airport Ltd.	2,111,544	3,077
Sky City
Entertainment Group Ltd.	903,880	2,925
Fisher & Paykel
Healthcare Corp. Ltd.	980,203	2,172

	Shares	Market Value^ (000)

Carter Holt Harvey Ltd.	1,434,868	$1,962
Fisher & Paykel
Appliances Holdings Ltd.	533,576	1,089
Sky Network Television, Ltd.	213,950	1,033
Independent Newspapers Ltd.	231,868	1,019
Waste Management NZ Ltd.	215,120	932
NGC Holdings, Ltd.	344,355	843
The Warehouse Group Ltd.	305,385	838
* Tower Ltd.	529,429	695
* Tenon Ltd.	74,382	200

		43,480

Singapore (2.9%)
Singapore
Telecommunications Ltd.	14,452,680	22,626
United Overseas Bank Ltd.	2,509,567	21,961
DBS Group Holdings Ltd.	2,434,161	21,307
Oversea-Chinese
Banking Corp., Ltd.	2,296,510	18,861
Singapore Press Holdings Ltd.	3,419,833	9,139
Singapore Airlines Ltd.	1,190,362	8,169
Keppel Corp., Ltd.	1,183,750	7,773
City Developments Ltd.	1,044,412	4,414
Singapore Technologies
Engineering Ltd.	2,815,407	4,270
Venture Corp. Ltd.	486,000	4,142
ComfortDelgro Corp Ltd.	3,790,000	4,032
Fraser & Neave Ltd.	378,900	3,601
Capitaland Ltd.	2,183,300	3,409
SembCorp Industries Ltd.	1,994,419	2,405
Neptune Orient Lines Ltd.	1,112,000	2,310
Ascendas REIT	1,907,000	2,309
Capitamall Trust	1,434,148	1,915
Jardine Cycle N Carriage Ltd.	247,128	1,849
Singapore Exchange Ltd.	1,577,000	1,793
Singapore Post Ltd.	2,855,000	1,506
* Suntec REIT	1,782,142	1,330
* STATS ChipPAC Ltd.	2,152,000	1,322
SembCorp Marine Ltd.	1,094,000	1,305
Parkway Holdings Ltd.	1,243,640	1,265
* Chartered Semiconductor
Manufacturing Ltd.	2,135,000	1,249
Keppel Land Ltd.	780,000	1,201
United Overseas Land Ltd.	865,500	1,177
Creative Technology Ltd.	118,850	1,019
Singapore Land Ltd.	273,000	989
Haw Par Brothers
International Ltd.	232,193	738
SMRT Corp. Ltd.	1,306,000	730
Allgreen Properties Ltd.	1,001,000	724
Overseas Union Enterprise Ltd.	119,000	620
SembCorp Logistics Ltd.	541,284	543
Wing Tai Holdings Ltd.	922,000	$524
* Datacraft Asia Ltd.	495,000	466

		162,993

TOTAL COMMON STOCKS
(Cost $5,202,281)		5,578,282

TEMPORARY CASH INVESTMENTS (5.7%)(1)

Money Market Fund (5.7%)
Vanguard Market Liquidity Fund,
2.829%**—Note F	319,600,784	319,601
	Face Amount
	(000)

U.S. Agency Obligation (0.0%)
Federal Home Loan Mortgage Corp.†
(2) 3.002%, 7/19/2005	$1,000	994

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $320,595)		320,595

TOTAL INVESTMENTS (105.6%)
(Cost $5,522,876)		5,898,877

OTHER ASSETS AND LIABILITIES (-5.6%)

Other Assets—Note B		56,267
Security Lending Collateral Payable
to Brokers—Note F		(319,601)
Other Liabilities		(51,771)

		(315,105)

NET ASSETS (100%)		$5,583,772

^	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
**	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
†	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.
(1)	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.1% and 5.5%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2)	Securities with a value of $994,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

Pacific Stock Index Fund	Amount (000)

AT APRIL 30, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$5,362,400
Undistributed Net Investment Income	13,823
Accumulated Net Realized Losses	(168,226)
Unrealized Appreciation (Depreciation)
Investment Securities	376,001
Futures Contracts	(615)
Foreign Currencies and
Forward Currency Contracts	389

NET ASSETS	$5,583,772

Investor Shares—Net Assets
Applicable to 466,393,463 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$4,215,244

NET ASSET VALUE PER SHARE—
INVESTOR SHARES	$9.04

Admiral Shares—Net Assets
Applicable to 6,536,395 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$386,690

NET ASSET VALUE PER SHARE—
ADMIRAL SHARES	$59.16

Institutional Shares—Net Assets
Applicable to 103,011,567 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$932,090

NET ASSET VALUE PER SHARE—
INSTITUTIONAL SHARES	$9.05

VIPER Shares—Net Assets
Applicable to 1,038,952 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$49,748

NET ASSET VALUE PER SHARE—
VIPER SHARES	$47.88

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Emerging Markets Stock Index Fund	Shares	Market Value^ (000)

COMMON STOCKS (99.8%)

Argentina (0.7%)
Tenaris SA	1,234,160	$7,046
* Petrobras Energia
Participaciones SA	3,478,060	3,972
* Telecom Argentina
STET-France Telecom SA	1,641,285	3,765
Siderar SA Class A	346,967	2,594
Tenaris SA (Mexico)	450,275	2,534
Tenaris SA ADR	23,069	1,318
* Transportadora de Gas Sur SA	1,001,455	1,044
* BBVA Banco Frances SA	467,470	968
* Irsa Inversiones y
Representaciones SA	632,272	720
* Molinos Rio de la Plata SA	406,396	648
Solvay Indupa S.A.I.C.	471,738	624
* Petrobras Energia
Participaciones SA ADR	40,649	467
Cresud SA	209,663	217
* Telecom Argentina SA ADR	7,456	85
BBVA Banco Frances SA ADR	4,532	28
* IRSA Inversiones y
Representaciones SA GDR	1,880	21

		26,051

Brazil (10.7%)
Petroleo Brasileiro SA Pfd.	1,563,688	57,162
Petroleo Brasileiro SA	1,135,468	47,321
Companhia Vale do
Rio Doce Pfd. Class A	1,654,006	38,530
Companhia Vale do Rio Doce	1,342,211	36,179
Banco Itau Holding
Financeira SA	208,830	35,664
Banco Bradesco SA	925,269	28,315
Companhia de Bebidas das
Americas Pfd.	79,572,027	21,664
Tele Norte Leste
Participacoes SA Pfd.	1,040,588	15,273
Unibanco-Uniao
de Bancos Brasileiros SA	1,890,698	12,484
Companhia Siderurgica
Nacional SA	569,884	12,379
Companhia Energetica
de Minas Gerais Pfd.	362,990,323	10,126
Empresa Brasileira
de Aeronautica SA Pfd.	1,416,791	10,091
Usiminas-Usinas
Siderugicas de Minas
Gerais SA Pfd. Class A	451,936	9,032
Gerdau SA Pfd.	808,348	7,904
Braskem SA Pfd. A Shares	155,195,301	6,094
Brasil Telecom
Participacoes SA Pfd.	896,839,850	$5,770
Centrais Electricas
Brasileiras SA	454,127,468	5,692
Aracruz Celulose SA Pfd.
B Shares	1,824,823	5,601
Caemi Mineracao e
Metalurgia SA Pfd.	6,268,443	4,810
* Telesp Celular
Participacoes SA Pfd.	2,253,128,655	4,779
Tele Norte Leste
Participacoes SA	235,859	4,584
Votorantim Celulose e
Papel SA Pfd.	327,054	3,571
Souza Cruz SA	307,893	3,556
Centrais Electricas
Brasileiras SA Pfd.
B Shares	273,370,176	3,555
Klabin SA	2,298,356	3,464
* Embratel Participacoes
SA Pfd.	1,917,858,918	3,147
Companhia de Saneamento
Basico do Estado de
Sao Paulo	56,407,100	2,919
Companhia Siderurgica de
Tubarao	56,888,200	2,809
Sadia SA Pfd.	1,690,238	2,687
Tele Celular Sul
Participacose SA Pfd.	1,686,847,895	2,516
Tele Centro Oeste Celular
Participacoes SA Pfd.	716,078,870	2,505
Companhia Brasileira de
Distribuicao Grupo Pao
de Acucar Pfd.	119,104,119	2,376
Companhia Paranaense de
Energia-COPEL	405,650,632	2,117
Brasil Telecom
Participacoes SA	240,898,938	2,071
Telemig Celular
Participacoes SA Pfd.	878,857,347	1,404
Companhia de Tecidos
Norte de Minas Pfd.	15,070,668	1,269
Petrol Brasil Series A ADR	30,652	1,126
Duratex SA Pfd.	23,932,256	1,111
Petrol Brasil ADR	22,308	935
Companhia Vale do Rio Doce ADR	32,443	753
Cia Vale do Rio Doce ADR	27,124	731
Banco Itau Holding
Financeira SA ADR	8,091	692
* Celular CRT Participacoes SA	3,596,800	674

Emerging Markets Stock Index Fund	Shares	Market Value^ (000)

Banco Bradesco SA ADR	18,142	$561
Companhia de Bebidas das
Americas ADR	15,803	428
Tele Norte Leste
Participacoes ADR	20,580	305
Companhia Siderurgica
Nacional SA ADR	11,434	250
Uniao de Bancos
Brasileiros SA GDR	6,970	231
Embraer-Empresa Brasileira de
Aeronautica SA ADR	7,286	210
Gerdau SA ADR	21,120	206
Companhia Energetica de
Minas Gerais ADR	7,439	206
Brasil Telecom Participacoes ADR	3,699	121
Braskem SA ADR	3,070	120
Aracruz Celulose SA ADR	3,733	115
* Telesp Celular
Participacoes SA ADR	17,724	94
Votorantim Celulose e
Papel SA ADR	6,878	76
Companhia de Saneamento
Basico do Estado de
Sao Paulo ADR	4,753	62
Sadia SA ADR	3,597	58
Companhia Brasileira de
Distribuicao Grupo Pao
de Acucar ADR	2,662	53
Tim Participacoes SA ADR	3,478	52
Tele Centro Oeste Celular
Participacoes SA ADR	4,855	51
Companhia Paranaense de
Energia-COPEL ADR	9,139	48
* Telemig Celular Participacoes ADR	996	33
* Embratel Participacoes SA ADR	3,883	33
* Tele Norte Leste
Participation Rights
Exp. 5/17/2005	10,587	7
* Tele Norte Leste
Participation Rights
Exp. 5/17/2005	2,398	3

		428,765

Chile (2.2%)
Empresas Copec SA	1,828,249	13,944
Empresa Nacional de
Electricidad SA	13,042,000	9,657
Empresas CMPC SA	402,663	9,110
Enersis SA	51,094,833	8,902
Banco Santander Chile SA	188,120,493	5,646
Compania de
Telecomunicaciones
de Chile SA	2,095,100	5,512
S.A.C.I. Falabella, SA	2,395,964	$5,035
Compania Acero del
Pacifico SA (CAP)	330,600	4,590
Sociedad Quimica y
Minera de Chile SA	476,600	4,003
Empresa Nacional de
Telecomunicaciones SA	379,800	3,489
Distribucion y
Servicio D&S SA	10,379,900	3,238
Compania Cervecerias
Unidas SA	516,474	2,438
Vina Concha y Toro SA	1,433,531	2,076
Cencosud SA	1,222,285	1,915
Empresas Almancenes
Paris SA	1,168,394	1,602
Colburn SA	17,486,600	1,573
Embotelladora Andina
SA Pfd. Class B	681,610	1,518
Embotelladora Andina SA	616,723	1,258
Masisa SA	1,906,792	1,209
Parque Arauco SA	1,090,600	636
Enersis SA ADR	38,148	331
Empresa Nacional de
Electricidad SA ADR	8,901	198
* Banco Santander Chile SA ADR	3,580	112
Compania de
Telecomunicaciones
de Chile SA ADR	10,176	108
Sociedad Quimica y
Minera de Chile ADR	1,030	87
Distribucion y Servicio SA ADR	3,648	69

		88,256

China (8.9%)
China Mobile (Hong Kong) Ltd.	19,953,180	69,972
PetroChina Co. Ltd.	64,201,412	38,342
CNOOC Ltd.	49,965,152	26,879
China Petroleum &
Chemical Corp.	54,475,700	21,426
China Telecom Corp. Ltd.	53,516,000	18,216
* China Life Insurance Co., Ltd.	27,189,000	18,118
CITIC Pacific Ltd.	4,437,000	13,348
Cosco Pacific Ltd.	4,408,000	9,560
Huaneng Power
International, Inc. H Share	12,426,000	9,483
China Merchants Holdings
International Co. Ltd.	4,342,000	8,479
* Ping An Insurance (Group) Co.
of China Ltd.	5,197,000	7,955
Denway Motors Ltd.	19,807,000	6,937
Yanzhou Coal Mining Co.
Ltd. H Shares	4,950,000	6,750
Aluminum Corp. of China Ltd.	10,027,000	5,456

	Shares	Market Value^ (000)

China Resources
Enterprise Ltd.	3,839,659	$5,394
China Shipping
Development Co.	5,268,000	4,634
Beijing Datang Power
Generation Co. Ltd.	5,824,000	4,495
Lenovo Group Ltd.	13,706,000	4,293
* Semiconductor Manufacturing
International Corp.	22,174,000	4,287
Zhejiang Expressway Co., Ltd.	5,842,000	4,066
China Shipping
Container Lines Co. Ltd.	8,358,000	3,908
* Air China Ltd.	9,880,353	3,485
Sinopec Shanghai
Petrochemical Co. Ltd.	9,410,000	3,484
Shanghai Industrial Holding Ltd.	1,545,000	3,158
China Overseas
Land & Investment Ltd.	12,830,000	2,655
* PICC Property and
Casualty Co. Ltd.	9,754,000	2,484
* Maanshan Iron and
Steel Co. Ltd.	7,008,000	2,413
Jiangsu Expressway Co.Ltd.
H Share	4,952,000	2,268
China Travel International	7,712,000	2,253
The Guangshen
Railway Co., Ltd.	5,824,000	2,000
Sinopec Beijing Yanhua
Petrochemical Co. Ltd.	4,088,000	1,976
Angang New Steel Co. Ltd.	3,614,000	1,955
ZTE Corporation	650,200	1,864
Weiqiao Textile Co. Ltd.	1,401,500	1,849
Huadian Power
International Corp. Ltd.	5,860,000	1,807
BYD Co. Ltd.	613,500	1,741
Sinotrans Ltd.	5,834,000	1,725
* China Southern Airlines Co. Ltd.	4,806,000	1,615
Anhui Conch Cement Co. Ltd.	1,766,000	1,613
Brilliance China
Automotive Holdings Ltd.	9,011,000	1,551
Beijing Capital International
Airport Co., Ltd.	4,148,000	1,449
Zhejiang Southeast
Electric Power Co., Ltd.	2,704,801	1,449
Fujian Zijin Mining
Industry Co., Ltd.	6,600,000	1,410
Tsingtao Brewery Co., Ltd.	1,266,000	1,395
Jiangxi Copper Co. Ltd.	2,839,000	1,363
Guangdong Electric Power
Development Co., Ltd.	2,608,100	1,350
Beijing Enterprises
Holdings Ltd.	1,034,000	1,341
* China Eastern
Airlines Corp. Ltd.	6,216,000	$1,173
Shenzhen Expressway Co. Ltd.	2,978,000	1,086
Guangzhou Investment Co. Ltd.	12,552,000	1,066
Qingling Motors Co. Ltd.
H Share	4,425,000	1,059
COFCO International Ltd.	2,452,000	1,039
Travelsky Technology Ltd.	1,238,000	1,018
TCL International Holdings Ltd.	4,877,000	1,014
China Everbright Ltd.	2,796,000	1,008
Sinopec Yizheng
Chemical Fibre Co., Ltd.	5,562,000	970
Shenzhen Investment Ltd.	4,397,000	621
China Pharmaceutical
Group Ltd.	2,716,000	571
China Resources Land	2,948,000	523
AviChina Industry &
Technology Co., Ltd.	6,270,000	458
* Digital China Holdings Ltd.	1,323,100	420

		355,677

Czech Republic (1.0%)
Ceske Energeticke Zavody a.s.	839,461	14,425
Cesky Telecom a.s.	652,598	12,291
Komercni Banka a.s.	61,759	7,849
* Zentiva NV	54,339	2,020
Philip Morris CR a.s.	2,791	1,930
* Unipetrol a.s.	296,615	1,915

		40,430

Hungary (1.9%)
OTP Bank Rt.	1,022,308	31,523
MOL Magyar Olaj-es Gazipari Rt.	308,411	25,453
Magyar Tavkozlesi Rt.	1,905,826	8,417
Richter Gedeon Rt.	56,470	6,886
BorsodChem Rt.	246,879	2,870

		75,149

India (6.0%)
Reliance Industries Ltd.	2,528,989	30,626
Infosys Technologies Ltd.	695,311	30,129
ICICI Bank Ltd.	1,702,490	14,110
Oil and Natural Gas Corp. Ltd.	689,830	12,842
Housing Development
Finance Corp. Ltd.	694,692	11,697
Hindustan Lever Ltd.	3,094,437	9,784
ITC Ltd.	278,971	9,202
HDFC Bank Ltd.	732,012	8,996
Satyam Computer Services Ltd.	898,655	8,269
Tata Motors Ltd.	711,262	6,711
Tata Consultancy Services Ltd.	231,018	6,010
Ranbaxy Laboratories Ltd.	283,746	5,939
Wipro Ltd.	362,268	5,254
Gail India Ltd.	1,023,959	4,788
Larsen & Toubro Ltd.	199,562	4,431

Emerging Markets Stock Index Fund	Shares	Market Value^ (000)

Bharat Heavy Electricals Ltd.	235,260	$4,277
Tata Iron and Steel Co. Ltd.	536,936	4,202
Hindalco Industries Ltd.	148,834	4,041
Hero Honda Motors Ltd.	320,801	3,707
Grasim Industries Ltd.	136,267	3,633
Bajaj Auto Ltd.	117,856	2,938
Dr. Reddy's Laboratories Ltd.	198,050	2,897
State Bank of India	212,024	2,844
Maruti Udyog Ltd.	281,617	2,626
Gujarat Ambuja Cements Ltd.	265,257	2,562
Zee Telefilms Ltd.	819,512	2,466
Hindustan Petroleum
Corporation Ltd.	331,044	2,297
ICICI Bank Ltd. ADR	118,003	2,133
Sun Pharmaceutical
Industries Ltd.	185,298	2,120
Mahindra & Mahindra Ltd.	207,713	2,115
I-Flex Solutions Ltd.	149,309	2,075
Mahanagar Telephone Nigam Ltd.	749,050	2,001
Bharat Petroleum Corp. Ltd.	239,696	1,901
Cipla Ltd.	288,675	1,753
Tata Power Co. Ltd.	200,811	1,595
Nestle India Ltd.	92,407	1,415
GlaxoSmithKline
Pharmaceuticals (India) Ltd.	82,991	1,354
Indian Petrochemicals Corp., Ltd.	303,494	1,129
* ABB (India) Ltd.	40,470	1,122
Videsh Sanchar Nigam Ltd.	224,900	1,076
Tata Tea Ltd.	86,233	1,012
Asian Paints (India) Ltd.	117,675	1,004
Indian Hotels Co. Ltd.	64,332	967
Ashok Leyland Ltd.	1,706,030	903
Bank of Baroda	228,450	902
Associated Cement Cos. Ltd.	99,960	827
Ultratech Cemco Ltd.	101,293	780
Moser Baer India Ltd.	138,040	683
Infosys Technologies Ltd. ADR	10,743	636
Colgate-Palmolive (India) Ltd.	135,500	623
Castrol (India) Ltd.	123,980	542
Britannia Industries Ltd.	22,200	434
Punjab Tractors Ltd.	79,320	306
HDFC Bank Ltd. ADR	4,260	185
Satyam Computer
Services Ltd. ADR	7,194	154
Wipro Ltd. ADR	6,158	114
Dr. Reddy's Laboratories Ltd. ADR	4,243	64
Mahanagar Telephone
Nigam Ltd. ADR	7,031	43
Videsh Sanchar Nigam Ltd. ADR	2,441	23

		239,269

Indonesia (2.1%)
PT Telekomunikasi
Indonesia Tbk	40,925,209	$18,402
PT Hanjaya Mandala
Sampoerna Tbk	11,834,100	12,922
PT Astra International Tbk	9,044,400	10,008
PT Bank Central Asia Tbk	19,747,260	6,374
PT Bank Rakyat
Indonesia Tbk	18,926,000	5,304
PT Indonesian Satellite
Corporation Tbk	9,655,763	4,372
PT Bank Mandiri Tbk	24,424,200	4,094
* PT Bumi Resources Tbk	47,037,500	3,767
PT Gudang Garam Tbk	2,331,600	3,680
PT Bank Danamon Tbk	4,889,566	2,383
PT United Tractors Tbk	6,345,666	1,955
PT Indofood Sukses
Makmur Tbk	17,286,452	1,840
PT Perusahaan Gas
Negara Tbk	6,162,500	1,686
PT Kalbe Farma Tbk	16,634,196	1,254
PT Bank Indonesia Tbk	25,330,724	1,238
* PT Indocement Tunggal
Prakarsa Tbk (Local)	3,779,000	1,050
PT Semen Gresik Tbk	612,232	1,018
PT Astra Agro Lestari Tbk	2,269,680	857
Ramayana Lestari
Sentosa PT Tbk	10,196,620	823
PT Aneka Tambang Tbk	2,766,315	617
* PT Lippo Bank (Local) Tbk	6,164,500	603
PT Tempo Scan Pacific Tbk	613,956	429
PT Matahari Putra Prima Tbk	4,911,316	300

		84,976

Israel (4.2%)
Teva Pharmaceutical
Industries Ltd.	2,392,723	75,061
* Check Point Software
Technologies Ltd.	787,544	16,499
Bank Hapoalim Ltd.	3,032,367	10,448
Bank Leumi Le-Israel	2,561,985	7,282
Israel Chemicals Ltd.	1,987,571	5,865
Makhteshim-Agan
Industries Ltd.	869,390	5,445
* Bezeq Israeli Telecommunication
Corp., Ltd.	3,694,970	4,388
IDB Development Corp. Ltd.	93,432	2,750
* Koor Industries Ltd.	44,404	2,669
* Israel Discount Bank Ltd.	1,766,548	2,488
* Orbotech Ltd.	122,142	2,483
* M-Systems Flash Disk
Pioneers Ltd.	130,141	2,466

	Shares	Market Value^ (000)

* NICE Systems Ltd.	63,274	$2,240
* Partner Communications Co. Ltd.	257,076	2,187
Lipman Electronic Engineering Ltd.	71,111	2,069
Elbit Systems Ltd.	81,820	2,026
* United Mizrahi Bank Ltd.	396,856	1,922
The Israel Corp. Ltd.-ILS 1 Par	7,059	1,912
* Alvarion Ltd.	212,276	1,853
Discount Investment Corp. Ltd.	74,097	1,815
* Given Imaging Ltd.	54,387	1,455
* Retalix Ltd.	59,512	1,407
* ECI Telecom Ltd.	192,292	1,340
* Radware Ltd.	60,741	1,328
Clal Insurance
Enterprise Holdings Ltd.	63,953	1,276
Clal Industries and
Investments Ltd.	254,866	1,226
Migdal Insurance Holdings Ltd.	852,592	1,185
Osem Investment Ltd.	118,494	1,103
* Audiocodes Ltd.	104,938	1,019
Super Sol Ltd.	376,297	1,013
Strauss-Elite Ltd.	96,329	851
* Matav-Cable Systems Media Ltd.	57,175	468
Blue Square-Israel Ltd.	36,520	357

		167,896

Mexico (6.9%)
America Movil SA de CV	20,165,785	49,992
Cemex SA CPO	5,802,513	41,663
Telefonos de Mexico SA	21,992,869	37,326
Wal-Mart de Mexico SA	7,260,327	26,837
Grupo Televisa SA CPO	8,310,717	23,308
America Movil SA de CV
Series A	5,555,377	14,103
Fomento Economico
Mexicano UBD	2,592,930	13,211
Telefonos de Mexico SA
Series A	5,555,377	9,376
Grupo Financerio
Banorte SA de CV	1,331,868	8,577
* Grupo Mexico SA de CV	1,407,987	6,559
Alfa SA de CV Series A	1,291,049	6,514
Grupo Modelo SA	2,119,481	6,021
Kimberly Clark de
Mexico SA de CV Series A	2,025,968	5,751
Grupo Carso SA de CV
Series A1	1,001,252	5,190
Grupo Bimbo SA	1,202,109	3,144
* Corporacion GEO, SA de CV	1,471,375	3,053
Grupo Aeroportuario del
Sureste SA de CV	976,400	2,878
Coca-Cola Femsa SA de CV	1,096,022	2,550
TV Azteca SA CPO	4,748,514	2,351
* Corporacion Interamericana
de Entretenimiento SA de CV	1,005,193	$1,960
* Consorcio ARA SA de CV	602,200	1,856
Industrias Penoles SA Series CP	325,639	1,527
Controladora Comercial
Mexicana SA de CV (Units)	1,324,771	1,383
Grupo Continental SA	592,622	1,095
Vitro SA	614,460	489

		276,714

Peru (0.5%)
Compania de Minas
Buenaventura S.A.u	370,633	7,936
Credicorp Ltd.	225,722	3,937
Southern Peru Copper Corp.	57,107	2,912
Minsur SA	793,415	2,229
Edegel SA	3,242,421	1,483
Union de Cervecerias
Backus y Johnston SAA	2,092,332	880
Luz del Sur SAA	470,202	609
Compania de Minas
Buenaventura SAA ADR	22,927	489
Southern Peru Copper Corp.	8,879	454

		20,929

Philippines (0.6%)
Philippine Long Distance
Telephone Co.	172,230	4,435
Bank of Philippine Islands	3,178,820	2,827
Ayala Land, Inc.	17,516,671	2,536
* SM Investments Corp.	527,450	2,435
San Miguel Corp. Class B	1,498,924	2,294
Ayala Corp.	17,424,080	2,221
Globe Telecom, Inc.	120,981	1,811
SM Prime Holdings, Inc.	12,027,320	1,654
Metropolitan Bank & Trust Co.	1,929,085	1,125
Equitable PCI Bank, Inc.	1,007,300	879
First Philippine
Holdings Construction	903,400	716
Jollibee Foods Corp.	1,193,200	629
* Manila Electric Co.	1,262,393	520
Petron Corp.	7,777,146	467
* Filinvest Land, Inc.	12,062,518	303
ABS-CBN Broadcasting Corp.	1,027,200	247
* Megaworld Corp.	10,263,000	244

		25,343

Poland (2.0%)
Polski Koncern Naftowy SA	1,215,853	16,841
Telekomunikacja Polska SA	2,843,074	15,790
* Powszechna Kasa
Oszczednosci Bank Polski SA	1,621,047	12,378
* Bank Polska Kasa
Opieki Grupa Pekao SA	270,140	10,659

Emerging Markets Stock Index Fund	Shares	Market Value^ (000)

Bank Przemyslowo
Handlowy PBK SA	34,923	$4,992
* KGHM Polska Miedz SA	448,903	4,075
Bank Zachodni WBK SA	89,825	2,491
* Agora SA	125,921	2,280
* Bank Rozwoju Eksportu SA	35,358	1,295
* Prokom Software SA	39,696	1,203
Grupa Kety SA	32,516	1,039
* TVN SA	64,734	860
* Computerland SA	25,617	782
Mondi Packaging Paper
Swiecie SA	52,234	756
Orbis SA	99,050	714
* Global Trade Centre SA	20,497	681
* Budimex SA	45,300	649
* Echo Investment SA	22,686	625
Debica SA	24,227	608
Polska Grupa Farmaceutyczna	35,746	557
* Softbank SA	40,390	288
Przedsiebiorstwo
Farmaceutyczne JELFA SA	14,091	254

		79,817

South Africa (12.6%)
Sasol Ltd.	2,323,498	54,428
Standard Bank Group Ltd.	4,936,637	49,535
MTN Group Ltd.	5,393,945	38,384
Old Mutual PLC	15,629,048	37,954
FirstRand Ltd.	12,218,725	26,037
Impala Platinum Holdings Ltd.	257,192	21,428
Sanlam Ltd.	10,670,710	20,265
Telkom South Africa Ltd.	1,017,856	17,781
AngloGold Ltd.	536,880	17,186
Naspers Ltd.	1,210,311	14,650
Barloworld Ltd.	858,009	13,022
Imperial Holdings Ltd.	800,402	12,344
Harmony Gold Mining Co., Ltd.	1,856,918	11,798
Bidvest Group Ltd.	1,030,468	11,615
Tiger Brands Ltd.	683,471	10,751
Anglo American Platinum Corp.	264,706	10,469
Gold Fields Ltd.	1,006,180	10,036
Nedcor Ltd.	799,497	9,874
Sappi Ltd.	873,711	8,717
Edgars Consolidated Stores Ltd.	186,172	7,714
Steinhoff International
Holdings Ltd.	3,461,500	7,375
JD Group Ltd.	668,361	6,884
Mittal Steel South Africa Ltd.	815,807	6,841
Nampak Ltd.	2,351,133	6,015
Massmart Holdings Ltd.	765,744	5,538
Liberty Group Ltd.	504,265	5,156
Woolworths Holdings Ltd.	3,189,289	5,073
African Bank Investments Ltd.	1,841,407	$4,936
Truworths International Ltd.	1,861,397	4,928
Foschini Ltd.	832,710	4,899
Metropolitan Holdings Ltd.	2,458,529	4,357
Network Healthcare
Holdings Ltd.	4,751,900	4,351
Reunert Ltd.	698,174	4,081
Investec Ltd.	133,272	3,849
Shoprite Holdings Ltd.	1,648,757	3,810
Pick'n Pay Stores Ltd.	888,782	3,307
Murray & Roberts Holdings Ltd.	1,350,542	3,075
Aveng Ltd.	1,617,440	2,854
* Spar Group Ltd.	688,128	2,717
AVI Ltd.	1,263,332	2,700
Alexander Forbes Ltd.	1,320,700	2,420
* Consol Ltd.	1,286,622	2,173
Tongaat-Hulett Group Ltd.	186,791	1,678

		503,005

South Korea (19.8%)
Samsung Electronics Co., Ltd.	488,737	223,528
Kookmin Bank	1,132,135	48,058
POSCO	209,030	38,076
Hyundai Motor Co. Ltd.	660,455	35,947
Korea Electric Power Corp.	958,941	27,938
SK Telecom Co., Ltd.	150,854	24,980
Samsung Electronics Co., Ltd. Pfd.	82,078	24,609
LG Electronics Inc.	343,370	23,078
Shinhan Financial Group Ltd.	836,004	21,818
KT Corp.	522,642	19,997
SK Corp.	337,833	18,943
Shinsegae Co., Ltd.	50,747	16,285
KT & G Corp.	437,410	15,824
Hyundai Mobis	210,005	13,743
Samsung SDI Co. Ltd.	131,766	12,953
S-Oil Corp.	170,182	11,955
Hana Bank	472,509	11,927
POSCO ADR	227,907	10,377
Samsung Fire &
Marine Insurance Co.	138,779	9,519
Hyundai Heavy
Industries Co., Inc.	172,610	8,870
Samsung Electronics Co., Ltd. GDR	33,824	7,700
Kia Motors	591,740	7,368
Samsung Corp.	560,540	7,193
Daewoo Shipbuilding &
Marine Engineering Co., Ltd.	360,660	6,504
LG Chem Ltd.	170,042	6,489
Kangwon Land Inc.	406,218	5,707
Samsung Electro-Mechanics Co.	225,020	5,185
Samsung Heavy
Industries Co. Ltd.	657,600	4,975

	Shares	Market Value^ (000)

Hyundai Motor Co.	141,741	$4,928
CJ Corp.	67,860	4,870
Hanjin Shipping Co., Ltd.	175,690	4,837
* Samsung Securities Co. Ltd.	201,630	4,816
Daelim Industrial Co.	92,280	4,614
Hyundai Development Co.	227,580	4,549
* NHN Corp.	46,792	4,404
Amorepacific Corp.	17,650	4,398
* Korea Exchange Bank	487,310	4,133
LG Engineering &
Construction Co., Ltd.	135,140	4,075
Daewoo Engineering &
Construction Co., Ltd.	513,455	3,817
* NCsoft Corp.	48,745	3,784
Hankook Tire Co. Ltd.	369,460	3,775
Nong Shim Co. Ltd.	11,964	3,686
Daegu Bank	475,365	3,594
Pusan Bank	444,625	3,446
Kumkang Korea Chemical Co., Ltd.	19,900	3,365
S1 Corp.	79,240	3,078
Hite Brewery Co., Ltd.	32,750	3,043
* LG Investment &
Securities Co. Ltd.	369,369	2,932
Cheil Industrial, Inc.	170,820	2,922
Korean Air Co. Ltd.	135,618	2,511
LG Petrochemical Co., Ltd.	103,250	2,501
* Hyundai Securities Co.	448,879	2,489
LG Electronics Inc. Pfd.	65,460	2,482
Hanwha Chemical Corp.	209,070	2,482
Honam Petrochemical Corp.	54,600	2,466
Hyundai Department
Store Co., Ltd.	55,528	2,446
Cheil Communications Inc.	12,910	2,121
Yuhan Corp.	23,118	2,010
* Daishin Securities Co.	157,927	1,901
* Daewoo Securities Co., Ltd.	363,180	1,886
Daewoo Heavy Industries
& Machinery Ltd.	224,900	1,855
LG Cable Ltd.	72,100	1,584
LG Household & Health Care Ltd.	40,792	1,353
Dae Duck Electronics Co.	145,813	1,176
Samsung Fine Chemicals Co., Ltd.	62,670	1,127
Poongsan Corp.	84,220	1,044
* Kookmin Bank ADR	22,396	957
Hyosung Corp.	85,933	929
* Daum Communications Corp.	42,445	801
Korea Electric Power Corp. ADR	36,630	542
SK Telecom Co. Ltd. ADR	25,643	499
Shinhan Financial
Group Co., Ltd. ADR	8,204	432
KT Corp. ADR	18,557	375

		790,581

Taiwan (15.1%)
Taiwan Semiconductor
Manufacturing Co., Ltd.	50,896,495	$84,638
Hon Hai Precision
Industry Co., Ltd.	7,151,781	33,963
* United Microelectronics Corp.	45,944,897	26,827
Cathay Financial Holding Co.	13,373,980	24,254
China Steel Corp.	21,888,537	22,513
Nan Ya Plastic Corp.	14,060,070	20,181
Formosa Plastic Corp.	11,286,744	19,331
AU Optronics Corp.	11,837,525	18,771
Mega Financial
Holding Co. Ltd.	27,470,224	17,273
Asustek Computer Inc.	5,660,292	15,143
Chinatrust Financial Holding	12,772,648	14,668
MediaTek Incorporation	1,855,265	14,052
Formosa Chemicals
& Fibre Corp.	6,859,433	13,961
Chi Mei Optoelectronics Corp.	6,912,128	11,704
Chunghwa Telecom Co., Ltd.	5,755,000	11,275
Fubon Financial
Holding Co., Ltd.	11,623,100	10,537
* China Development
Financial Holding Corp.	27,074,684	10,481
Acer Inc.	5,899,584	9,666
* First Financial Holding Co., Ltd.	12,295,000	9,485
Taishin Financial Holdings	9,488,212	8,518
Quanta Computer Inc.	4,987,099	8,319
Compal Electronics Inc.	8,711,021	8,059
Taiwan Cellular Corp.	6,829,360	6,857
Hau Nan Financial
Holdings Co., Ltd.	8,979,687	6,806
Lite-On Technology Corp.	6,071,599	6,392
* Advanced Semiconductor
Engineering Inc.	8,997,141	5,972
* Chang Hwa Commercial Bank	10,683,094	5,905
Shin Kong Financial
Holdings Co.	5,784,997	5,415
SinoPac Holdings	9,481,338	5,135
Delta Electronics Inc.	3,177,185	5,083
BENQ Corp.	5,098,564	4,957
* Chunghwa Picture Tubes, Ltd.	11,078,229	4,765
Yuanta Core
Pacific Securities Co.	6,365,972	4,531
Siliconware Precision
Industries Co.	5,030,530	4,373
Far Eastern Textile Ltd.	6,095,237	4,152
E.Sun Financial
Holding Co., Ltd.	4,997,653	4,096
International Bank of Taipei	5,789,583	4,079
* Quanta Display Inc.	7,038,000	3,684
Yang Ming Marine Transport	3,620,985	3,559

Emerging Markets Stock Index Fund	Shares	Market Value^ (000)

Uni-President Enterprises Co.	7,495,590	$3,380
Pou Chen Corp.	4,228,456	3,365
CMC Magnetics Corp.	7,883,700	3,139
* Winbond Electronics Corp.	10,510,000	3,044
* Tatung Co., Ltd.	10,151,000	3,043
President Chain Store Corp.	1,643,985	3,017
* Walsin Lihwa Corp.	6,862,000	2,826
Yulon Motor Co., Ltd.	2,224,255	2,654
Synnex Technology
International Corp.	1,656,768	2,600
Taiwan Cement Corp.	4,232,895	2,579
Optimax Technology Corp.	876,426	2,520
Fu Sheng Industrial Co., Ltd.	1,841,200	2,445
Evergreen Marine Corp.	2,317,384	2,214
Asia Optical Co., Inc.	351,524	2,173
* Macronix
International Co., Ltd.	14,215,700	2,140
Zyxel Communications Corp.	908,900	2,082
Wan Hai Lines Ltd.	1,915,368	2,008
Asia Cement Corp.	3,065,780	1,955
* Yageo Corp.	6,394,520	1,953
Ya Hsin Industrial Co., Ltd.	2,094,291	1,913
Cheng Shin Rubber
Industry Co., Ltd.	1,692,693	1,911
Realtek Semiconductor Corp.	1,925,423	1,858
Ritek Corp.	6,116,194	1,816
China Motor Co., Ltd.	1,633,826	1,790
D-Link Corp.	1,426,740	1,746
Taiwan Semiconductor
Manufacturing Co. Ltd. ADR	196,082	1,688
Inventec Co., Ltd.	3,891,821	1,664
China Airlines	3,002,932	1,660
Yieh Phui Enterprise	3,117,594	1,630
Yuen Foong Yu Paper
Manufacturing Co., Ltd.	3,409,520	1,609
Largan Precision Co., Ltd.	261,740	1,573
Advantech Co., Ltd.	672,122	1,566
* EVA Airways Corp.	3,267,868	1,512
Polaris Securities Co., Ltd.	3,454,467	1,511
Taiwan Glass Industrial Corp.	1,663,549	1,495
Gigabyte Technology Co., Ltd.	1,500,120	1,485
Teco Electric &
Machinery Co., Ltd	5,220,000	1,430
* Via Technologies Inc.	2,688,379	1,377
Oriental Union Chemical Corp.	1,362,174	1,346
Cathay Construction Corp.	2,981,779	1,320
Phoenixtec Power Co., Ltd.	1,145,430	1,258
Kinpo Electronics, Inc.	2,860,745	1,211
Nien Made Enterprise Co., Ltd.	734,760	1,208
Taiwan Secom Corp., Ltd.	787,248	1,169
Premier Image Technology Corp.	1,158,025	1,112
Micro-Star
International Co., Ltd.	1,697,995	$1,058
Formosa Taffeta Co., Ltd.	1,979,899	994
Nien Hsing Textile Co. Ltd.	1,099,000	983
Elitegroup Computer
Systerm Co., Ltd.	1,640,445	948
Giant Manufacturing Co., Ltd.	575,270	939
* Accton Technology Corp.	1,807,116	884
* Compeq
Manufacturing Co., Ltd.	3,079,750	873
Taiwan Styrene
Monomer Corp.	1,441,800	799
Systex Corp.	2,459,752	782
Shihlin Electric &
Engineering Corp.	1,080,000	778
Eternal Chemical Co., Ltd.	1,141,100	717
* Arima Computer Corp.	2,376,100	648
Sampo Corp.	3,117,000	618
Prodisc Technology Inc.	2,043,185	613
Continental Engineering Corp.	1,264,501	608
* BES Engineering Corp.	3,966,457	600
* United Microelectronics
Corp. ADR	167,718	545
Wus Printed Circuit Co., Ltd.	1,309,382	468
AU Optronics Corp. ADR	24,303	394
Chunghwa Telecom Co., Ltd. ADR	11,264	228
* Advanced Semiconductor
Engineering Inc. ADR	37,002	122
Siliconware Precision
Industries Co. ADR	20,767	90
Optimax Technology Corp.
Rights Exp. 6/6/2005	62,989	35

		603,099

Thailand (2.7%)
PTT Public Co. Ltd. (Foreign)	3,340,600	16,932
Bangkok Bank Public Co.
Ltd. (Foreign)	3,794,434	10,289
PTT Exploration &
Production Public Co.
Ltd. (Foreign)	1,040,136	9,173
Advanced Info Service
Public Co. Ltd. (Foreign)	3,509,640	8,449
Siam Cement Public Co.
Ltd. (Foreign)	1,214,740	7,327
Kasikornbank Public Co.
Ltd. (Foreign)	4,695,500	6,604
Shin Corp. Public Co.
Ltd. (Foreign)	4,138,800	3,933
Siam Commercial Bank
Public Co. Ltd. (Foreign)	3,023,391	3,620
Siam Cement Public Co.
Ltd. (Local)	514,890	2,949

	Shares	Market Value^ (000)

Krung Thai Bank
Public Co. Ltd.	11,136,900	$2,371
Banpu Public Co. Ltd. (Foreign)	576,600	2,367
Thai Airways International
Public Co. Ltd. (Foreign)	2,034,500	2,165
Bangkok Bank Public Co.
Ltd. (Local)	821,144	2,060
Siam Commercial Bank
Cvt. Pfd.	1,641,605	1,955
Airports of Thailand
Public Co. Ltd. (Foreign)	1,717,300	1,839
Land and Houses
Public Co. Ltd. (Foreign)	9,839,500	1,833
Siam City Cement
Public Co. Ltd. (Foreign)	251,806	1,774
* True Corp.
Public Co. Ltd. (Foreign)	6,500,400	1,351
Thai Olefins Public Co. Ltd.	770,600	1,289
BEC World Public Co.
Ltd. (Foreign)	3,526,630	1,233
Italian-Thai Development
Public Co. Ltd. (Foreign)	5,179,200	1,214
Kasikornbank Public Co. Ltd.	866,400	1,175
Ratchaburi Electricity
Generating Holding
Public Co. Ltd. (Foreign)	1,136,100	1,116
Hana Microelectronics
Public Co. Ltd. (Foreign)	2,169,200	1,072
Sahaviriya Steel Industries
Public Co. Ltd. (Foreign)	20,490,400	1,070
Charoen Pokphand Foods
Public Co. Ltd. (Foreign)	8,923,012	986
Bangkok Expressway
Public Co. Ltd. (Foreign)	1,356,400	885
National Petrochemical
Public Co. Ltd. (Foreign)	289,816	881
Electricity Generating
Public Co. Ltd. (Foreign)	406,648	809
Land and Houses
Public Co. Ltd.	4,444,400	794
National Finance &
Securities Public Co.
Ltd. (Foreign)	2,372,530	794
C.P. 7-Eleven Public Co. Ltd.	1,035,300	781
Thai Union Frozen Products
Public Co. Ltd. (Foreign)	868,500	638
Delta Electronics (Thailand)
Public Co. Ltd. (Foreign)	1,388,250	623
Bangkok Bank Public Co. Ltd.	242,300	608
Kiatnakin Finance Public Co.
Ltd. (Foreign)	843,800	593
TISCO Finance Public Co.
Ltd. (Foreign)	874,013	$520
Siam Makro Public Co.
Ltd. (Foreign)	327,800	457
Sino Thai Engineering &
Construction Public Co.
Ltd. (Foreign)	2,047,100	425
GMM Grammy Public Co.
Ltd. (Foreign)	939,300	369
Ptt Public Co., Ltd.	67,100	340
* United Broadcasting Corp.
Public Co. Ltd. (Foreign)	574,796	312
* ITV Public Co. Ltd. (Foreign)	1,177,600	301
Kim Eng Securities Thailand
Public Co. Ltd.	374,300	247
Thai Union Frozen Products
Public Co. Ltd.	313,400	220
Electricity Generating
Public Co. Ltd. (Local)	103,000	200
Advanced Info Service
Public Co. Ltd. (Local)	67,800	163
PTT Exploration and Production
Public Co. Ltd.	17,800	157
Siam Cement Public Co. Ltd.
Non-Voting Depository Receipts	24,200	139
Siam Commercial Bank
Public Co. Ltd.	81,200	97
TISCO Finance Public Co. Ltd.	144,900	83
National Finance Public Co. Ltd.	218,700	73
BEC World Public Co. Ltd. (Local)	189,000	66
Ratchaburi Electricity Generating
Holding Public Co. Ltd.	64,800	64
Thai Olefins Public Co., Ltd.	36,800	62
Electricity Generating Public Co.
Ltd. Non-Voting
Depositary Receipts	30,600	59
* True Corp. Public Co. Ltd.	283,000	59
Sahaviriya Steel Industries
Public Co. Ltd. (Local)	1,093,900	57
Italian-Thai Development
Public Co. Ltd.	237,500	56
Hana Microelectronics
Public Co. Ltd.	112,500	56
Charoen Pokphand Foods
Public Co. Ltd.	451,300	50
Shin Corp. Public Co. Ltd.	35,000	33
Krung Thai Bank Public Co. Ltd.	104,300	22
Banpu Public Co. Ltd. (Local)	4,900	20
Siam City Cement
Public Co. Ltd. (Local)	2,800	20

Emerging Markets Stock Index Fund	Shares	Market Value^ (000)

Kim Eng Securities Thailand
Public Co. Ltd.	29,000	$19
Thai Airways International
Public Co. Ltd. (Local)	17,500	19
Airports of Thailand
Public Co. Ltd. (Local)	14,700	16
Bangkok Expressway
Public Co. Ltd. (Local)	16,100	10
True Corp. Public Co. Ltd.
Warrants Exp. 4/3/2010	1,020,789	—

		108,343

Turkey (1.9%)
Akbank T.A.S.	2,131,228	10,296
Turkiye Is Bankasi A.S.
C Shares	1,996,198	10,157
* Turkiye Garanti Bankasi A.S.	1,708,687	6,113
Turkcell Iletisim Hizmetleri A.S.	834,759	5,167
* Yapi ve Kredi Bankasi A.S.	1,370,674	5,009
Anadolu Efes Biracilik ve
Malt Sanayii A.S.	230,339	4,500
* Tupras-Turkiye Petrol
Rafinerileri A.S.	356,344	4,495
Eregli Demir ve Celik
Fabrikalari A.S.	993,009	4,231
Haci Omer Sabanci
Holding A.S.	1,209,373	3,530
KOC Holding A.S.	652,686	2,449
* Dogan Sirketler
Grubu Holding A.S.	1,056,493	2,247
Migros Turk A.S.	279,374	1,938
* Dogan Yayin Holding A.S.	779,806	1,870
Ford Otomotiv Sanayi A.S.	237,676	1,598
* Arcelik A.S.	324,238	1,477
Turk Sise ve Cam
Fabrikalari A.S.	604,223	1,324
* Vestel Elektronik
Sanayi ve Ticaret A.S.	327,783	1,141
Hurriyet Azteccilik ve
Matbaacillik A.S.	600,250	1,075
Trakya Cam Sanayii A.S.	318,565	930
Aksigorta A.S.	223,965	705
* Turk Hava Yollari
Anonim Ortakligi	173,396	676
* Tofas Turk Otomobil
Fabrikasi A.S.	449,465	600
Cimsa Cemento
Sanayi ve Ticaret A.S.	190,542	599
* KOC Holding A.S. - New	159,224	576
* Is Gayrimenkul
Yatirim Ortakligi A.S.	478,128	566
* Alarko Holdings A.S.	18,790	505
Aygaz A.S.	256,096	$495
* Tansas Perakende
Magazacilik Ticaret A.S.	373,063	493
Akcansa Cimento A.S.	141,276	406
* Aksa Akrilik Kimya Sanayii A.S.	42,285	349
* Adana Cimento Sanayii T.A.S.	102,868	303
* Ak Enerji Elektrik
Uretimi Otoproduktor
Gruba A.S.	63,153	231
* Nortel Networks Netas
Telekomunikasyon A.S.	8,673	174

		76,225

TOTAL COMMON STOCKS
(Cost $3,196,389)		3,990,525

TEMPORARY CASH INVESTMENT (0.0%)

Vanguard Market Liquidity Fund,
2.829%**—Note F
(Cost $1,659)	1,659,200	1,659

TOTAL INVESTMENTS (99.8%)
(Cost $3,198,048)		3,992,184

OTHER ASSETS AND LIABILITIES (0.2%)

Other Assets—Note B		65,514
Liabilities—Note F		(57,765)

		7,749

NET ASSETS (100%)		$3,999,933

^	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
**	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
ILS—Israeli Shekel.

Amount (000)

AT APRIL 30, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$3,349,084
Undistributed Net Investment Income	29,150
Accumulated Net Realized Losses	(172,591)
Unrealized Appreciation
Investment Securities	794,136
Foreign Currencies	154

NET ASSETS	$3,999,933

Investor Shares—Net Assets
Applicable to 249,687,272 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$3,610,371

NET ASSET VALUE PER SHARE—
INVESTOR SHARES	$14.46

Institutional Shares—Net Assets
Applicable to 21,101,296 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$305,625

NET ASSET VALUE PER SHARE—
INSTITUTIONAL SHARES	$14.48

VIPER Shares—Net Assets
Applicable to 1,831,640 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$83,937

NET ASSET VALUE PER SHARE—
VIPER SHARES	$45.83

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Total International Stock Index Fund	Shares	Market Value^ (000)

INVESTMENT COMPANIES (100.0%)

International Stock Funds (100.0%)
Vanguard European Stock Index Fund Investor Shares	231,493,988	$5,919,301
Vanguard Pacific Stock Index Fund Investor Shares	272,446,317	2,462,915
Vanguard Emerging Markets Stock Index Fund Investor Shares	72,969,084	1,055,133
Money Market Fund (0.0%)
Vanguard Market Liquidity Fund, 2.829%*	5,045,775	5,046

TOTAL INVESTMENT COMPANIES
(Cost $8,260,041)		9,442,395

OTHER ASSETS AND LIABILITIES (0.0%)

Other Assets		33,474
Liabilities		(37,494)

		(4,020)

NET ASSETS (100%)
Applicable to 765,628,612 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		$9,438,375

NET ASSET VALUE PER SHARE		$12.33

^	See Note A in Notes to Financial Statements.
*	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

AT APRIL 30, 2005, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share

Paid-in Capital	$8,305,777	$10.85
Undistributed Net Investment Income	651	—
Accumulated Net Realized Losses	(50,407)	(.06)
Unrealized Appreciation	1,182,354	1.54

NET ASSETS	$9,438,375	$12.33

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Developed Markets Index Fund	Shares	Market Value^ (000)

INVESTMENT COMPANIES (99.9%)

International Stock Funds (99.9%)
Vanguard European Stock Index Fund Investor Shares	37,030,461	$946,869
Vanguard Pacific Stock Index Fund Investor Shares	43,580,891	393,971
Money Market Fund (0.0%)
Vanguard Market Liquidity Fund, 2.829%*	431,278	431

TOTAL INVESTMENT COMPANIES
(Cost $1,129,943)		1,341,271

OTHER ASSETS AND LIABILITIES (0.1%)

Other Assets		8,560
Liabilities		(7,621)

		939

NET ASSETS (100%)

Applicable to 149,206,380 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		$1,342,210

NET ASSET VALUE PER SHARE		$9.00

^	See Note A in Notes to Financial Statements.
*	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

AT APRIL 30, 2005, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share

Paid-in Capital	$1,130,946	$7.58
Undistributed Net Investment Income	44	—
Accumulated Net Realized Losses	(108)	—
Unrealized Appreciation	211,328	1.42

NET ASSETS	$1,342,210	$9.00

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Institutional Developed Markets Index Fund	Shares	Market Value^ (000)

INVESTMENT COMPANIES (100.0%)

Vanguard European Stock Index Fund Institutional Shares	36,571,321	$936,226
Vanguard Pacific Stock Index Fund Institutional Shares	43,033,453	389,453

TOTAL INVESTMENT COMPANIES
(Cost $1,139,107)		1,325,679

OTHER ASSETS AND LIABILITIES (0.0%)

Other Assets		5,913
Liabilities		(5,882)

		31

NET ASSETS (100%)

Applicable to 148,718,956 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		$1,325,710

NET ASSET VALUE PER SHARE		$8.91

^	See Note A in Notes to Financial Statements.

AT APRIL 30, 2005, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share

Paid-in Capital	$1,152,551	$7.75
Overdistributed Net Investment Income	(405)	—
Accumulated Net Realized Losses	(13,008)	(0.09)
Unrealized Appreciation	186,572	1.25

NET ASSETS	$1,325,710	$8.91

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. The Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds’ Income Distributions Received from the other funds’ net income have been reduced by their share of the other funds’ expenses. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

	European Stock Index Fund	Pacific Stock Index Fund	Emerging Markets Stock Index Fund
	Six Months Ended April 30, 2005

	(000)	(000)	(000)

INVESTMENT INCOME
Income
Dividends*	$186,928	$54,394	$43,539
Interest	382	161	52
Security Lending	2,970	980	34

Total Income	190,280	55,535	43,625

Expenses
The Vanguard Group—Note B
Investment Advisory Services	96	96	96
Management and Administrative—Investor Shares	10,147	5,482	4,521
Management and Administrative—Admiral Shares	450	262	—
Management and Administrative—Institutional Shares	440	385	117
Management and Administrative—VIPER Shares	14	10	19
Marketing and Distribution—Investor Shares	628	295	210
Marketing and Distribution—Admiral Shares	39	26	—
Marketing and Distribution—Institutional Shares	101	74	21
Marketing and Distribution—VIPER Shares	—	—	—
Custodian Fees	1,763	776	2,901
Shareholders' Reports—Investor Shares	48	28	48
Shareholders' Reports—Admiral Shares	1	—	—
Shareholders' Reports—Institutional Shares	—	—	—
Shareholders' Reports—VIPER Shares	—	—	—
Trustees' Fees and Expenses	10	5	3

Total Expenses	13,737	7,439	7,936

NET INVESTMENT INCOME	176,543	48,096	35,689

REALIZED NET GAIN (LOSS)
Investment Securities Sold	23,774	7,768	26,635
Futures Contracts	2,847	978	1,762
Foreign Currencies and Forward Currency Contracts	3,830	1,286	(1,018)

REALIZED NET GAIN (LOSS)	30,451	10,032	27,379

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	745,092	227,388	318,244
Futures Contracts	(1,853)	(53)	—
Foreign Currencies and Forward Currency Contracts	(3,376)	(467)	121

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	739,863	226,868	318,365

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$946,857	$284,996	$381,433

*	Dividends are net of foreign withholding taxes of $16,690,000, $3,586,000, and $4,948,000, respectively.

STATEMENT OF OPERATIONS (CONTINUED)

	Total International Stock Index Fund	Developed Markets Index Fund	Institutional Developed Markets Index Fund
	Six Months Ended April 30, 2005

	(000)	(000)	(000)

INVESTMENT INCOME
Income
Income Distributions Received	$168,097	$23,992	$25,270
Interest	101	17	31

NET INVESTMENT INCOME—Note C	168,198	24,009	25,301

REALIZED NET GAIN (LOSS)
Capital Gain Distributions Received	—	—	—
Investment Securities Sold	847	379	(3,166)

REALIZED NET GAIN (LOSS)	847	379	(3,166)

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) OF INVESTMENT SECURITIES	512,535	66,820	61,065

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$681,580	$91,208	$83,200

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	European Stock Index Fund
	Six Months Ended Apr. 30, 2005 (000)	Year Ended Oct. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$176,543	$219,857
Realized Net Gain (Loss)	30,451	27,705
Change in Unrealized Appreciation (Depreciation)	739,863	1,270,864

Net Increase (Decrease) in Net Assets Resulting from Operations	946,857	1,518,426

Distributions
Net Investment Income
Investor Shares	(199,504)	(127,094)
Admiral Shares	(16,305)	(10,988)
Institutional Shares	(29,505)	(16,890)
VIPER Shares	—	—
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
VIPER Shares	—	—

Total Distributions	(245,314)	(154,972)

Capital Share Transactions—Note G
Investor Shares	1,555,648	1,430,974
Admiral Shares	136,792	89,346
Institutional Shares	401,554	202,001
VIPER Shares	75,469	—

Net Increase (Decrease) from Capital Share Transactions	2,169,463	1,722,321

Total Increase (Decrease)	2,871,006	3,085,775

Net Assets
Beginning of Period	9,520,385	6,434,610

End of Period	$12,391,391	$9,520,385

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

	Pacific Stock Index Fund
	Six Months Ended Apr. 30, 2005 (000)	Year Ended Oct. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$48,096	$60,388
Realized Net Gain (Loss)	10,032	8,537
Change in Unrealized Appreciation (Depreciation)	226,868	310,292

Net Increase (Decrease) in Net Assets Resulting from Operations	284,996	379,217

Distributions
Net Investment Income
Investor Shares	(64,623)	(31,868)
Admiral Shares	(5,924)	(3,066)
Institutional Shares	(15,898)	(5,399)
VIPER Shares	—	—
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
VIPER Shares	—	—

Total Distributions	(86,445)	(40,333)

Capital Share Transactions—Note G
Investor Shares	589,513	932,530
Admiral Shares	57,788	88,148
Institutional Shares	146,650	348,434
VIPER Shares	51,868	—

Net Increase (Decrease) from Capital Share Transactions	845,819	1,369,112

Total Increase (Decrease)	1,044,370	1,707,996

Net Assets
Beginning of Period	4,539,402	2,831,406

End of Period	$5,583,772	$4,539,402

	Emerging Markets Stock Index Fund
	Six Months Ended Apr. 30, 2005 (000)	Year Ended Oct. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$35,689	$58,845
Realized Net Gain (Loss)	27,379	(23,396)
Change in Unrealized Appreciation (Depreciation)	318,365	313,168

Net Increase (Decrease) in Net Assets Resulting from Operations	381,433	348,617

Distributions
Net Investment Income
Investor Shares	(53,935)	(26,359)
Institutional Shares	(5,623)	(2,743)
VIPER Shares	—	—
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
VIPER Shares	—	—

Total Distributions	(59,558)	(29,102)

Capital Share Transactions—Note G
Investor Shares	758,599	675,243
Institutional Shares	30,498	80,812
VIPER Shares	87,763	—

Net Increase (Decrease) from Capital Share Transactions	876,860	756,055

Total Increase (Decrease)	1,198,735	1,075,570

Net Assets
Beginning of Period	2,801,198	1,725,628

End of Period	$3,999,933	$2,801,198

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

	Total International Stock Index Fund
	Six Months Ended Apr. 30, 2005 (000)	Year Ended Oct. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$168,198	$93,660
Realized Net Gain (Loss)	847	—
Change in Unrealized Appreciation (Depreciation)	512,535	874,088

Net Increase (Decrease) in Net Assets Resulting from Operations	681,580	967,748

Distributions
Net Investment Income	(168,772)	(92,959)
Realized Capital Gain	—	—

Total Distributions	(168,772)	(92,959)

Net Increase (Decrease) from Capital Share Transactions—Note G	1,608,927	1,903,374

Total Increase (Decrease)	2,121,735	2,778,163

Net Assets
Beginning of Period	7,316,640	4,538,477

End of Period	$9,438,375	$7,316,640

	Developed Markets Index Fund
	Six Months Ended Apr. 30, 2005 (000)	Year Ended Oct. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$24,009	$13,044
Realized Net Gain (Loss)	379	(487)
Change in Unrealized Appreciation (Depreciation)	66,820	121,468

Net Increase (Decrease) in Net Assets Resulting from Operations	91,208	134,025

Distributions
Net Investment Income	(24,120)	(12,972)
Realized Capital Gain	—	—

Total Distributions	(24,120)	(12,972)

Net Increase (Decrease) from Capital Share Transactions—Note G	237,495	319,646

Total Increase (Decrease)	304,583	440,699

Net Assets
Beginning of Period	1,037,627	596,928

End of Period	$1,342,210	$1,037,627

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

	Institutional Developed Markets Index Fund
	Six Months Ended Apr. 30, 2005 (000)	Year Ended Oct. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$25,301	$13,057
Realized Net Gain (Loss)	(3,166)	243
Change in Unrealized Appreciation (Depreciation)	61,065	107,789

Net Increase (Decrease) in Net Assets Resulting from Operations	83,200	121,089

Distributions
Net Investment Income	(25,836)	(12,987)
Realized Capital Gain	—	—

Total Distributions	(25,836)	(12,987)

Net Increase (Decrease) from Capital Share Transactions—Note G	357,573	235,905

Total Increase (Decrease)	414,937	344,007

Net Assets
Beginning of Period	910,773	566,766

End of Period	$1,325,710	$910,773

FINANCIAL HIGHLIGHTS

This table summarizes each fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. The table also presents the fund’s Total Return and shows net investment income and expenses as percentages of average net assets. The Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds’ expense ratios are zero because they pay no direct expenses; these funds’ share of the expenses of the other funds in which they invest reduces the income received from them. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

European Stock Index Fund Investor Shares
For a Share Outstanding	Six Months Ended April 30,	Year Ended October 31,			Jan.1 to Oct. 31,	Year Ended December 31,
Throughout Each Period	2005	2004	2003	2002	2001*	2000	1999

Net Asset Value, Beginning of Period	$23.77	$19.93	$16.44	$19.50	$25.99	$28.82	$25.28

Investment Operations
Net Investment Income	.35	.54	.44	.39	.37	.335	.50
Net Realized and Unrealized Gain (Loss)
on Investments	2.03	3.76	3.45	(3.01)	(6.85)	(2.692)	3.69

Total from Investment Operations	2.38	4.30	3.89	(2.62)	(6.48)	(2.357)	4.19

Distributions
Dividends from Net Investment Income	(.58)	(.46)	(.40)	(.44)	(.01)	(.423)	(.50)
Distributions from Realized Capital Gains	—	—	—	—	—	(.050)	(.15)

Total Distributions	(.58)	(.46)	(.40)	(.44)	(.01)	(.473)	(.65)

Net Asset Value, End of Period	$25.57	$23.77	$19.93	$16.44	$19.50	$25.99	$28.82

Total Return**	10.05%	21.89%	24.27%	-13.81%	-24.94%	-8.18%	16.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,046	$7,904	$5,339	$3,870	$4,165	$5,611	$6,106
Ratio of Total Expenses to
Average Net Assets	0.27%†	0.27%	0.32%	0.33%	0.30%†	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	3.07%†	2.67%	2.76%	2.24%	2.08%†	1.64%	1.99%
Portfolio Turnover Rate††	4%†	5%	6%	15%	3%	8%	7%

*	The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**	Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under $10,000.
†	Annualized.
††	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.

FINANCIAL HIGHLIGHTS (CONTINUED)

European Stock Index Fund Admiral Shares
Six Months Ended April 30,		Year Ended October 31,			Aug.13* to Oct. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001**

Net Asset Value, Beginning of Period	$55.84	$46.82	$38.61	$45.77	$50.00

Investment Operations
Net Investment Income	.859	1.308	1.070	.96	.12
Net Realized and Unrealized Gain (Loss) on Investments	4.768	8.830	8.115	(7.08)

Total from Investment Operations	5.627	10.138	9.185	(6.12)	(4.23)

Distributions
Dividends from Net Investment Income	(1.407)	(1.118)	(.975)	(1.04)	—
Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(1.407)	(1.118)	(.975)	(1.04)	—

Net Asset Value, End of Period	$60.06	$55.84	$46.82	$38.61	$45.77

Total Return†	10.12%	21.98%	24.42%	-13.74%	-8.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$811	$628	$447	$335	$261
Ratio of Total Expenses to Average Net Assets	0.17%††	0.18%	0.23%	0.23%	0.25%††
Ratio of Net Investment Income to Average Net Assets	3.17%††	2.76%	2.84%	2.41%	0.70%††
Portfolio Turnover Rate‡	4%††	5%	6%	15%	3%

*	Inception.
**	The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
†	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
††	Annualized.
‡	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.

European Stock Index Fund Institutional Shares
Six Months Ended April 30,		Year Ended October 31,			Jan.1 to Oct. 31,	May15** to Dec. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001*	2000

Net Asset Value, Beginning of Period	$23.80	$19.96	$16.46	$19.52	$25.99	$27.22

Investment Operations
Net Investment Income	.372	.57	.471	.414	.390	.172
Net Realized and Unrealized Gain (Loss) on Investments	2.039	3.76	3.454	(3.015)	(6.848)	(.965)

Total from Investment Operations	2.411	4.33	3.925	(2.601)	(6.458)	(.793)

Distributions
Dividends from Net Investment Income	(.611)	(.49)	(.425)	(.459)	(.012)	(.437)
Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.611)	(.49)	(.425)	(.459)	(.012)	(.437)

Net Asset Value, End of Period	$25.60	$23.80	$19.96	$16.46	$19.52	$25.99

Total Return†	10.18%	22.03%	24.49%	-13.71%	-24.85%	-2.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,461	$988	$649	$311	$248	$284
Ratio of Total Expenses to Average Net Assets	0.11%††	0.12%	0.17%	0.18%	0.20%††	0.20%††
Ratio of Net Investment Income to
Average Net Assets	3.23%††	2.77%	2.96%	2.46%	2.13%††	1.19%††
Portfolio Turnover Rate‡	4%††	5%	6%	15%	3%	8%

*	The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**	Inception.
†	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
††	Annualized.
‡	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.

FINANCIAL HIGHLIGHTS (CONTINUED)

European Stock Index Fund VIPER Shares
For a Share Outstanding Throughout the Period	March 4* to April 30, 2005

Net Asset Value, Beginning of Period	$50.96

Investment Operations
Net Investment Income	.42
Net Realized and Unrealized Gain (Loss) on Investments	(3.29)

Total from Investment Operations	(2.87)

Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—

Total Distributions	—

Net Asset Value, End of Period	$48.09

Total Return	-5.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$73
Ratio of Total Expenses to Average Net Assets	0.18%**
Ratio of Net Investment Income to Average Net Assets	3.16%**
Portfolio Turnover Rate†	4%**

*	Inception.
**	Annualized.
†	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.

Pacific Stock Index Fund Investor Shares
For a Share Outstanding	Six Months Ended April 30,	Year Ended October 31,			Jan.1 to Oct. 31,	Year Ended December 31,
Throughout Each Period	2005	2004	2003	2002	2001*	2000	1999

Net Asset Value, Beginning of Period	$8.63	$7.80	$5.90	$6.79	$8.95	$12.22	$7.84

Investment Operations
Net Investment Income	.072	.121	.082	.065	.07	.077	.08
Net Realized and Unrealized Gain (Loss)
on Investments	.495	.814	1.885	(.923)	(2.23)	(3.222)	4.39

Total from Investment Operations	.567	.935	1.967	(.858)	(2.16)	(3.145)	4.47

Distributions
Dividends from Net Investment Income	(.157)	(.105)	(.067)	(.032)	—	(.125)	(.09)
Distributions from Realized Capital Gains	—	—	—	—	—	—	—

Total Distributions	(.157)	(.105)	(.067)	(.032)	—	(.125)	(.09)

Net Asset Value, End of Period	$9.04	$8.63	$7.80	$5.90	$6.79	$8.95	$12.22

Total Return**	6.56%	12.15%	33.75%	-12.67%	-24.13%	-25.74%	57.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,215	$3,471	$2,265	$1,386	$1,389	$1,823	$2,526
Ratio of Total Expenses to
Average Net Assets	0.33%†	0.34%	0.39%	0.40%	0.37%†	0.38%	0.37%
Ratio of Net Investment Income to
Average Net Assets	1.80%†	1.57%	1.49%	1.04%	1.06%	+0.68%	0.95%
Portfolio Turnover Rate††	3%†	3%	3%	20%	2%	6%	6%

*	The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**	Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under $10,000.
†	Annualized.
††	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.

FINANCIAL HIGHLIGHTS (CONTINUED)

Pacific Stock Index Fund Admiral Shares
Six Months Ended April 30,		Year Ended October 31,			Aug.13* to Oct. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001**

Net Asset Value, Beginning of Period	$56.47	$51.05	$38.63	$44.40	$50.00

Investment Operations
Net Investment Income	.506	.835	.575	.461	.20
Net Realized and Unrealized Gain (Loss) on Investments	3.256	5.318	12.318	(6.016)	(5.80)

Total from Investment Operations	3.762	6.153	12.893	(5.555)	(5.60)

Distributions
Dividends from Net Investment Income	(1.072)	(.733)	(.473)	(.215)	—
Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(1.072)	(.733)	(.473)	(.215)	—

Net Asset Value, End of Period	$59.16	$56.47	$51.05	$38.63	$44.40

Total Return†	6.65%	12.23%	33.82%	-12.55%	-11.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$387	$314	$198	$102	$80
Ratio of Total Expenses to Average Net Assets	0.20%††	0.25%	0.30%	0.30%	0.32%††
Ratio of Net Investment Income to Average Net Assets	1.93%††	1.69%	1.59%	1.16%	2.05%††
Portfolio Turnover Rate‡	3%††	3%	3%	20%	2%

*	Inception.
**	The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
†	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
††	Annualized.
‡	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.

Pacific Stock Index Fund Institutional Shares
Six Months Ended April 30,		Year Ended October 31,			Jan.1 to Oct. 31,	May15** to Dec. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001*	2000

Net Asset Value, Beginning of Period	$8.64	$7.81	$5.91	$6.79	$8.95	$11.10

Investment Operations
Net Investment Income	.08	.134	.090	.081	.08	.052
Net Realized and Unrealized Gain (Loss) on Investments	.50	.814	1.885	(.923)	(2.24)	(2.071)

Total from Investment Operations	.58	.948	1.975	(.842)	(2.16)	(2.019)

Distributions
Dividends from Net Investment Income	(.17)	(.118)	(.075)	(.038)	—	(.131)
Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.17)	(.118)	(.075)	(.038)	—	(.131)

Net Asset Value, End of Period	$9.05	$8.64	$7.81	$5.91	$6.79	$8.95

Total Return†	6.70%	12.32%	33.88%	-12.44%	-24.13%	-18.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$932	$754	$369	$131	$90	$102
Ratio of Total Expenses to Average Net Assets	0.14%††	0.17%	0.22%	0.25%	0.29%††	0.29%††
Ratio of Net Investment Income to Average Net Assets	1.99%††	1.76%	1.70%	1.20%	1.18%††	0.79%††
Portfolio Turnover Rate‡	3%††	3%	3%	20%	2%	6%

*	The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**	Inception.
†	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
††	Annualized.
‡	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.

FINANCIAL HIGHLIGHTS (CONTINUED)

Pacific Stock Index Fund VIPER Shares
For a Share Outstanding Throughout the Period	March 4* to April 30, 2005

Net Asset Value, Beginning of Period	$50.71

Investment Operations
Net Investment Income	.27
Net Realized and Unrealized Gain (Loss) on Investments	(3.10)

Total from Investment Operations	(2.83)

Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—

Total Distributions	—

Net Asset Value, End of Period	$47.88

Total Return	-5.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$50
Ratio of Total Expenses to Average Net Assets	0.18%**
Ratio of Net Investment Income to Average Net Assets	1.95%**
Portfolio Turnover Rate†	3%**

*	Inception.
**	Annualized.
†	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.

Emerging Markets Stock Index Fund Investor Shares
For a Share Outstanding	Six Months Ended April 30,	Year Ended October 31,			Jan.1 to Oct. 31,	Year Ended December 31,
Throughout Each Period	2005	2004	2003	2002	2001*	2000	1999

Net Asset Value, Beginning of Period	$12.88	$11.04	$7.48	$7.28	$8.84	$12.50	$7.91

Investment Operations
Net Investment Income	.116	.263	.170	.15	.19	.141	.24
Net Realized and Unrealized Gain (Loss)
on Investments	1.723	1.749	3.512	.25	(1.74)	(3.583)	4.62

Total from Investment Operations	1.839	2.012	3.682	.40	(1.55)	(3.442)	4.86

Distributions
Dividends from Net Investment Income	(.259)	(.172)	(.122)	(.20)	(.01)	(.218)	(.27)
Distributions from Realized Capital Gains	—	—	—	—	—	—	—

Total Distributions	(.259)	(.172)	(.122)	(.20)	(.01)	(.218)	(.27)

Net Asset Value, End of Period	$14.46	$12.88	$11.04	$7.48	$7.28	$8.84	$12.50

Total Return**	14.29%	18.43%	49.88%	5.27%	-17.55%	-27.56%	61.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,610	$2,556	$1,589	$841	$770	$913	$1,138
Ratio of Total Expenses to
Average Net Assets	0.46%†	0.48%	0.53%	0.57%	0.60%†	0.59%	0.58%
Ratio of Net Investment Income to
Average Net Assets	1.96%†	2.44%	2.26%	1.67%	2.69%†	1.51%	2.55%
Portfolio Turnover Rate††	12%†	11%	16%	65%	23%	40%	22%

*	The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**	Total returns do not reflect the 0.5% transaction fee on purchases (1.0% prior to April 1, 2000); the 2% fee assessed until March 23, 2005, on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; the 0.5% fee on all other redemptions (1.0% prior to April 1, 2000); or the $10 annual account maintenance fee applied on balances under $10,000.
†	Annualized.
††	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.

FINANCIAL HIGHLIGHTS (CONTINUED)

Emerging Markets Stock Index Fund Institutional Shares
Six Months Ended April 30,		Year Ended October 31,			Jan. 1 to Oct. 31,	June 22** to Dec. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001*	2000

Net Asset Value, Beginning of Period	$12.90	$11.05	$7.49	$7.29	$8.84	$11.16

Investment Operations
Net Investment Income	.129	.287	.183	.165	.200	.021
Net Realized and Unrealized Gain (Loss) on Investments	1.727	1.749	3.512	.246	(1.739)	(2.126)

Total from Investment Operations	1.856	2.036	3.695	.411	(1.539)	(2.105)

Distributions
Dividends from Net Investment Income	(.276)	(.186)	(.135)	(.211)	(.011)	(.215)
Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.276)	(.186)	(.135)	(.211)	(.011)	(.215)

Net Asset Value, End of Period	$14.48	$12.90	$11.05	$7.49	$7.29	$8.84

Total Return†	14.41%	18.64%	50.06%	5.40%	-17.42%	-18.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$306	$245	$137	$76	$65	$19
Ratio of Total Expenses to Average Net Assets	0.27%††	0.33%	0.38%	0.41%	0.45%††	0.45%††
Ratio of Net Investment Income to Average Net Assets	2.15%††	2.61%	2.41%	1.85%	2.75%††	1.34%††
Portfolio Turnover Rate‡	12%††	11%	16%	65%	23%	40%

*	The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**	Inception.
†	Total returns do not reflect the 0.5% transaction fee on purchases; the 2% fee assessed until March 23, 2005, on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the 0.5% fee on all other redemptions.
††	Annualized.
‡	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.

Emerging Markets Stock Index Fund VIPER Shares
For a Share Outstanding Throughout the Period	March 4* to April 30, 2005

Net Asset Value, Beginning of Period	$50.55

Investment Operations
Net Investment Income	.23
Net Realized and Unrealized Gain (Loss) on Investments	(4.95)

Total from Investment Operations	(4.72)

Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—

Total Distributions	—

Net Asset Value, End of Period	$45.83

Total Return	-9.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$84
Ratio of Total Expenses to Average Net Assets	0.30%**
Ratio of Net Investment Income to Average Net Assets	2.12%**
Portfolio Turnover Rate†	12%**

*	Inception.
**	Annualized.
†	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.

FINANCIAL HIGHLIGHTS (CONTINUED)

Total International Stock Index Fund
For a Share Outstanding	Six Months Ended April 30,	Year Ended October 31,			Jan.1 to Oct. 31,	Year Ended December 31,
Throughout Each Period	2005	2004	2003	2002	2001*	2000	1999

Net Asset Value, Beginning of Period	$11.48	$9.84	$7.79	$8.99	$11.83	$14.31	$11.19

Investment Operations
Net Investment Income	.255	.19	.157	.165	—	.20	.21
Capital Gain Distributions Received	—	—	—	—	—	.01	.04
Net Realized and Unrealized Gain (Loss)
on Investments	.850	1.64	2.050	(1.200)	(2.84)	(2.44)	3.09

Total from Investment Operations	1.105	1.83	2.207	(1.035)	(2.84)	(2.23)	3.34

Distributions
Dividends from Net Investment Income	(.255)	(.19)	(.157)	(.165)	—	(.20)	(.21)
Distributions from Realized Capital Gains	—	—	—	—	—	(.05)	(.01)

Total Distributions	(.255)	(.19)	(.157)	(.165)	—	(.25)	(.22)

Net Asset Value, End of Period	$12.33	$11.48	$9.84	$7.79	$8.99	$11.83	$14.31

Total Return**	9.60%	18.80%	28.94%	-11.80%	-24.01%	-15.61%	29.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,438	$7,317	$4,538	$2,884	$2,732	$2,920	$2,570
Ratio of Total Expenses to
Average Net Assets—Note C	0%†	0%	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	1.94%	1.54%	1.75%	1.70%	0.05%††	1.68%	2.04%
Portfolio Turnover Rate	2%††	3%	2%	5%	2%	3%	1%

*	The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**	Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under $10,000.
†	The average weighted annualized expense ratio of the underlying funds was 0.31%.
††	Annualized.

Developed Markets Index Fund
Six Months Ended April 30,		Year Ended October 31,			Jan. 1 to Oct. 31,	May 8** to Dec. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001*	2000

Net Asset Value, Beginning of Period	$8.43	$7.22	$5.80	$6.83	$9.07	$10.00

Investment Operations
Net Investment Income	.19	.143	.116	.12	—	.15
Capital Gain Distributions Received	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	.57	1.210	1.420	(1.03)	(2.24)	(.93)

Total from Investment Operations	.76	1.353	1.536	(.91)	(2.24)	(.78)

Distributions
Dividends from Net Investment Income	(.19)	(.143)	(.116)	(.12)	—	(.15)
Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.19)	(.143)	(.116)	(.12)	—	(.15)

Net Asset Value, End of Period	$9.00	$8.43	$7.22	$5.80	$6.83	$9.07

Total Return†	8.98%	18.94%	27.06%	-13.61%	-24.70%	-7.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,342	$1,038	$597	$308	$145	$99
Ratio of Total Expenses to Average Net Assets—Note C	0%††	0%	0%	0%	0%	0%
Ratio of Net Investment Income to Average Net Assets	1.95%	1.52%	1.48%	1.30%	0.04%‡	1.66%‡
Portfolio Turnover Rate	10%‡	4%	7%	5%	9%	8%

*	The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**	Inception.
†	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the $10 annual account maintenance fee applied on balances under $10,000.
††	The average weighted annualized expense ratio of the underlying funds was 0.29%.
‡	Annualized.

FINANCIAL HIGHLIGHTS (CONTINUED)

Institutional Developed Markets Index Fund
Six Months Ended April 30,		Year Ended October 31,			Jan.1 to Oct. 31,	June1** to Dec. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001*	2000

Net Asset Value, Beginning of Period	$8.35	$7.16	$5.76	$6.78	$9.01	$10.00

Investment Operations
Net Investment Income	.20	.158	.126	.132	—	.15
Capital Gain Distributions Received	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	.56	1.190	1.400	(1.020)	(2.23)	(.99)

Total from Investment Operations	.76	1.348	1.526	(.888)	(2.23)	(.84)

Distributions
Dividends from Net Investment Income	(.20)	(.158)	(.126)	(.132)	—	(.15)
Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.20)	(.158)	(.126)	(.132)	—	(.15)

Net Asset Value, End of Period	$8.91	$8.35	$7.16	$5.76	$6.78	$9.01

Total Return†	9.06%	19.05%	27.13%	-13.41%	-24.75%	-8.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,326	$911	$567	$261	$206	$171
Ratio of Total Expenses to Average Net Assets—Note C	0%††	0%	0%	0%	0%	0%
Ratio of Net Investment Income to Average Net Assets	2.09%	1.81%	1.80%	1.75%	0.05%‡	1.74%‡
Portfolio Turnover Rate	10%‡	19%	11%	9%	3%	3%

*	The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**	Inception.
†	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
††	The average weighted annualized expense ratio of the underlying funds was 0.12%.
‡	Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Stock Index Funds comprise the European, Pacific, Emerging Markets, and Total International Stock Index Funds, the Developed Markets Index Fund, and the Institutional Developed Markets Index Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The European, Pacific, and Emerging Markets Stock Index Funds each seek to match the performance of a distinct international market index by investing in common stocks. The Total International Stock Index Fund seeks to match the performance of its target index by investing in the European, Pacific, and Emerging Markets Stock Index Funds. The Developed Markets and Institutional Developed Markets Index Funds seek to match the performance of their target index by investing in the European and Pacific Stock Index Funds. The funds’ direct and indirect investments in foreign securities involve investment risks not normally associated with investing in securities of U.S. corporations. The European and Pacific Stock Index Funds each offer four classes of shares: Investor Shares, Admiral Shares, Institutional Shares, and VIPER Shares. The Emerging Markets Stock Index Fund offers three classes of shares: Investor Shares, Institutional Shares, and VIPER Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $10 million. The European, Pacific, and Emerging Markets Stock Index Funds’ VIPER Shares were first issued on March 4, 2005, and offered to the public on March 10, 2005. VIPER Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1.	Security Valuation: European, Pacific, and Emerging Markets Stock Index Funds: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the funds’ pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the funds’ pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange on the valuation date. All funds: Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the funds’ fair value procedures, exchange rates may be adjusted if they change significantly before the funds’ pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.	Futures and Forward Currency Contracts: The European Stock Index Fund uses MSCI Pan-Euro Index futures contracts, and the Pacific Stock Index Fund uses Topix Index futures contracts, to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The funds may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The funds may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the funds and the prices of futures contracts, and the possibility of an illiquid market. The European and Pacific Stock Index Funds also enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The funds’ risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4.	Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.	Security Lending: The funds may lend their securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The funds invest cash collateral received in Vanguard Market Liquidity Fund, and record a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes to the European, Pacific, and Emerging Markets Stock Index Funds at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard.

At April 30, 2005, the funds had contributed capital to Vanguard (included in Other Assets) of:

Index Fund	Capital Contribution to Vanguard (000)	Percentage of Fund Net Assets	Percentage of Vanguard's Capitalization

European	$1,596	0.01%	1.60%
Pacific	725	0.01	0.72
Emerging Markets	516	0.01	0.52

The funds’ trustees and officers are also directors and officers of Vanguard.

C. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds. The service agreement provides that Vanguard will reimburse the funds’ expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the funds. Accordingly, all expenses incurred by the funds during the six months ended April 30, 2005, were reimbursed by Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2005, the European, Pacific, and Emerging Markets Stock Index Funds realized net foreign currency gains (losses) of $1,119,000, $897,000, and $(1,018,000), respectively, which permanently increased (decreased) distributable net income for tax purposes; accordingly such gains (losses) have been reclassified from accumulated net realized losses to undistributed net investment income.

Certain of the European, Pacific, and Emerging Markets Stock Index Funds’ investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended April 30, 2005, the Pacific Stock Index Fund realized gains on sales of “passive foreign investment companies” of $1,000, which have been included in current and prior periods’ taxable income; accordingly such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Unrealized appreciation through October 31, 2004, on the European, Pacific, and Emerging Markets Stock Index Funds’ passive foreign investment company holdings at April 30, 2005, was $5,290,000, $20,679,000, and $1,049,000, respectively, which has been distributed and is reflected in the balance of undistributed net investment income.

The funds’ tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2004, the following funds had tax-basis capital losses available to offset future net capital gains:

	Capital Losses
Index Fund	Amount (000)	Expiration: Fiscal Years Ending October 31

European	$346,862	2009-2011
Pacific	176,947	2006-2011
Emerging Markets	200,247	2006-2012
Total International	51,127	2009-2010
Institutional Developed Markets	9,854	2011

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The funds will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2005; should the funds realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At April 30, 2005, net unrealized appreciation (depreciation) of investment securities for tax purposes was:

	(000)
Index Fund	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)

European	$3,011,363	$(458,985)	$2,552,378
Pacific	751,881	(396,559)	355,322
Emerging Markets	946,654	(153,567)	793,087
Total International	1,182,354	—	1,182,354
Developed Markets	211,328	—	211,328
Institutional Developed Markets	186,572	—	186,572

At April 30, 2005, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

		(000)
Index Fund/Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

European/
MSCI Pan-Euro Index, exp. 6/2005	4,468	$100,339	$(1,800)
Pacific/
Topix Index, exp. 6/2005	95	10,172	(615)

At April 30, 2005, the European and Pacific Stock Index Funds had open forward currency contracts to receive and deliver currencies as follows:

	(000)
	Contract Amount				Unrealized Appreciation
Index Fund/Contract Settlement Date	Receive		Deliver		(Depreciation)

European 6/22/2005	EUR	95,519	USD	123,477	$(1,923)
Pacific 6/15/2005	JPY	1,131,338	USD	10,820	(81)

EUR—Euro.
JPY—Japanese Yen.
USD—U.S. Dollars.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The European, Pacific, and Emerging Markets Stock Index Funds had net unrealized foreign currency gains (losses) of $(204,000), $470,000, and $154,000, respectively, resulting from the translation of other assets and liabilities at April 30, 2005.

E. During the six months ended April 30, 2005, purchases and sales of investment securities other than temporary cash investments were:

	(000)
Index Fund	Purchases	Sales

European	$2,224,957	$212,781
Pacific	934,402	88,526
Emerging Markets	1,073,688	222,169
Total International	1,712,455	102,457
Developed Markets	296,401	60,055
Institutional Developed Markets	414,105	57,025

F. The market value of securities on loan to broker/dealers at April 30, 2005, and collateral received with respect to such loans were:

	(000)
Index Fund	Market Value of Loaned Securities	Cash Collateral Received

European	$797,509	$840,181
Pacific	305,036	319,601
Emerging Markets	1,646	1,659

G. Capital share transactions for each class of shares were:

	Six Months Ended April 30, 2005		Year Ended October 31, 2004
Index Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)

European
Investor Shares
Issued	$1,672,186	64,641	$1,865,828	83,946
Issued in Lieu of Cash Distributions	193,083	7,680	122,103	5,831
Redeemed*	(309,621)	(12,006)	(556,957)	(25,095)

Net Increase (Decrease)—Investor Shares	1,555,648	60,315	1,430,974	64,682

Admiral Shares
Issued	165,845	2,732	152,991	2,923
Issued in Lieu of Cash Distributions	12,720	216	8,521	173
Redeemed*	(41,773)	(686)	(72,166)	(1,385)

Net Increase (Decrease)—Admiral Shares	136,792	2,262	89,346	1,711

Institutional Shares
Issued	478,562	18,501	416,745	18,726
Issued in Lieu of Cash Distributions	27,239	1,083	15,587	744
Redeemed*	(104,247)	(4,005)	(230,331)	(10,473)

Net Increase (Decrease)—Institutional Shares	401,554	15,579	202,001	8,997

VIPER Shares
Issued	75,469	1,518	—	—
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed*	—	—	—	—

Net Increase (Decrease)—VIPER Shares	75,469	1,518	—	—

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	Six Months Ended April 30, 2005		Year Ended October 31, 2004
Index Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Pacific
Investor Shares
Issued	$729,379	79,282	$1,170,294	140,693
Issued in Lieu of Cash Distributions	62,114	6,841	30,438	3,948
Redeemed**	(201,980)	(22,153)	(268,202)	(32,593)

Net Increase (Decrease)—Investor Shares	589,513	63,970	932,530	112,048

Admiral Shares
Issued	103,090	1,724	190,717	3,520
Issued in Lieu of Cash Distributions	4,887	82	2,258	45
Redeemed**	(50,189)	(835)	(104,827)	(1,871)

Net Increase (Decrease)—Admiral Shares	57,788	971	88,148	1,694

Institutional Shares
Issued	305,823	33,251	517,989	60,586
Issued in Lieu of Cash Distributions	14,257	1,568	5,334	692
Redeemed**	(173,430)	(19,039)	(174,889)	(21,295)

Net Increase (Decrease)—Institutional Shares	146,650	15,780	348,434	39,983

VIPER Shares
Issued	51,868	1,039	—	—
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed**	—	—	—	—

Net Increase (Decrease)—VIPER Shares	51,868	1,039	—	—

Emerging Markets
Investor Shares
Issued	$919,831	62,304	$981,241	80,355
Issued in Lieu of Cash Distributions	49,567	3,457	24,115	2,113
Redeemed†	(210,799)	(14,604)	(330,113)	(27,891)

Net Increase (Decrease)—Investor Shares	758,599	51,157	675,243	54,577

Institutional Shares
Issued	60,036	4,049	90,770	7,474
Issued in Lieu of Cash Distributions	3,532	246	1,796	157
Redeemed†	(33,070)	(2,179)	(11,754)	(1,007)

Net Increase (Decrease)—Institutional Shares	30,498	2,116	80,812	6,624

VIPER Shares
Issued	87,763	1,832	—	—
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed†	—	—	—	—

Net Increase (Decrease)—VIPER Shares	87,763	1,832	—	—

	Six Months Ended April 30, 2005		Year Ended October 31, 2004
Index Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Total International
Issued	$2,033,127	162,625	$2,620,184	241,951
Issued in Lieu of Cash Distributions	154,147	12,332	85,442	8,208
Redeemed††	(578,347)	(46,440)	(802,252)	(74,110)

Net Increase (Decrease)	1,608,927	128,517	1,903,374	176,049

Developed Markets
Issued	$358,687	39,288	$442,726	55,878
Issued in Lieu of Cash Distributions	20,916	2,291	11,440	1,495
Redeemed‡	(142,108)	(15,525)	(134,520)	(16,873)

Net Increase (Decrease)	237,495	26,054	319,646	40,500

Institutional Developed Markets
Issued	$414,057	45,915	$373,929	47,772
Issued in Lieu of Cash Distributions	19,681	2,175	7,931	1,048
Redeemed‡‡	(76,165)	(8,411)	(145,955)	(18,894)

Net Increase (Decrease)	357,573	39,679	235,905	29,926

*	European Stock Index Fund amounts are net of redemption fees of $329,000 and $282,000 (fund totals).
**	Pacific Stock Index Fund amounts are net of redemption fees of $163,000 and $302,000 (fund totals).
†	Emerging Markets Stock Index Fund amounts are net of redemption fees of $1,140,000 and $1,495,000 (fund totals).
††	Total International Stock Index Fund collected redemption fees of $188,000 and $222,000, which were reallocated proportionately to the funds in which it invests.
‡	Developed Markets Index Fund collected redemption fees of $234,000 and $31,000, which were reallocated proportionately to the funds in which it invests.
‡‡	Institutional Developed Markets Index Fund collected redemption fees of $8,000 and $1,000, which were reallocated proportionately to the funds in which it invests.

ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. Vanguard “funds of funds,” such as the Developed Markets Index Fund, Institutional Developed Markets Index Fund, and Total International Stock Index Fund, do not have direct expenses, but each fund bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the fund’s average weighted expense ratio, also expressed as a percentage of average net assets.

The examples in the table on the next page are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include low-balance fees, account maintenance fees, or the transaction fees on redemptions. These fees are described fully in the prospectus; they also are noted on the Performance Summary pages in this report. If the fees were applied to your account, your costs would be higher. The funds do not carry “sales loads.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the funds’ expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Six Months Ended April 30, 2005*
Index Fund	Beginning Account Value 10/31/2004	Ending Account Value 4/30/2005	Expenses Paid During Period**

Based on Actual Fund Return
European
Investor Shares	$1,000.00	$1,100.54	$1.41
Admiral Shares	1,000.00	1,101.22	0.89
Institutional Shares	1,000.00	1,101.76	0.57

Pacific
Investor Shares	$1,000.00	$1,065.62	$1.69
Admiral Shares	1,000.00	1,066.53	1.02
Institutional Shares	1,000.00	1,067.04	0.72

Emerging Markets†
Investor Shares	$995.00	$1,137.23	$7.43
Institutional Shares	995.00	1,138.35	6.43

Total International	$1,000.00	$1,095.95	$1.61

Developed Markets	$1,000.00	$1,089.83	$1.50

Institutional Developed
Markets	$1,000.00	$1,090.65	$0.62

Based on Hypothetical 5% Yearly Return
European
Investor Shares	$1,000.00	$1,023.46	$1.35
Admiral Shares	1,000.00	1,023.95	0.85
Institutional Shares	1,000.00	1,024.25	0.55

Pacific
Investor Shares	$1,000.00	$1,023.16	$1.66
Admiral Shares	1,000.00	1,023.80	1.00
Institutional Shares	1,000.00	1,024.10	0.70

Emerging Markets†
Investor Shares	$995.00	$1,017.40	$7.30
Institutional Shares	995.00	1,018.34	6.35

Total International	$1,000.00	$1,023.26	$1.56

Developed Markets	$1,000.00	$1,023.36	$1.45

Institutional Developed
Markets	$1,000.00	$1,024.20	$0.60

*	The table does not include data for funds or share classes of funds with fewer than six months of history.
**	The calculations are based on expenses incurred in the most recent six-month period, except for the three "funds of funds," for which calculations are based on expenses incurred in the most recent fiscal period of each underlying fund. The European, Pacific, and Emerging Markets Stock Index Funds' annualized six-month expense ratios are: 0.27% for European Stock Index Fund Investor Shares, 0.17% for Admiral Shares, and 0.11% for Institutional Shares; 0.33% for Pacific Stock Index Fund Investor Shares, 0.20% for Admiral Shares, and 0.14% for Institutional Shares; 0.46% for Emerging Markets Stock Index Fund Investor Shares and 0.27% for Institutional Shares. The other funds' annualized average weighted expense ratios as of April 30, 2005, are (in order as listed from top to bottom above) 0.31%, 0.29%, and 0.12%. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.
†	Calculations reflect the fund's 0.5% purchase fee, which is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.

TRUSTEES RENEW ADVISORY ARRANGEMENT

The board of trustees of the Vanguard International Stock Index Funds has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the European, Pacific, and Emerging Markets Stock Index Funds. The Total International Stock Index Fund, Developed Markets Index Fund, and Institutional Developed Markets Index Fund do not employ an investment advisor but benefit from the investment advisory services provided to the underlying funds in which they invest. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders. The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the funds’ investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $580 billion in assets (stocks and bonds). Vanguard adheres to a sound, disciplined investment management process, and the portfolio management team has considerable experience, stability, and depth. The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of their target benchmarks and peer groups. The board noted that the funds have performed in line with expectations and that their results have been consistent with their investment strategies. Information about the funds’ performance, including some of the data considered by the board, can be found in the “Performance Summaries” section of this report.

COST

The expense ratios for the European, Pacific, and Emerging Markets Stock Index Funds were far below the average expense ratios charged by funds in each fund’s peer group. As previously noted, the other three Vanguard funds do not incur advisory expenses directly. Information about the funds’ expense ratios appears in the “About Your Fund’s Expenses” section of this report as well as in the “Financial Statements” section. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

THE BENEFIT OF ECONOMIES OF SCALE

The board of trustees concluded that Vanguard’s low-cost arrangement with the International Stock Index Funds ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after one year.

     INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you’re like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you—and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Education and Research Funds & Stocks sections to:

•	Determine what asset allocation might best suit your needs—by taking our Investor Questionnaire.
•	Find out how much to save for retirement and your children’s college education—by using our planning tools.
•	Learn how to achieve your goals—by reading our PlainTalk® investment guides.
•	Find your next fund—by using the Compare Funds, Compare Fund Costs, and Narrow Your Fund Choices tools.
•	Look up fund price, performance history, and distribution information—in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

•	See what you own (at Vanguard and elsewhere) and how your investments are doing.
•	Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
•	Analyze your portfolio’s holdings and performance.
•	Open new accounts, buy and sell shares, and exchange money between funds—securely and easily.
•	Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

INVEST WITH VANGUARD FOR YOUR RETIREMENT

Vanguard offers low-cost, high-quality solutions that combine a variety of investment choices to help you achieve your retirement goals.

A Vanguard traditional IRA enables you to make deductible or nondeductible contributions that can grow tax-deferred until you take distributions in retirement, while a Vanguard Roth IRA allows you to make nondeductible contributions with tax-free withdrawals when you take qualified distributions.

With either type of Vanguard IRA®, your investment options include:

• Vanguard mutual funds

Select from our comprehensive lineup of more than 70 low-cost mutual funds suitable for retirement investing—all with no sales commissions—to help you reach your retirement goals. We offer a broad selection of stock, bond, balanced, and money market funds.

• Vanguard Target Retirement Funds

Choose a single, all-in-one portfolio that is professionally managed and well diversified. It automatically shifts from a more aggressive to a more conservative asset allocation as your target retirement date approaches, so you can leave the time-consuming details of portfolio management to Vanguard.

• Other investment options

Consolidate and build your portfolio in a single account that provides access to the universe of stocks, bonds, options, certificates of deposit (CDs), exchange-traded funds (ETFs), and non-Vanguard mutual funds through Vanguard Brokerage Services®.

ROLLOVER OPTIONS

When you change jobs or retire, you can take greater control of your investments by rolling over your assets in an employer-sponsored retirement plan to a Vanguard IRA. To initiate a rollover, visit Vanguard.com, where you can complete our easy online application. You can also print out the application and mail it to us—or call a Vanguard retirement specialist at 800-205-6189.

For more information, visit www.vanguard.com, or call 800-662-7447 for Vanguard funds and 800-992-8327 for non-Vanguard funds offered through Vanguard Brokerage Services, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectus; read and consider it carefully before investing.

MAXIMIZE YOUR RETIREMENT INVESTMENTS

Are you taking full advantage of your IRA? You should be. With increased contribution limits, these tax-advantaged accounts are powerful options for retirement savers. To take full advantage of your retirement account, consider these simple, but important, steps:

• Contribute the maximum amount each year.

If you invest as much in your IRA as the law allows—$4,000 for 2005 if you are under the age of 50, and $4,500 if you are aged 50 or older—you will increase your chances of meeting your retirement goals. Provided you meet the eligibility requirements, max out your contribution every year you can.

• Make automatic contributions.

You can make regular contributions to your IRA by taking advantage of Vanguard’s Automatic Investment Plan, which deducts your contributions from your bank account on a schedule you select—making retirement investing a healthy habit.

• Keep your savings on course.

Unless you’ve invested in a Vanguard Target Retirement Fund, you should rebalance your account periodically to ensure that your target asset allocations are aligned to meet your retirement objectives.

• Protect those you care about.

You determine who will receive your retirement assets after your death, so it’s important to keep your beneficiary designations up to date. They will generally override any other instructions—even those in your will.

• Adopt a long-term approach.

A successful investment strategy requires a long-term perspective and staying on course—even when the financial markets are declining. Market-timing and performance-chasing are losing strategies that can cause you to stray from the path to your retirement goals.

If you have any questions about IRAs or would like to talk to a Vanguard retirement specialist, call 800-205-6189.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland) Limited (investment management) (since November 2001), BKF Capital (investment management), The Jeffrey Co. (holding company), and CareGain, Inc. (health care management).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.

John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Vanguard Brokerage Services, Admiral, PlainTalk, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc.

The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 800-662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942-8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.	World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q722 062005

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD STAR FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	June 14, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD STAR FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	June 14, 2005

VANGUARD STAR FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	June 14, 2005

*By Power of Attorney. See File Number 002-14336, filed on December 20, 2004.
Incorporated by Reference.